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2002 Annual Report
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                                                 Janus Fund

                                                 Janus Fund 2

                                                 Janus Balanced Fund

                                                 Janus Core Equity Fund

                                                 Janus Enterprise Fund

                                                 Janus Global Life Sciences Fund

                                                 Janus Global Technology Fund

                JANUS EQUITY FUNDS               Janus Global Value Fund

                                                 Janus Growth and Income Fund

                                                 Janus Mercury Fund

                                                 Janus Olympus Fund

                                                 Janus Orion Fund

                                                 Janus Overseas Fund

                                                 Janus Special Situations Fund

                                                 Janus Strategic Value Fund

                                                 Janus Twenty Fund

                                                 Janus Venture Fund

                                                 Janus Worldwide Fund


                                                         [LOGO] JANUS

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TABLE OF CONTENTS

     Market Overview - Equities ....................................      1

     Portfolio Managers' Commentaries and Schedules of Investments

          Janus Fund ...............................................      2

          Janus Fund 2 .............................................      7

          Janus Balanced Fund ......................................     10

          Janus Core Equity Fund ...................................     16

          Janus Enterprise Fund ....................................     20

          Janus Global Life Sciences Fund ..........................     24

          Janus Global Technology Fund .............................     27

          Janus Global Value Fund ..................................     31

          Janus Growth and Income Fund .............................     35

          Janus Mercury Fund .......................................     40

          Janus Olympus Fund .......................................     44

          Janus Orion Fund .........................................     48

          Janus Overseas Fund ......................................     51

          Janus Special Situations Fund ............................     56

          Janus Strategic Value Fund ...............................     59

          Janus Twenty Fund ........................................     63

          Janus Venture Fund .......................................     66

          Janus Worldwide Fund .....................................     70

     Statements of Assets and Liabilities ..........................     76

     Statements of Operations ......................................     78

     Statements of Changes in Net Assets ...........................     80

     Financial Highlights ..........................................     85

     Notes to Schedules of Investments .............................     94

     Notes to Financial Statements .................................     97

     Report of Independent Accountants .............................    105

     Explanations of Charts, Tables and Financial Statements .......    106

     Trustees and Officers .........................................    108

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MARKET OVERVIEW - EQUITIES

If any single theme defined the stock market this year it was the tug-of-war between an uncertain economic outlook and a massive liquidity injection by the Federal Reserve.

The period began with the National Bureau of Economic Research confirming what markets had known for months - the U.S. economy was in recession. But by the time economists had certified the current downturn as a bona fide recession, equity markets were already focusing on a return to growth. Stocks, which had recovered nicely from their post-9/11 lows, marched higher in November and December of 2001 in anticipation of what many investors hoped would be a robust economic recovery.

But even as investors were positioning themselves for a return to growth, some observers remained unconvinced. Among the skeptics were Federal Reserve Chairman Alan Greenspan and his fellow policymakers at the Federal Reserve, who by December had cut the federal funds rate twice to a near-historic low of 1.75% and then left it there for the next 11 months in a continuing bid to reinvigorate the economy. In addition to this extremely accommodative monetary stance, the economy received what should have been a powerful lift from a sizable federal tax cut, enormous (and unsustainable) subsidies on auto sales by virtually all the major auto manufacturers and a massive cash injection provided by an unprecedented boom in mortgage refinancing activity - itself inspired by historically low interest rates.

Still, whatever recovery there was remained almost exclusively a consumer-driven phenomenon. In fact, if the Federal Reserve wasn't convinced of the U.S. economy's ability to rally back, neither was corporate America. Given a persistent lack of visibility in the outlook for demand and the lukewarm recovery in corporate profits, business executives remained almost entirely unwilling to invest in new equipment or hire new workers, and by mid-summer the downturn looked dangerously close to becoming a self-reinforcing cycle. Business sentiment followed stocks lower throughout the summer as a result, and the one consistent note sounded by the scores of corporate leaders our portfolio managers and analysts met with during those difficult days was one of resignation, if not despair.

The seemingly endless stream of corporate scandals that began in late 2001 with Enron and has continued beyond the close of our fiscal year only added to the gloom by eroding confidence in the market - and perhaps even the free enterprise system itself. More recently, the addition of Iraq to the daily headlines has injected further uncertainty into a market already plagued by scandal, economic weakness and persistent share price volatility.

With that said, things are not necessarily as bleak as they appear. Stocks should ultimately react to the one-two punch of monetary and fiscal stimulus we've seen over the last 18 months, which should give those inclined to walk away from the market reason to pause. Indeed, the economy itself has shown tangible signs of strength in recent months - perhaps most notably in the form of four consecutive quarters of positive GDP growth and greater labor market stability after nearly a year and a half of rising joblessness.

Meanwhile, valuations now stand at levels where the combined dividend and earnings yields offered by stocks rival those available on government bonds, a situation that should favor equities over other alternatives in the near to mid-term. At the same time, earnings expectations are more realistic and eminently more achievable than in the recent past - particularly given the relatively easy year-on-year comparisons many firms now face in the wake of last year's sharp slowdown. As if to confirm the point, corporate profits grew by 7% during the third quarter of 2002, and while that may not represent the kind of double-digit growth some of the more aggressive bulls were hoping for, it is certainly conducive to the kind of moderate-growth environment in which equity investors often thrive.

Add to this the fact that markets showed tangible signs of stability in October, the final month of the period, and it seems increasingly likely that the elements necessary for a sustained market recovery are finally beginning to align.

Of course, trying to predict the future direction of the market-at-large is a fool's game. As stock-pickers, the best we can do is intensify our efforts to understand our companies better than anyone, meanwhile remaining confident that when stability and growth return, our efforts will be rewarded.

In the letters that follow, your portfolio managers will discuss the factors that have driven performance over the last 12 months. They will also provide insight into their outlook for the future and tell you where they're finding opportunities today.

Thank you for your continued investment with Janus.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Equity Funds  October 31, 2002  1
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JANUS FUND                                     Blaine Rollins, portfolio manager

For the 12 months ended October 31, 2002, Janus Fund declined 16.82%, trailing the 15.10% decline of its benchmark, the S&P 500(R) Index.(1) This performance earned the Fund a second-quartile ranking, placing it 178th out of 643 large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Uncertainty surrounding lingering terrorist threats and, later, a potential war with Iraq overshadowed the economy and stock market for much of the period. Ongoing corporate scandals added to Wall Street's woes and undermined the confidence of investors and consumers alike. In turn, companies maintained a conservative spending mindset and households scaled back their purchases, leading to sluggish economic growth and some high-profile corporate earnings disappointments that further depressed share prices. Consequently, as the period came to a close, all three major stock benchmarks had declined.

The worldwide slowdown in the financial industry significantly affected one of the Fund's longtime holdings, Bank of New York. The financial services provider, which caters to institutional banks, not only posted weakened results, but also absorbed a substantial charge for writing off a number of bad debts and investments. The company's management team has demonstrated that it can successfully navigate market volatility, however, so we are standing by Bank of New York.

We also remain invested in conglomerate Tyco International, although with a reduced position. High-profile misdeeds by former executives and significant debt issues undercut the stock through the first half of the year, but a new team has assumed management of the company, which we believe still possesses some healthy attributes. In addition to controlling extremely strong franchises in the home security, healthcare supply and fire protection businesses, Tyco spun off its CIT Group financial arm to raise cash and allay concerns about its ability to pay down debt. As long as the company's valuation is attractive, we will continue to be interested in Tyco's turnaround story.

Elsewhere, the ongoing slowdown in corporate spending hurt semiconductor manufacturers Maxim Integrated Products and Linear Technology. With a focus on diverse end markets ranging from home appliances to laptop computers, however, Maxim and Linear are not subject to the overcapacity concerns facing chipmakers supplying the personal computer market. Instead, both companies are developing products that further integrate advanced electronics into everyday life. The way we see it, Maxim and Linear are better positioned for a recovery than their PC-dependent peers.

On the plus side, many of the Fund's winners were companies with resilient business models that allowed for adjustments to the stagnating economy. For example, one of our leaders was Sysco Corp., the largest institutional food distributor in North America. Despite a slowing economy, people have continued to either dine out or purchase meals prepared away from home. Sysco, which has effectively leveraged its market position to thwart competitive threats, has capitalized on this trend to deliver consistent sales growth.

We also experienced continued gains from diversified media giant Viacom. From its cable television properties such as MTV and Nickelodeon to its Infinity radio group, this company has executed well on its business plan and taken share from competitors in the process. With the No. 1-rated drama, "CSI," the top-rated comedy, "Everybody Loves Raymond," and the leading reality show, "Survivor," CBS Television performed remarkably well as it benefited from an improving advertising climate.

Meanwhile, we took some profits in Lockheed Martin. The defense contractor first caught our attention when current CEO Bob Stevens was leading the company's battle for survival. Since then, Lockheed has improved operations across all of its business segments and currently wins more than half of its government bids. Furthermore, with specialties in military aircraft and intelligence gathering, Lockheed, in our view, is in a prime position to gain from the nation's ongoing war and defense efforts.

Among the Fund's new holdings was Apollo Group, the operator of advanced degree programs targeting working adults. As the economy cooled, the importance of higher education reemerged. Employees competing for promotions, especially those in the technology industry, found they needed to return to class and shore up their resumes with additional schooling. Absent the high cost structure of a state or private institution, Apollo's University of Phoenix offers students a reasonably priced option while maintaining solid margins.

In the midst of such uncertain times, managing the Fund is definitely a challenge. While our relative performance may be better than our peer group average, I am very unhappy with the Fund's absolute returns. Nevertheless, I am optimistic that the companies we invest in can generate better long-term earnings growth than that of the overall market. We own many great, sustainable business franchises run by good people who are committed to allocating capital efficiently and growing shareholder value. While the current economic environment may have reduced near-term growth prospects for some of our companies, we are invested for the long term and believe that these names will emerge leaner, wiser and in a better competitive position as the recovery occurs. That said, I remain excited about the future and thank you again for your continued investment in Janus Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds with in a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains an dividends reinvested. As of October 31, 2002, Lipper ranked Janus Fund 104th out of 298 and 30th out of 89 large-cap growth funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Equity Funds  October 31, 2002
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Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
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Equities                                              99.7%                98.9%
  Foreign                                              7.9%                10.0%
    European                                           2.2%                 2.8%
Top 10 Equities                                       41.3%                42.8%
Number of Stocks                                         98                   97
Cash, Cash Equivalents and
  Fixed-Income Securities                              0.3%                 1.1%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
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Multimedia                                            11.6%                13.8%
Semiconductor Components/
  Integrated Circuits                                  8.5%                 8.9%
Cosmetics and Toiletries                               6.4%                 4.5%
Cable Television                                       6.0%                 7.7%
Diversified Operations                                 4.6%                 6.5%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
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Viacom, Inc. - Class B                                 6.4%                 4.3%
Comcast Corp. - Special Class A                        6.0%                 6.6%
AOL Time Warner, Inc.                                  5.2%                 9.2%
Colgate-Palmolive Co.                                  4.7%                 3.5%
Linear Technology Corp.                                4.3%                 4.4%
Maxim Integrated Products, Inc.                        4.2%                 4.2%
Walgreen Co.                                           3.1%                 2.0%
Tenet Healthcare Corp.                                 2.8%                 2.5%
Bank of New York Company, Inc.                         2.5%                 2.4%
XL Capital, Ltd. - Class A                             2.1%                 1.5%

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Average Annual Total Return - for the periods ended October 31, 2002

                              One Year    Five Year    Ten Year    Since 2/5/70*
Janus Fund                    (16.82)%     (0.37)%       7.75%        14.10%
S&P 500(R)Index               (15.10)%      0.73%        9.88%        11.14%

Janus Fund
$750,205

S&P 500(R) Index
$317,177
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Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($750,205) as compared to the S&P 500 Index ($317,177).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.7%
Advertising Sales - 0.7%
   3,398,340    Lamar Advertising Co.* ......................     $  115,339,660

Aerospace and Defense - 2.1%
   2,386,830    General Dynamics Corp. ......................        188,869,858
   2,599,950    Lockheed Martin Corp. .......................        150,537,105

                                                                     339,406,963

Airlines - 1.7%
   3,618,177    Ryanair Holdings PLC (ADR)* .................        134,632,366
  10,076,628    Southwest Airlines Co. ......................        147,118,769

                                                                     281,751,135

Beverages - Non-Alcoholic - 1.0%
   3,360,995    Coca-Cola Co. ...............................     $  156,219,048

Broadcast Services and Programming - 1.5%
   6,505,538    Clear Channel Communications, Inc.* .........        241,030,183

Building - Mobile Home and Manufactured Housing - 0.5%
   6,363,055    Clayton Homes, Inc. .........................         72,029,783
     248,700    Winnebago Industries, Inc. ..................         11,273,571

                                                                      83,303,354

Building - Residential and Commercial - 0.3%
     158,045    NVR, Inc.* ..................................         53,577,255

Cable Television - 6.0%
  42,181,355    Comcast Corp. - Special Class A* ............        970,592,979

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Equity Funds  October 31, 2002  3
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JANUS FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Casino Services - 0.4%
     855,325    International Game Technology* ..............     $   64,328,993

Chemicals - Specialty - 1.4%
   1,338,765    Ecolab, Inc. ................................         64,595,411
   3,742,290    Sigma-Aldrich Corp.# ........................        171,209,767

                                                                     235,805,178

Commercial Banks - 0.5%
   1,074,110    M&T Bank Corp. ..............................         87,991,091

Commercial Services - Finance - 1.3%
   5,108,510    Concord EFS, Inc.* ..........................         72,949,523
   5,076,142    Paychex, Inc. ...............................        146,294,412

                                                                     219,243,935

Computer Services - 0.5%
   5,623,715    Ceridian Corp.* .............................         77,494,793

Containers - Metal and Glass - 0.4%
   1,390,210    Ball Corp. ..................................         67,327,870

Containers - Paper and Plastic - 1.1%
   2,695,120    Bemis Company, Inc.# ........................        140,388,801
   2,564,625    Sealed Air Corp.* ...........................         39,290,055

                                                                     179,678,856

Cosmetics and Toiletries - 6.4%
  14,056,155    Colgate-Palmolive Co. .......................        772,807,402
   3,036,760    Procter & Gamble Co. ........................        268,601,422

                                                                   1,041,408,824

Data Processing and Management - 1.4%
   1,385,765    Automatic Data Processing, Inc. .............         58,936,585
   4,306,925    Fiserv, Inc.* ...............................        134,548,337
   1,026,110    SEI Investments Co. .........................         27,386,876

                                                                     220,871,798

Distribution and Wholesale - 0.4%
   1,286,040    W.W. Grainger, Inc. .........................         62,321,498

Diversified Operations - 4.6%
   1,728,295    3M Co. ......................................        219,389,767
   3,052,065    ARAMARK Corp. - Class B* ....................         64,398,572
  16,746,095    Cendant Corp.* ..............................        192,580,093
   1,474,685    Illinois Tool Works, Inc. ...................         90,545,659
   1,081,695    ITT Industries, Inc. ........................         70,288,541
   7,659,750    Tyco International, Ltd. ....................        110,759,985

                                                                     747,962,617

E-Commerce/Products - 1.0%
   8,172,115    Amazon.com, Inc.* ...........................        158,212,146

E-Commerce/Services - 0.9%
   2,450,831    eBay, Inc.* .................................        155,039,569

Electronic Components - Semiconductors - 0.4%
   2,162,060    National Semiconductor Corp.* ...............         28,712,157
   2,845,965    NVIDIA Corp.* ...............................         33,866,983

                                                                      62,579,140

Fiduciary Banks - 3.7%
  15,780,720    Bank of New York Company, Inc. ..............        410,298,720
   5,446,225    Northern Trust Corp. ........................        189,637,554

                                                                     599,936,274

Finance - Commercial - 0.9%
   8,503,635    CIT Group, Inc. .............................     $  151,449,739

Financial Guarantee Insurance - 2.3%
   7,006,360    MGIC Investment Corp.# ......................        293,986,866
   2,842,790    PMI Group, Inc. .............................         84,715,142

                                                                     378,702,008

Food - Retail - 0.2%
     855,205    Whole Foods Market, Inc.* ...................         39,898,734

Food - Wholesale/Distribution - 1.0%
   5,119,245    Sysco Corp. .................................        162,177,682

Hazardous Waste Disposal - 0%
     224,575    Stericycle, Inc.* ...........................          7,478,347

Health Care Cost Containment - 0.4%
   2,308,335    First Health Group Corp.* ...................         59,970,543

Hospital Beds and Equipment - 0.6%
   2,006,795    Hillenbrand Industries, Inc. ................        104,353,340

Hotels and Motels - 0.1%
     854,865    Starwood Hotels & Resorts Worldwide, Inc. ...         19,918,355

Human Resources - 0.4%
   3,666,900    Robert Half International, Inc.* ............         61,237,230

Industrial Gases - 0.3%
     857,575    Praxair, Inc. ...............................         46,737,837

Instruments - Scientific - 0.5%
   2,319,400    Millipore Corp.# ............................         78,882,794

Insurance Brokers - 0.4%
   2,479,670    Arthur J. Gallagher & Co. ...................         66,504,749

Internet Brokers - 1.7%
  30,379,557    Charles Schwab Corp. ........................        278,884,333

Life and Health Insurance - 1.8%
   9,569,770    AFLAC, Inc. .................................        291,303,799

Machine Tools and Related Products - 0.3%
   1,372,000    Kennametal, Inc. ............................         42,765,240

Medical - Drugs - 0.6%
   1,085,810    Forest Laboratories, Inc.* ..................        106,398,522

Medical - HMO - 1.4%
   2,428,355    UnitedHealth Group, Inc. ....................        220,858,887

Medical - Hospitals - 2.8%
  15,727,800    Tenet Healthcare Corp.* .....................        452,174,250

Medical - Outpatient and Home Medical Care - 0.6%
   3,819,555    Apria Healthcare Group, Inc.*,# .............         93,158,946

Medical - Wholesale Drug Distributors - 0.2%
     419,370    Cardinal Health, Inc. .......................         29,024,598

Medical Instruments - 1.1%
   6,210,880    Apogent Technologies, Inc.*,# ...............        112,913,798
   2,050,190    St. Jude Medical, Inc.* .....................         73,007,266

                                                                     185,921,064

Medical Products - 1.5%
     641,205    Johnson & Johnson ...........................         37,670,794
   2,161,210    Stryker Corp. ...............................        136,372,351
     123,971    Synthes-Stratec, Inc.** .....................         74,994,481

                                                                     249,037,626

See Notes to Schedules of Investments and Financial Statements.

4  Janus Equity Funds  October 31, 2002

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Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Metal Processors and Fabricators - 0.2%
   1,880,975    Precision Castparts Corp. ...................     $   36,509,725

Motorcycle and Motor Scooter Manufacturing - 0.8%
   2,349,450    Harley-Davidson, Inc. .......................        122,876,235

Multi-Line Insurance - 0.7%
   2,150,260    PartnerRe, Ltd. .............................        113,963,780

Multimedia - 11.6%
  57,790,599    AOL Time Warner, Inc.* ......................        852,411,335
  23,266,091    Viacom, Inc. - Class B* .....................      1,037,900,320

                                                                   1,890,311,655

Networking Products - 0.9%
  12,656,045    Cisco Systems, Inc.* ........................        141,494,583

Optical Supplies - 0.9%
   3,746,335    Alcon, Inc. (New York Shares)*,** ...........        153,674,662

Pharmacy Services - 0.5%
   2,477,825    Syncor International Corp.*,# ...............         88,780,470

Pipelines - 0.1%
     250,000    Kinder Morgan, Inc. .........................          9,152,500

Property and Casualty Insurance - 2.6%
   2,249,467    W. R. Berkley Corp. .........................         83,567,699
   4,425,705    XL Capital, Ltd. - Class A ..................        337,017,436

                                                                     420,585,135

Radio - 0.3%
   2,608,365    Hispanic Broadcasting Corp.* ................         56,079,848

Reinsurance - 2.9%
         304    Berkshire Hathaway, Inc. - Class A* .........         22,553,760
      89,175    Berkshire Hathaway, Inc. - Class B* .........        219,370,500
   1,686,195    Everest Re Group, Ltd. ......................         97,833,034
   3,147,135    RenaissanceRe Holdings, Ltd. ................        129,032,535

                                                                     468,789,829

Retail - Building Products - 1.2%
   6,750,015    Home Depot, Inc. ............................        194,940,433

Retail - Consumer Electronics - 0.3%
   2,100,250    Best Buy Company, Inc.* .....................         43,286,153

Retail - Discount - 0.9%
   3,523,004    Costco Wholesale Corp.* .....................        119,535,526
   1,282,320    TJX Companies, Inc. .........................         26,313,206

                                                                     145,848,732

Retail - Drug Store - 3.1%
  14,868,065    Walgreen Co. ................................        501,797,194

Schools - 0.7%
   2,794,275    Apollo Group, Inc. - Class A* ...............        115,962,413

Semiconductor Components/Integrated Circuits - 8.5%
  25,587,705    Linear Technology Corp.# ....................        707,244,166
  21,679,735    Maxim Integrated Products, Inc.*,# ..........        690,282,762

                                                                   1,397,526,928

Semiconductor Equipment - 0.4%
   2,008,205    KLA-Tencor Corp.* ...........................     $   71,512,180

Super-Regional Banks - 0.3%
     854,415    Fifth Third Bancorp .........................         54,255,352

Television - 1.9%
  11,804,548    Univision Communications, Inc. - Class A*,# .        305,855,839

Textile-Home Furnishings - 0.1%
     293,895    Mohawk Industries, Inc.* ....................         15,738,077

Tools - Hand Held - 0.6%
   3,175,945    Stanley Works ...............................        102,805,340

Transportation - Railroad - 0.8%
   1,101,093    Canadian National Railway Co. ...............         46,548,237
   1,954,830    Canadian National Railway Co.
                  (New York Shares) .........................         83,412,596

                                                                     129,960,833

Transportation - Services - 2.1%
   2,662,260    Expeditors International of Washington, Inc.          83,887,813
   4,214,555    United Parcel Service, Inc. - Class B .......        252,915,446

                                                                     336,803,259
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Total Common Stock (cost $15,761,192,799) ...................     16,266,772,937
--------------------------------------------------------------------------------
Repurchase Agreement - 0.4%
$ 73,500,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $73,503,930
                  collateralized by $113,621,433
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,733,542 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $72,971,476
                  and $1,998,527 (cost $73,500,000) .........         73,500,000
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Total Investments (total cost $15,834,692,799) - 100.1% .....     16,340,272,937
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%     (19,851,696)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $16,320,421,241
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Equity Funds  October 31, 2002  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              4.8%        $   788,606,770
Canada                                               0.8%            129,960,833
Ireland                                              0.8%            134,632,366
Switzerland                                          1.4%            228,669,143
United States++                                     92.2%         15,058,403,825
--------------------------------------------------------------------------------
Total                                              100.0%        $16,340,272,937

++Includes Short-Term Securities (91.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Swiss Franc 4/15/03              54,000,000      $   36,736,304    $   (567,517)
--------------------------------------------------------------------------------
Total                            54,000,000      $   36,736,304    $   (567,517)

See Notes to Schedules of Investments and Financial Statements.

6  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND 2                                   John Schreiber, portfolio manager

For the 12 months ended October 31, 2002, Janus Fund 2 fell 27.23%, lagging the 15.10% loss by its benchmark, the S&P 500(R) Index.(1) In turn, the Fund earned a fourth-quartile ranking, placing 344th out of 414 multi-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Consumer sentiment soured significantly during the year and contributed to a treacherous stock market that remained mired in what many have called the worst bear market in 70 years. Not surprisingly, investor psychology remained extremely negative, driven by additional scandalous headlines out of corporate America and renewed concerns about a double-dip recession. Meanwhile, lukewarm economic indicators and a steady hand at the Federal Reserve failed to generate optimism for a near-term recovery. Additionally, as the nation grappled with the one-year anniversary of the September 11 terrorist attacks, war-related rhetoric regarding Iraq increased, further rattling already frayed nerves.

Turning to the Fund's holdings, we sold our position in Laboratory Corporation of America Holdings, the owner and operator of a national network of labs for medical clinical tests. Although the company broadened its geographic reach with the acquisition of Dynacare, questions about the durability of long-term volume growth arose later in the period.

In a market full of uncertainty, situations can change quickly. Such is the case with two holdings which, in my previous letter to you, I reported offered positive Fund contributions, but declined substantially in the second half and therefore detracted from our overall results. Leading credit card issuer Capital One's stock fell after it reached an informal agreement with federal regulators to boost its capital reserves to hedge against customer defaults. Although the company's flexible business model should allow it to continue to beat earnings estimates, the uncertainty associated with a regulatory overhang caused us to sell our remaining position.

Similarly, we had little choice but to liquidate our holdings in home improvement retailer Home Depot, which continued to struggle despite beating earnings estimates and delivering strong cash flow performance. As part of the normal maturation process faced by any large-cap retailer, the company has slowed expansion and focused on delivering better working capital toward performance. Although the result was a gusher of free cash flow for the first time in the company's history, transitional phases can be awkward. While Home Depot is clearly pulling levers to drive continued comparable store sales growth, we sold off the remainder of our position.

Meanwhile, helping to fuel the Fund's performance was International Game Technology (IGT), one of the world's leading slot-machine manufacturers. Much like the early 1990s, when the country was recovering from its last recession, cash-strapped states are considering legalized gaming as a way to replenish overdrawn coffers. Proliferation of gaming means more demand for market-leader IGT's products. IGT's new product roadmap, healthy share buyback program and strong balance sheet also bode well for the company.

Another standout was Forest Laboratories. The pharmaceutical company received U.S. Food and Drug Administration approval for its depression treatment Lexapro, and enjoyed a successful launch into the marketplace. We believe the new drug, which is expected to hold a strong competitive position, should contribute solid revenue and earnings growth. In contrast to mega-cap drug companies, Forest's more modest market capitalization potentially allows the market penetration of a single blockbuster drug to truly move the needle.

Smart acquisitions can also bolster a company's prospects, and we enjoyed gains from Ball Corp., which purchased fellow aluminum can manufacturer
Schmalbach-Lubeca of Germany. Ball, already North America's largest beverage can producer, secured the No. 2 spot in Europe at a very attractive price and the deal's favorable terms immediately translated into increased earnings projections.

In general, I remain encouraged about the economy's outlook. Consumers make up roughly two-thirds of the nation's economic activity and I am less bearish than many about the health of their spending habits. Between the ongoing mortgage refinancing boom and the free-flowing money supply from the Federal Reserve's spigot, I believe there's plenty of cash in the system to prop up household spending.

By sticking to our strategy of buying high-quality growth companies at reasonable prices, we are confident the Fund is in a prime spot to profit from an economic recovery. Regardless of the market's whims, I've always been a big fan of trying to keep investing simple, and one of the simplest messages is that, in the long run, stock prices follow earnings growth. Given that the Fund consists of what I believe are an attractive assortment of earnings growers with strong competitive positions, I'm hopeful that we'll see outperformance when the environment improves.

Thank you for your continued investment in Janus Fund 2.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Effective February 28, 2003, Janus Fund 2 will merge into Janus Fund, which reopens to new investors on December 31, 2002. Janus Fund has an investment objective similar to that of Janus Fund 2.

                                         Janus Equity Funds  October 31, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              94.5%                93.4%
  Foreign                                              2.0%                 8.7%
    European                                             --                 5.7%
Top 10 Equities                                       44.0%                56.9%
Number of Stocks                                         44                   40
Cash and Cash Equivalents                              5.5%                 6.6%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Broadcast Services and Programming                     7.1%                12.5%
Multimedia                                             6.6%                10.4%
Casino Services                                        5.1%                   --
Applications Software                                  4.7%                 5.3%
Retail - Home Furnishings                              4.7%                   --

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          7.1%                12.5%
International Game Technology                          5.1%                   --
Intuit, Inc.                                           4.7%                 0.5%
Pier 1 Imports, Inc.                                   4.7%                   --
Medtronic, Inc.                                        4.6%                 1.1%
RealNetworks, Inc.                                     4.4%                   --
Smith International, Inc.                              3.7%                   --
Viacom, Inc. - Class B                                 3.6%                 2.0%
Forest Laboratories, Inc.                              3.1%                 0.5%
AOL Time Warner, Inc.                                  3.0%                 8.4%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                              One Year          Since 12/29/00*
Janus Fund 2                  (27.23)%             (31.64)%
S&P 500(R) Index              (15.10)%             (18.40)%

Janus Fund 2
$4,970

S&P 500(R) Index
$6,889
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund 2 and the S&P 500 Index. Janus Fund 2 is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 2000, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Fund 2 ($4,970) as compared to the S&P 500 Index ($6,889).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.5%
Aerospace and Defense - 1.4%
      40,000    General Dynamics Corp. ......................     $    3,165,200

Aerospace and Defense-Equipment - 0.4%
      15,000    Alliant Techsystems, Inc.* ..................            902,250

Applications Software - 4.7%
     200,000    Intuit, Inc.* ...............................         10,384,000

Athletic Footwear - 1.1%
      50,000    NIKE, Inc. - Class B ........................     $    2,359,500

Beverages - Non-Alcoholic - 1.3%
      60,000    Coca-Cola Co. ...............................          2,788,800

Broadcast Services and Programming - 7.1%
   1,900,000    Liberty Media Corp. - Class A* ..............         15,713,000

Casino Hotels - 1.0%
      70,000    MGM Mirage, Inc.* ...........................          2,177,000

See Notes to Schedules of Investments and Financial Statements.

8  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND 2

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Casino Services - 5.1%
     150,000    International Game Technology* ..............     $   11,281,500

Computers - Memory Devices - 2.1%
     700,000    EMC Corp.* ..................................          3,577,000
      50,000    SanDisk Corp.* ..............................            988,500

                                                                       4,565,500

Containers - Metal and Glass - 1.1%
      50,000    Ball Corp. ..................................          2,421,500

Cosmetics and Toiletries - 2.5%
     100,000    Colgate-Palmolive Co. .......................          5,498,000

Diversified Financial Services - 2.2%
     130,000    Citigroup, Inc. .............................          4,803,500

E-Commerce/Products - 1.8%
     200,000    Amazon.com, Inc.* ...........................          3,872,000

Finance - Credit Card - 2.1%
     125,000    American Express Co. ........................          4,546,250

Finance - Investment Bankers/Brokers - 4.7%
      75,000    Lehman Brothers Holdings, Inc. ..............          3,995,250
     165,000    Merrill Lynch & Company, Inc. ...............          6,261,750

                                                                      10,257,000

Insurance Brokers - 0.5%
      40,000    Brown & Brown, Inc. .........................          1,216,000

Internet Applications Software - 4.4%
   2,725,000    RealNetworks, Inc.* .........................          9,564,750

Internet Security - 1.5%
     200,000    CheckFree Corp.* ............................          3,256,000

Medical - Biomedical and Genetic - 2.7%
     175,000    Genentech, Inc.* ............................          5,965,750

Medical - Drugs - 3.1%
      70,000    Forest Laboratories, Inc.* ..................          6,859,300

Medical - HMO - 2.1%
      50,000    UnitedHealth Group, Inc. ....................          4,547,500

Medical - Wholesale Drug Distributors - 1.4%
      15,000    AmerisourceBergen Corp. .....................          1,067,250
      30,000    Cardinal Health, Inc. .......................          2,076,300

                                                                       3,143,550

Medical Instruments - 4.6%
     225,000    Medtronic, Inc. .............................         10,080,000

Motorcycle and Motor Scooter Manufacturing - 0.8%
      35,000    Harley-Davidson, Inc. .......................          1,830,500

Multi-Line Insurance - 1.7%
      60,000    American International Group, Inc. ..........          3,753,000

Multimedia - 6.6%
     450,000    AOL Time Warner, Inc.* ......................          6,637,500
     175,000    Viacom, Inc. - Class B* .....................          7,806,750

                                                                      14,444,250

Oil - Field Services - 2.1%
     160,000    Baker Hughes, Inc. ..........................     $    4,648,000

Oil and Gas Drilling - 2.0%
     125,000    Nabors Industries, Ltd.* ....................          4,371,250

Oil Companies - Exploration and Production - 3.9%
      85,000    Anadarko Petroleum Corp. ....................          3,785,900
      70,000    Apache Corp. ................................          3,784,200
      25,000    EOG Resources, Inc. .........................            925,750

                                                                       8,495,850

Oil Field Machinery and Equipment - 3.7%
     260,000    Smith International, Inc.* ..................          8,127,600

Reinsurance - 2.0%
          60    Berkshire Hathaway, Inc. - Class A* .........          4,451,400

Retail - Discount - 2.1%
     225,000    TJX Companies, Inc. .........................          4,617,000

Retail - Home Furnishings - 4.7%
     550,000    Pier 1 Imports, Inc. ........................         10,367,500

Retail - Office Supplies - 1.8%
     260,000    Staples, Inc.* ..............................          4,030,000

Semiconductor Equipment - 1.4%
     100,000    Novellus Systems, Inc.* .....................          3,160,000

Television - 1.7%
     500,000    ACME Communications, Inc.* ..................          3,810,000

Transportation - Services - 0.6%
      25,000    FedEx Corp. .................................          1,329,750

Transportation - Truck - 0.5%
      40,000    J.B. Hunt Transport Services, Inc.* .........          1,107,600
--------------------------------------------------------------------------------
Total Common Stock (cost $217,841,962) ......................        207,911,550
--------------------------------------------------------------------------------
Repurchase Agreement - 4.0%
$  8,800,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $8,800,471
                  collateralized by $13,603,655
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $207,553 in U.S. Treasury
                  Notes/Bonds; 0% - 9.125%
                  1/31/03 - 2/15/29; with respective
                  values of $8,736,721
                  and $239,279 (cost $8,800,000) ............          8,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $226,641,962) - 98.5% .........        216,711,550
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%          3,414,602
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  220,126,152
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.0%         $    4,371,250
United States++                                     98.0%            212,340,300
--------------------------------------------------------------------------------
Total                                              100.0%         $  216,711,550

++Includes Short-Term Securities (93.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Equity Funds  October 31, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND                            Karen L. Reidy, portfolio manager

Janus Balanced Fund declined 3.85% for the 12 months ended October 31, 2002, topping the 15.10% decline of the S&P 500(R) Index but lagging the 5.49% gain of the Lehman Brothers Government/Credit Index, the benchmark for the fixed-income component of the Fund.(1) This performance earned the Fund a top-decile ranking for the one-year period ended October 31, 2002, placing it 27th out of 508 balanced funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Cautious optimism was the watchword as our fiscal year commenced. But despite the lowest interest rates in 40-plus years, hopes for a much-anticipated recovery faded in the spring amid increasingly negative economic news. While investors tried to assess the strength of the economy and the outlook for company earnings, consumer spending moderated as stock losses mounted and jobless claims steadily increased. The biggest risk for the economy, however, was a potential war with Iraq, which threatened to drive oil prices higher and further erode consumer confidence. All three major stock market indices ended the period lower as a result.

In the bond markets, prices on U.S. Treasury securities hit 44-year highs, so we sold some of our Treasury holdings at a profit and began to position the Fund for an eventual stock market recovery. Nonetheless, price appreciation left our fixed-income weighting roughly unchanged at 45%.

Given the lingering uncertainty, I have continued to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

One holding that matches this description is Anheuser-Busch. The maker of top-selling Bud Light and Budweiser beers has earned a position among the Fund's top-10 stocks by delivering consistent, predictable earnings. As proof, the brewer has posted double-digit earnings growth for 16 straight quarters. In spite of the economic downturn, Anheuser-Busch continues to enjoy pricing power and gain market share as volume growth remains strong.

Berkshire Hathaway, the diversified holding company steered by legendary investor Warren Buffett, also supported the Fund's performance. With its rock-solid balance sheet and broad capital base, Berkshire represents the kind of company I want to own. Its insurance subsidiaries are profiting from firming premiums, and they are complemented by an impressive array of low-debt, asset-rich businesses that are especially appealing in this deflationary environment.

A newer position and standout during the period was Gannett Co., owner of USA Today and a host of local newspapers and television stations. I originally was attracted to Gannett because of the strength of its USA Today brand. Our research subsequently revealed that the firm has significant asset value, healthy cash flow and relatively low levels of debt for a media company. It also has done a commendable job of weathering the recent slump in advertising spending as many large corporations scaled back their national media budgets to divert funds to more targeted and cost-effective local advertising.

On the downside, payroll and tax filing processor Automatic Data Processing
(ADP) worked against the Fund. As the economy slipped into recession and businesses laid off staff, ADP struggled when the number of employees on payroll declined. At the same time, falling interest rates substantially lowered its float income. Even so, I believe a recovering economy and rising rates will allow the company's earnings to rebound on several fronts. For this reason, I still find ADP a compelling long-term investment.

Also hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

In this volatile market, I feel it pays to be patient, maintaining a research-driven approach that resists reacting to daily gyrations. Relying on this strategy, I remain committed to providing you with satisfying long-term results.

Thank you for your investment in Janus Balanced Fund.

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invesment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Balanced Fund 4 out of 319 and 2 out of 81 balanced funds for the 5- and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              43.6%                44.1%
Fixed-Income Securities
  U.S. Government Obligations                         21.3%                21.1%
  Corporate Bonds
    Investment Grade                                  20.9%                19.8%
    High-Yield/High-Risk                               0.7%                 1.3%
Preferred Stock                                        1.3%                 1.5%
Top 10 Equities                                       15.4%                15.4%
Number of Stocks                                         75                   66
Cash and Cash Equivalents                             12.2%                12.2%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                             5.2%                 1.7%
Diversified Financial Services                         3.8%                 5.6%
Diversified Operations                                 3.8%                 4.8%
Oil Companies - Integrated                             3.2%                 2.7%
Multi-Line Insurance                                   2.5%                 1.2%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                        1.9%                 1.3%
Marsh & McLennan Companies, Inc.                       1.8%                 1.4%
Gannett Co.                                            1.7%                   --
Exxon Mobil Corp.                                      1.7%                 1.8%
Viacom, Inc. - Class B                                 1.5%                 0.9%
Citigroup, Inc.                                        1.5%                 2.7%
Berkshire Hathaway, Inc. - Class B                     1.4%                 0.9%
3M Co.                                                 1.4%                 1.2%
Anheuser-Busch Companies, Inc.                         1.3%                 1.0%
American International Group, Inc.                     1.2%                 1.2%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                              One Year    Five Year    Ten Year    Since 9/1/92*
Janus Balanced Fund           (3.85)%       7.45%       11.43%        11.92%
S&P 500(R)Index              (15.10)%       0.73%        9.88%         9.87%
Lehman Brothers Government/
  Credit Index                  5.49%       7.38%        7.50%         7.35%

Janus Balanced
Fund
$31,403

S&P 500(R) Index
$26,037

Lehman Brothers
Government/Credit
Index
$20,572
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through through October 31, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund, ($31,403) as compared to the S&P 500 Index ($26,037) and the Lehman Brothers Government/Credit Index ($20,572).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 43.6%
Aerospace and Defense - 0.7%
     332,375    General Dynamics Corp. ......................     $   26,300,834

Applications Software - 1.1%
     779,535    Microsoft Corp.* ............................         41,681,736

Automotive - Cars and Light Trucks - 0.9%
     954,045    BMW A.G. ....................................         34,013,292

Beverages - Non-Alcoholic - 0.8%
     705,850    PepsiCo, Inc. ...............................     $   31,127,985

Beverages - Wine and Spirits - 0.8%
   2,780,981    Diageo PLC ..................................         31,223,900

Brewery - 1.3%
     995,105    Anheuser-Busch Companies, Inc. ..............         52,501,740

Broadcast Services and Programming - 0.7%
   3,227,155    Liberty Media Corp. - Class A* ..............         26,688,572

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 0.6%
     532,012    Comcast Corp. - Special Class A* ............     $   12,241,596
     379,400    Cox Communications, Inc. - Class A* .........         10,395,560

                                                                      22,637,156

Chemicals - Diversified - 0.5%
     431,815    E.I. du Pont de Nemours and Co. .............         17,812,369

Computers - 0.2%
     592,550    Apple Computer, Inc.* .......................          9,522,279

Computers - Peripheral Equipment - 0.8%
     527,970    Lexmark International Group, Inc. - Class A*          31,371,977

Consulting Services - 0.4%
     842,690    Accenture, Ltd. - Class A (New York Shares)*          14,224,607

Cosmetics and Toiletries - 2.0%
      89,495    Avon Products, Inc. .........................          4,339,613
     317,985    Colgate-Palmolive Co. .......................         17,482,815
     631,860    Estee Lauder Companies, Inc. - Class A ......         18,399,763
     422,635    Procter & Gamble Co. ........................         37,382,066

                                                                      77,604,257

Data Processing and Management - 1.9%
   1,735,335    Automatic Data Processing, Inc. .............         73,803,798

Diversified Financial Services - 1.5%
   1,644,982    Citigroup, Inc. .............................         60,782,085

Diversified Minerals - 0%
       4,540    Companhia Vale do Rio Doce (ADR)* ...........            119,629

Diversified Operations - 3.1%
     426,045    3M Co. ......................................         54,082,152
     832,250    General Electric Co. ........................         21,014,313
   1,493,560    Honeywell International, Inc. ...............         35,755,826
     276,025    SPX Corp.* ..................................         11,595,810

                                                                     122,448,101

Electronic Components - Semiconductors - 0.3%
     758,025    Texas Instruments, Inc. .....................         12,022,277

Electronic Design Automation - 0.3%
   1,186,185    Cadence Design Systems, Inc.* ...............         12,016,054

Food - Diversified - 0.9%
     521,170    H.J. Heinz Co. ..............................         16,760,827
     312,090    Unilever N.V. (New York Shares) .............         19,976,881

                                                                      36,737,708

Food - Retail - 0.3%
     912,095    Kroger Co.* .................................         13,535,490

Hotels and Motels - 1.2%
     327,802    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................          8,050,817
     944,005    Marriott International, Inc. - Class A ......         29,198,075
     399,945    Starwood Hotels & Resorts Worldwide, Inc. ...          9,318,719

                                                                      46,567,611

Insurance Brokers - 1.8%
   1,524,820    Marsh & McLennan Companies, Inc. ............         71,224,342

Life and Health Insurance - 0.9%
   1,190,165    AFLAC, Inc. .................................         36,228,623

Medical - Drugs - 1.6%
   1,081,090    Pfizer, Inc. ................................     $   34,346,229
     661,030    Schering-Plough Corp. .......................         14,112,991
     434,115    Wyeth .......................................         14,542,853

                                                                      63,002,073

Medical Instruments - 0.7%
     642,600    Medtronic, Inc. .............................         28,788,480

Medical Products - 0.6%
     371,065    Johnson & Johnson ...........................         21,800,069

Motorcycle and Motor Scooter Manufacturing - 0.3%
     226,430    Harley-Davidson, Inc. .......................         11,842,289

Multi-Line Insurance - 2.0%
     769,600    Allstate Corp. ..............................         30,614,688
     745,375    American International Group, Inc. ..........         46,623,206

                                                                      77,237,894

Multimedia - 4.0%
   1,836,670    AOL Time Warner, Inc.* ......................         27,090,883
     883,475    Gannett Company, Inc. .......................         67,082,257
   1,363,320    Viacom, Inc. - Class B* .....................         60,817,705
     212,570    Walt Disney Co. .............................          3,549,919

                                                                     158,540,764

Non-Hazardous Waste Disposal - 0.1%
     163,365    Waste Management, Inc. ......................          3,760,662

Oil Companies - Exploration and Production - 1.6%
     516,320    Apache Corp. ................................         27,912,259
     869,710    Burlington Resources, Inc. ..................         35,832,052

                                                                      63,744,311

Oil Companies - Integrated - 3.0%
     200,329    EnCana Corp. ................................          5,816,078
     471,365    EnCana Corp. (New York Shares) ..............         13,716,722
   1,941,925    Exxon Mobil Corp. ...........................         65,365,196
     233,372    Total Fina Elf S.A. .........................         32,147,942

                                                                     117,045,938

Property and Casualty Insurance - 0.7%
      74,519    Travelers Property Casualty Corp. - Class A*             988,867
     153,103    Travelers Property Casualty Corp. - Class B*           2,069,953
     318,500    XL Capital, Ltd. - Class A ..................         24,253,775

                                                                      27,312,595

Reinsurance - 1.4%
      22,208    Berkshire Hathaway, Inc. - Class B* .........         54,631,680

Retail - Building Products - 0.2%
     280,310    Home Depot, Inc. ............................          8,095,353

Retail - Discount - 0.7%
     117,284    Costco Wholesale Corp.* .....................          3,979,446
      19,580    Target Corp. ................................            589,750
     457,930    Wal-Mart Stores, Inc. .......................         24,522,152

                                                                      29,091,348

Semiconductor Components/Integrated Circuits - 0.5%
     347,925    Linear Technology Corp. .....................          9,616,647
     347,330    Maxim Integrated Products, Inc.* ............         11,058,987

                                                                      20,675,634

See Notes to Schedules of Investments and Financial Statements.

12  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Super-Regional Banks - 1.5%
     393,740    Bank of America Corp. .......................     $   27,483,052
   1,515,168    U.S. Bancorp ................................         31,954,893

                                                                      59,437,945

Telephone - Integrated - 0.2%
     749,845    AT&T Corp. ..................................          9,777,979

Tobacco - 0.2%
     223,305    Philip Morris Companies, Inc. ...............          9,099,679

Toys - 0.2%
     528,570    Mattel, Inc. ................................          9,704,545

Transportation - Railroad - 0.4%
     344,070    Canadian National Railway Co.
                  (New York Shares) .........................         14,681,467

Transportation - Services - 0.5%
     356,250    FedEx Corp. .................................         18,948,938

Web Portals/Internet Service Providers - 0.2%
     466,770    Yahoo!, Inc.* ...............................          6,964,208
--------------------------------------------------------------------------------
Total Common Stock (cost $1,835,616,670) ....................      1,716,380,273
--------------------------------------------------------------------------------
Corporate Bonds - 21.6%
Aerospace and Defense - 0.9%
                Lockheed Martin Corp.:
$  5,700,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................          6,406,150
   7,050,000      8.20%, notes, due 12/1/09 .................          8,537,338
  17,045,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................         21,001,127

                                                                      35,944,615

Automotive - Truck Parts and Equipment - 0.6%
  11,810,000    Delphi Corp., 6.55%
                  notes, due 6/15/06 ........................         12,417,790
   9,939,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         10,286,865

                                                                      22,704,655

Beverages - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
   8,820,000      5.375%, notes, due 8/15/06 ................          9,518,747
  10,600,000      4.375%, notes, due 9/15/09 ................         10,632,945
  12,275,000      7.125%, notes, due 9/30/09 ................         14,199,069
  13,400,000      6.125%, notes, due 8/15/11 ................         14,728,999

                                                                      49,079,760

Brewery - 1.0%
                Anheuser-Busch Companies, Inc.:
   8,345,000      5.65%, notes, due 9/15/08 .................          9,205,870
   1,610,000      5.75%, notes, due 4/1/10 ..................          1,744,079
   7,950,000      6.00%, senior notes, due 4/15/11 ..........          8,779,861
   5,050,000      7.55%, notes, due 10/1/30 .................          6,215,368
   5,300,000      6.80%, notes, due 1/15/31 .................          5,974,743
   6,650,000      6.80%, notes, due 8/20/32 .................          7,514,826

                                                                      39,434,747

Broadcast Services and Programming - 0.3%
$ 10,150,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................     $   10,445,263

Cable Television - 1.1%
   2,100,000    Comcast Cable Communications, Inc., 7.125%
                  senior notes, due 6/15/13 .................          2,005,685
                Cox Communications, Inc.:
  24,550,000      6.375%, senior notes, due 5/1/03 ..........         24,450,081
   6,275,000      7.50%, notes, due 8/15/04 .................          6,447,493
   1,550,000      8.65%, senior notes, due 9/15/04 ..........          1,566,509
   3,585,000      7.75%, notes, due 8/15/06 .................          3,803,266
   4,435,000      7.125%, notes, due 10/1/12 ................          4,582,184

                                                                      42,855,218

Cellular Telecommunications - 0.4%
  13,894,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................         14,310,820

Chemicals - Diversified - 0.3%
  14,325,000    Dow Chemical Co., 6.125%
                  notes, due 2/1/11 .........................         14,200,301

Commercial Banks - 0.3%
   9,940,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................         10,784,671

Computers - 0.5%
   8,875,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          8,852,813
                Sun Microsystems, Inc.:
   1,735,000      7.35%, senior notes, due 8/15/04 ..........          1,736,093
   8,610,000      7.65%, senior notes, due 8/15/09 ..........          8,679,939

                                                                      19,268,845

Cosmetics and Toiletries - 0.3%
  10,635,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................         11,548,951

Diversified Financial Services - 2.3%
                Citigroup, Inc.:
  13,615,000      7.25%, subordinated notes, due 10/1/10 ....         15,427,878
   3,925,000      6.625%, notes, due 6/15/32 ................          3,999,131
                General Electric Capital Corp.:
  19,055,000      5.375%, notes, due 4/23/04 ................         19,958,016
   9,530,000      7.25%, notes, due 5/3/04 ..................         10,249,153
  13,390,000      4.25%, notes, due 1/28/05 .................         13,857,432
  17,770,000      5.35%, notes, due 3/30/06 .................         18,841,033
   6,360,000      6.75%, notes, due 3/15/32 .................          6,661,114

                                                                      88,993,757

Diversified Operations - 0.7%
                Honeywell International, Inc.:
  13,480,000      5.125%, notes, due 11/1/06 ................         14,160,727
  11,205,000      6.125%, notes, due 11/1/11 ................         11,892,091

                                                                      26,052,818

Finance - Auto Loans - 1.1%
                General Motors Acceptance Corp.:
  21,500,000      6.75%, notes, due 12/10/02 ................         21,551,149
   8,220,000      5.80%, notes, due 3/12/03 .................          8,258,897
   7,308,000      5.36%, notes, due 7/27/04 .................          7,292,748
   5,055,000      5.25%, notes, due 5/16/05 .................          4,943,638

                                                                      42,046,432

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Consumer Loans - 0.4%
                American General Finance Corp.:
$ 11,750,000      5.875%, notes, due 7/14/06 ................     $   12,488,241
   3,890,000      5.375%, notes, due 9/1/09 .................          3,960,965

                                                                      16,449,206

Finance - Credit Card - 0.5%
  18,800,000    American Express Co., 6.75%
                  senior unsubordinated notes, due 6/23/04 ..         20,201,596

Finance - Investment Bankers/Brokers - 0.5%
  17,210,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................         18,913,084

Food - Diversified - 1.1%
                General Mills, Inc.:
   8,730,000      5.125%, notes, due 2/15/07 ................          9,168,150
   5,765,000      6.00%, notes, due 2/15/12 .................          6,175,018
                Kellogg Co.:
  24,800,000      5.50%, notes, due 4/1/03 ..................         25,100,427
   2,450,000      7.45%, debentures, due 4/1/31 .............          2,893,626

                                                                      43,337,221

Food - Retail - 1.1%
  13,535,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......         15,232,303
                Kroger Co.:
   5,275,000      7.80%, notes, due 8/15/07 .................          5,974,185
   2,025,000      7.00%, senior notes, due 5/1/18 ...........          2,092,092
   3,655,000      6.80%, notes, due 12/15/18 ................          3,690,326
                Safeway, Inc.:
   6,195,000      6.15%, notes, due 3/1/06 ..................          6,707,017
   4,813,000      6.50%, notes, due 11/15/08 ................          5,325,820
   5,580,000      6.50%, notes, due 3/1/11 ..................          6,077,608

                                                                      45,099,351

Food - Wholesale/Distribution - 0.1%
   4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes, due 2/17/09+ ....          4,724,399

Hotels and Motels - 0.2%
                Starwood Hotels & Resorts Worldwide, Inc.:
   4,300,000      7.375%, notes, due 5/1/07 .................          4,106,500
   3,220,000      7.875%, notes, due 5/1/12 .................          3,083,150

                                                                       7,189,650

Insurance Brokers - 0.2%
   8,800,000    Marsh & McLennan Companies, Inc., 5.375%
                  notes, due 3/15/07 ........................          9,434,392

Internet Brokers - 0.4%
  14,200,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................         16,650,196

Life and Health Insurance - 0.1%
   4,500,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 ........................          5,067,198

Medical - Drugs - 0.5%
$ 13,700,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................     $   14,903,819
   4,000,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          4,415,160

                                                                      19,318,979

Medical - HMO - 0.4%
                UnitedHealth Group, Inc.:
   7,085,000      7.50%, notes, due 11/15/05 ................          7,973,579
   6,600,000      5.20%, notes, due 1/17/07 .................          6,999,927

                                                                      14,973,506

Multi-Line Insurance - 0.5%
  17,950,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07+ ................         18,837,394

Multimedia - 1.2%
                AOL Time Warner, Inc.:
  10,895,000      9.15%, debentures, due 2/1/23 .............         11,140,639
   6,355,000      7.70%, notes, due 5/1/32 ..................          5,836,775
                Viacom, Inc.:
  12,215,000      7.75%, senior notes, due 6/1/05 ...........         13,538,043
   9,430,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................         11,037,476
   5,720,000      5.625%, notes, due 8/15/12 ................          5,939,699

                                                                      47,492,632

Oil Companies - Exploration and Production - 0.3%
   9,310,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 ........................         10,178,055

Oil Companies - Integrated - 0.2%
   7,910,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................          8,687,047

Resorts and Theme Parks - 0%
   1,450,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................          1,341,250

Retail - Building Products - 0.8%
  27,550,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         29,758,160

Retail - Discount - 1.5%
                Target Corp.:
  12,320,000      5.50%, notes, due 4/1/07 ..................         13,161,789
   3,700,000      5.40%, notes, due 10/1/08 .................          3,936,848
   8,415,000      5.375%, notes, due 6/15/09 ................          8,923,796
                Wal-mart Stores, Inc.:
  10,495,000      5.45%, notes, due 8/1/06 ..................         11,440,001
  19,760,000      6.875%, senior notes, due 8/10/09 .........         22,907,511

                                                                      60,369,945

Retail - Restaurants - 0.2%
   6,445,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          6,670,575

Super-Regional Banks  - 0.1%
   2,200,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          2,466,380

See Notes to Schedules of Investments and Financial Statements.

14  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Textile - Home Furnishings - 0.1%
$  2,650,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................     $    2,935,050

Tools - Hand Held - 0.2%
   8,350,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          9,443,800
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $794,223,673) ...................        847,209,919
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Automotive - Cars and Light Trucks - 1.1%
     716,605    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................         26,335,234
     798,415    General Motors Corp. - Series B
                  convertible, 5.25% ........................         16,467,309

                                                                      42,802,543

Publishing - Newspapers - 0.2%
     136,060    Tribune Co., convertible, 2.00% .............          9,626,245
--------------------------------------------------------------------------------
Total Preferred Stock (cost $74,237,640) ....................         52,428,788
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/27/99)*,+ (cost $0) ..                  0
--------------------------------------------------------------------------------
U.S. Government Obligations - 21.3%
U.S. Government Agencies - 8.9%
                Fannie Mae:
$  8,240,000      3.625%, due 4/15/04 .......................          8,470,596
  49,050,000      5.625%, due 5/14/04 .......................         51,956,507
   8,240,000      6.50%, due 8/15/04 ........................          8,909,343
  21,060,000      5.50%, due 5/2/06 .........................         23,039,808
  11,995,000      4.75%, due 1/2/07 .........................         12,653,933
  30,225,000      5.00%, due 1/15/07 ........................         32,609,480
  10,100,000      5.25%, due 1/15/09 ........................         10,943,138
   1,775,000      6.375%, due 6/15/09 .......................          2,035,066
  16,485,000      6.25%, due 2/1/11 .........................         18,192,533
   2,130,000      6.00%, due 5/15/11 ........................          2,373,261
  38,835,000      5.375%, due 11/15/11 ......................         41,466,848
                Federal Home Loan Bank System:
  27,820,000      4.875%, due 5/14/04 .......................         29,118,832
  25,635,000      3.375%, due 6/15/04 .......................         26,289,692
  35,000,000      6.50%, due 11/15/05 .......................         39,082,750
                Freddie Mac:
  20,760,000      4.25%, due 6/15/05 ........................         21,805,910
   7,975,000      5.75%, due 4/15/08 ........................          8,879,190
  13,000,000      5.875%, due 3/21/11 .......................         14,056,536

                                                                     351,883,423

U.S. Treasury Notes/Bonds - 12.4%
$ 18,955,000      3.375%, due 4/30/04 .......................     $   19,474,102
  18,515,000      2.125%, due 8/31/04 .......................         18,677,265
  36,640,000      5.875%, due 11/15/04 ......................         39,694,750
  10,195,000      6.50%, due 5/15/05 ........................         11,347,137
  22,500,000      5.75%, due 11/15/05 .......................         24,880,950
  34,880,000      6.50%, due 10/15/06 .......................         40,102,443
  25,740,000      5.625%, due 5/15/08 .......................         29,129,289
  20,615,000      6.00%, due 8/15/09 ........................         23,827,229
  17,210,000      5.75%, due 8/15/10 ........................         19,652,340
  17,250,000      5.00%, due 8/15/11 ........................         18,790,063
   3,425,000      4.875%, due 2/15/12 .......................          3,693,027
  51,592,000      7.25%, due 5/15/16 ........................         65,136,912
  20,185,000      7.875%, due 2/15/21 .......................         27,155,123
  20,185,000      7.25%, due 8/15/22 ........................         25,727,195
  21,845,000      6.25%, due 8/15/23 ........................         25,085,050
  30,540,000      6.00%, due 2/15/26 ........................         34,142,773
  17,745,000      5.25%, due 2/15/29 ........................         17,981,363
  37,485,000      6.25%, due 5/15/30 ........................         43,539,690

                                                                     488,036,701
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $794,191,096) .......        839,920,124
--------------------------------------------------------------------------------
Time Deposits - 9.1%
                ABN Amro Bank N.V.
 167,100,000      1.85%, 11/1/02 ............................        167,100,000
                UBS Financial, Inc.
 190,000,000      1.875%, 11/1/02 ...........................        190,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $357,100,000) .....................        357,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.9%
                Fannie Mae
  50,000,000      1.70%, 12/02/02 ...........................         49,926,806
                Federal Home Loan Bank System
  25,000,000      1.69%, 11/20/02 ...........................         24,977,701
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $74,904,507) .         74,904,507
--------------------------------------------------------------------------------
Total Investments (total cost $3,930,273,586) - 98.8% .......      3,887,943,611
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%         48,049,113
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,935,992,724
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.0%         $   38,478,382
Brazil                                                 0%                119,629
Canada                                               1.1%             42,265,083
France                                               0.8%             32,147,942
Germany                                              0.9%             34,013,292
Netherlands                                          0.5%             19,976,881
United Kingdom                                       0.8%             31,223,900
United States++                                     94.9%          3,689,718,502
--------------------------------------------------------------------------------
Total                                              100.0%         $3,887,943,611

++Includes Short-Term Securities (83.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND                         Karen L. Reidy, portfolio manager

For the 12-month period ended October 31, 2002, Janus Core Equity Fund declined 10.26%, surpassing its benchmark, the S&P 500(R) Index, which declined 15.10%.(1) This performance earned the Fund a top-decile ranking for the one-year period ended October 31, 2002, placing it 60th out of 921 large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Encouraging news early in our fiscal year suggested an economic recovery was at hand. Those signs proved premature, however, as the economy took a turn for the worse during the spring. Mirroring this downturn, stocks struggled under the weight of ongoing corporate scandals and lingering weakness in company profits. Meanwhile, despite interest rates at 41-year lows, consumer spending moderated as Americans reacted to plunging share prices and tepid job growth by tightening their belts. Adding to the relentless uncertainty was a looming war with Iraq. As the period drew to a close, the most widely watched stock market measures had posted disappointing losses.

It goes without saying that the past two years have been particularly difficult for investors. What's more, I see further challenges ahead for both the economy and stock market. Given that, I believe it is more important than ever to adhere to our strategy of focusing on companies with clean balance sheets, rising returns on capital, improving free cash flow and trustworthy managements that have proven to be good shepherds of capital.

Perennial standout and longtime holding Anheuser-Busch exemplifies these qualities. Among the reasons I was first attracted to the brewer was its history of consistent, predictable earnings growth. And Anheuser-Busch has not disappointed. Despite a sluggish economy, the company has continued to deliver, recently turning in its 16th straight quarter of double-digit earnings growth. Plus, in a climate where pricing power is rare, the maker of Budweiser, Bud Light and Michelob has been able to raise prices and boost volume as it grows its market share and solidifies its industry dominance.

Another contributor was Procter & Gamble. Over the past two years, the largest U.S. household-goods maker has undergone a sweeping restructuring as new CEO A.G. Lafley has streamlined the company's product line and concentrated on core brands. Rather than overreaching on new product development and overspending on initial marketing launches, Lafley is improving current brands, which has reduced costs and increased sales. Moreover, in my view, the acquisition of haircare company Clairol has further enhanced Procter & Gamble's appeal.

Gannett Co., a new addition to the Fund, also supported our performance. My interest in the media giant was piqued by the strength of its USA Today brand. In researching the company, we were pleased to discover that Gannett, which also owns a variety of local newspapers and television stations from Des Moines to the United Kingdom, enjoys substantial asset value, healthy cash flow and relatively low debt. Furthermore, unlike many of its peers Gannett has been able to navigate the recent slump in advertising spending, benefiting from a shift from national advertising to more targeted and cost-effective local ad campaigns.

Hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

Industrial conglomerate Honeywell International also hindered the Fund's results. The biggest maker of cockpit systems and electronics has been hard hit by the near-collapse in the aviation industry and the sharp slowdown in business capital investment. I believe both the economy and capital spending, however, eventually will rebound. Additionally, Honeywell has unique market share strength in its products. In light of the company's position and focus on cost removal, as well as increasing defense budgets, Honeywell remains in the Fund.

Looking ahead, despite the most attractive equity valuations I have seen in years, emotion may continue to drive the market. Nevertheless, I am focused on using the market disruption to find compelling investment opportunities with the potential for long-term rewards.

Thank you for your investment in Janus Core Equity Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invesment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Core Equity Fund 3 out of 452 large-cap core funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

16  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              90.6%                87.0%
  Foreign                                             11.3%                 7.1%
Top 10 Equities                                       28.7%                28.3%
Number of Stocks                                         76                   64
Cash, Cash Equivalents and
  Fixed-Income Securities                              9.4%                13.0%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                             7.2%                 3.4%
Diversified Operations                                 5.7%                 7.2%
Oil Companies - Integrated                             5.0%                 2.9%
Multi-Line Insurance                                   4.2%                 3.0%
Automotive - Cars and Light Trucks                     4.0%                 2.3%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                        3.4%                 2.4%
Marsh & McLennan Companies, Inc.                       3.2%                 2.6%
Gannett Company, Inc.                                  3.1%                 0.6%
Viacom, Inc. - Class B                                 2.9%                 2.1%
Berkshire Hathaway, Inc. - Class B                     2.8%                 1.8%
Exxon Mobil Corp.                                      2.8%                 2.1%
Citigroup, Inc.                                        2.7%                 5.7%
Anheuser-Busch Companies, Inc.                         2.6%                 2.1%
CNF, Inc.                                              2.6%                   --
3M Co.                                                 2.6%                 2.4%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                   One Year     Five Year     Since 6/28/96*
Janus Core Equity Fund             (10.26)%       6.41%           11.54%
S&P 500(R)Index                    (15.10)%       0.73%            6.06%

Janus Core Equity
Fund
$19,990

S&P 500(R) Index
$14,515
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Core Equity Fund and the S&P 500 Index. Janus Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Core Equity Fund ($19,990) as compared to the S&P 500 Index ($14,515).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.4%
Advertising Sales - 0.9%
     195,560    Lamar Advertising Co.* ......................     $    6,637,306

Aerospace and Defense - 1.3%
     114,515    General Dynamics Corp. ......................          9,061,572

Applications Software - 2.1%
     278,340    Microsoft Corp.* ............................         14,882,840

Automotive - Cars and Light Trucks - 1.3%
     263,296    BMW A.G. ....................................          9,386,941

Automotive - Truck Parts and Equipment - 0.5%
     104,115    Lear Corp.* .................................     $    3,805,403

Beverages - Non-Alcoholic - 1.7%
     270,260    PepsiCo, Inc. ...............................         11,918,466

Beverages - Wine and Spirits - 1.3%
     834,704    Diageo PLC ..................................          9,371,770

Brewery - 2.6%
     350,230    Anheuser-Busch Companies, Inc. ..............         18,478,135

Broadcast Services and Programming - 1.9%
     104,770    Clear Channel Communications, Inc.* .........          3,881,728
   1,168,350    Liberty Media Corp. - Class A* ..............          9,662,254

                                                                      13,543,982

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 1.1%
     126,483    Comcast Corp. - Special Class A* ............     $    2,910,374
     168,558    Cox Communications, Inc. - Class A* .........          4,618,489

                                                                       7,528,863

Chemicals - Diversified - 1.0%
     162,180    E.I. du Pont de Nemours and Co. .............          6,689,925

Computers - Peripheral Equipment - 1.7%
     196,985    Lexmark International Group, Inc. - Class A*          11,704,849

Consulting Services - 0.6%
     233,745    Accenture, Ltd. - Class A (New York Shares)*           3,945,616

Cosmetics and Toiletries - 3.9%
      25,945    Avon Products, Inc. .........................          1,258,073
     108,520    Colgate-Palmolive Co. .......................          5,966,430
     217,510    Estee Lauder Companies, Inc. - Class A ......          6,333,891
     113,460    International Flavors & Fragrances, Inc. ....          3,806,583
     112,630    Procter & Gamble Co. ........................          9,962,123

                                                                      27,327,100

Data Processing and Management - 3.4%
     563,660    Automatic Data Processing, Inc. .............         23,972,460

Diversified Financial Services - 2.7%
     517,435    Citigroup, Inc. .............................         19,119,223

Diversified Operations - 5.7%
     140,915    3M Co. ......................................         17,887,750
     134,270    Cooper Industries, Ltd. - Class A ...........          4,228,162
     290,310    General Electric Co. ........................          7,330,327
     463,350    Honeywell International, Inc. ...............         11,092,599

                                                                      40,538,838

Electronic Components - Semiconductors - 0.4%
     182,415    Texas Instruments, Inc. .....................          2,893,102

Electronic Design Automation - 0.4%
     291,415    Cadence Design Systems, Inc.* ...............          2,952,034

Food - Diversified - 1.8%
     163,350    H.J. Heinz Co. ..............................          5,253,336
     117,750    Unilever N.V. (New York Shares) .............          7,537,177

                                                                      12,790,513

Food - Retail - 0.7%
     324,680    Kroger Co.* .................................          4,818,251

Hotels and Motels - 3.0%
     295,773    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................          7,264,185
     274,160    Marriott International, Inc. - Class A ......          8,479,769
     246,380    Starwood Hotels & Resorts Worldwide, Inc. ...          5,740,654

                                                                      21,484,608

Insurance Brokers - 3.2%
     490,060    Marsh & McLennan Companies, Inc. ............         22,890,703

Life and Health Insurance - 1.8%
     418,465    AFLAC, Inc. .................................         12,738,075

Medical - Drugs - 2.6%
     380,390    Pfizer, Inc. ................................     $   12,084,990
     136,665    Schering-Plough Corp. .......................          2,917,798
     100,025    Wyeth .......................................          3,350,837

                                                                      18,353,625

Medical Instruments - 1.3%
     204,855    Medtronic, Inc. .............................          9,177,504

Medical Products - 0.9%
     111,325    Johnson & Johnson ...........................          6,540,344

Multi-Line Insurance - 4.2%
     314,490    Allstate Corp. ..............................         12,510,412
     273,918    American International Group, Inc. ..........         17,133,571

                                                                      29,643,983

Multimedia - 7.2%
     568,525    AOL Time Warner, Inc.* ......................          8,385,744
     290,480    Gannett Company, Inc. .......................         22,056,146
     454,938    Viacom, Inc. - Class B* .....................         20,294,784

                                                                      50,736,674

Non-Hazardous Waste Disposal - 0.7%
     206,300    Waste Management, Inc. ......................          4,749,026

Oil Companies - Exploration and Production - 2.7%
     164,100    Apache Corp. ................................          8,871,246
     238,390    Burlington Resources, Inc. ..................          9,821,668

                                                                      18,692,914

Oil Companies - Integrated - 5.0%
     157,183    EnCana Corp. ................................          4,563,436
     168,505    EnCana Corp. (New York Shares) ..............          4,903,496
     586,410    Exxon Mobil Corp. ...........................         19,738,561
      45,292    Total Fina Elf S.A. .........................          6,239,157

                                                                      35,444,650

Pipelines - 0.6%
     138,315    Kinder Morgan Management LLC* ...............          4,112,105

Property and Casualty Insurance - 0.8%
      77,580    XL Capital, Ltd. - Class A ..................          5,907,717

Reinsurance - 2.8%
       8,108    Berkshire Hathaway, Inc. - Class B* .........         19,945,680

Retail - Discount - 1.9%
      48,955    Costco Wholesale Corp.* .....................          1,661,043
       5,990    Target Corp. ................................            180,419
     140,455    TJX Companies, Inc. .........................          2,882,137
     165,630    Wal-Mart Stores, Inc. .......................          8,869,486

                                                                      13,593,085

Semiconductor Components/Integrated Circuits - 1.2%
     140,565    Linear Technology Corp. .....................          3,885,217
     149,320    Maxim Integrated Products, Inc.* ............          4,754,349

                                                                       8,639,566

Super-Regional Banks - 2.3%
     114,395    Bank of America Corp. .......................          7,984,771
     407,023    U.S. Bancorp ................................          8,584,115

                                                                      16,568,886

See Notes to Schedules of Investments and Financial Statements.

18  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 0.4%
     211,405    AT&T Corp. ..................................     $    2,756,721

Textile-Home Furnishings - 0.9%
     115,000    Mohawk Industries, Inc.* ....................          6,158,250

Tobacco - 0.4%
      62,170    Philip Morris Companies, Inc. ...............          2,533,428

Toys - 0.9%
     324,600    Mattel, Inc. ................................          5,959,656

Transportation - Air Freight - 2.6%
     564,205    CNF, Inc. ...................................         18,161,759

Transportation - Railroad - 1.2%
     203,625    Canadian National Railway Co.
                  (New York Shares) .........................          8,688,679

Transportation - Services - 1.2%
     155,585    FedEx Corp. .................................          8,275,566

Web Portals/Internet Service Providers - 0.6%
     287,060    Yahoo!, Inc.* ...............................          4,282,935
--------------------------------------------------------------------------------
Total Common Stock (cost $642,728,623) ......................        617,403,328
--------------------------------------------------------------------------------
Corporate Bonds - 0.5%
Brewery - 0.1%
$    780,000    Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 .................            861,420

Cellular Telecommunications - 0.4%
   2,774,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................          2,857,220
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,564,512) .....................          3,718,640
--------------------------------------------------------------------------------
Preferred Stock - 3.2%
Automotive - Cars and Light Trucks - 2.7%
     178,015    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................          6,542,051
     223,275    General Motors Corp. - Series A
                  convertible, 4.50% ........................          5,023,688
      16,162    Porsche A.G. ................................          7,714,707

                                                                      19,280,446

Publishing - Newspapers - 0.5%
      50,455    Tribune Co., convertible, 2.00% .............          3,569,691
--------------------------------------------------------------------------------
Total Preferred Stock (cost $25,698,643) ....................         22,850,137
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.4%
                Fannie Mae:
$    590,000      3.625%, due 4/15/04 .......................            606,511
   1,010,000      5.625%, due 5/14/04 .......................          1,069,849
     595,000      6.50%, due 8/15/04 ........................            643,332
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $2,281,360) .........          2,319,692
--------------------------------------------------------------------------------
Repurchase Agreement - 7.0%
$ 49,500,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $49,502,647
                  collateralized by $76,520,557
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,167,487 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $49,144,055
                  and $1,345,947 (cost $49,500,000) .........     $   49,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $723,773,138) - 98.5% .........        695,791,797
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%         10,756,526
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  706,548,323
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.0%         $   14,081,495
Canada                                               3.7%             25,419,796
France                                               0.9%              6,239,157
Germany                                              2.5%             17,101,648
Netherlands                                          1.1%              7,537,177
United Kingdom                                       1.3%              9,371,770
United States++                                     88.5%            616,040,754
--------------------------------------------------------------------------------
Total                                              100.0%         $  695,791,797

++Includes Short-Term Securities (81.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND                        Jonathan Coleman, portfolio manager

For the 12 months ended October 31, 2002, Janus Enterprise Fund declined 22.72%, lagging the 4.78% decline posted by its benchmark, the S&P MidCap 400 Index.(1) This performance earned the Fund a third-quartile ranking, placing it 258th out of 414 multi-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

The year offered a wild ride for the market, which was mired in negative investor sentiment fueled by an uncertain corporate earnings picture and, more importantly, the ongoing weight of corporate accounting scandals.

[PHOTO]

I have not changed my investment approach since taking over as portfolio manager of the Fund in February 2002. I have positioned the portfolio more broadly across industries and continue to focus on identifying companies with strong market positions, as evidenced by stable and improving margins over time. Most importantly, I want to own businesses with low debt levels that generate significant free cash flow from their operations. This is a time when many question the integrity of corporate income statements and balance sheets. Free cash flow remains the ultimate barometer on which the value of a company can be measured, and it is very difficult to fake. I put substantial effort into identifying companies that generate significant free cash flow today and will use it to the benefit of shareholders, via dividends, share repurchase, debt repayment, or smart acquisitions.

Moving on to the performance of the Fund, let me say that I am not happy with the results this year. The first goal is to make money for our shareholders, and we failed to achieve this objective. However, I am encouraged that our relative performance improved during the year, and I feel we have identified many companies at very attractive prices relative to their free cash flow.(3)

Detracting from our performance was Mortgage Guarantee Investment Corporation
(MGIC), which provides private mortgage insurance - a requirement on all residential real estate purchased with less than a 20% down payment. Given the upfront costs the company bears on a mortgage origination, MGIC suffered from a surge in refinancings caused by the substantial drop in interest rates during the year. Refinancing levels tend to be quite volatile and have recently been at an all-time high. Furthermore, even though MGIC suffers in the very near term, the company continues to write insurance that should produce strong cash flow in the years to come. We feel the stock is substantially undervalued and it remains a holding in the Fund.

We also suffered losses in clinical testing provider Laboratory Corporation of America. Although it was a positive contributor to the Fund for the first half of the period, more recently the company lowered its earnings expectations due to pricing competition. We find the threat of competition concerning, and while the Fund continues to own a substantial amount of the stock, we will keep a close watch on Laboratory Corporations' pricing developments.

Another disappointment was Concord EFS, Inc. The electronic transaction and data processing firm was hit hard by its poor second-quarter earnings. Concord disclosed a one-time sale of equipment that contributed to its second-quarter results. This was troubling to the market and to us as the company makes the vast majority of its income from a recurring revenue transaction model, not a hardware sale. We consequently trimmed our position.

There were some bright spots in the midst of a dreary market. We achieved gains from our investment in International Game Technology (IGT), a slot machine manufacturer that controls roughly 70% market share in the United States. IGT maintains its strong position by substantially outspending its competition in R&D, resulting in a product line that remains innovative. Unit demand is strong as existing local and destination casinos thrive in the midst of a difficult economic environment.

Another longtime holding that performed well was Apollo Group, which operates the University of Phoenix. Apollo continues to expand operating margins impressively at both its physical campuses and within its online course offerings. In addition to the growing demand for adult education, the company also benefiting from the pricing umbrella created by double-digit tuition increases at many public and private universities around the country.

Going forward, I continue to focus on balancing the Fund in this unpredictable environment. To me, this means looking broadly across all industries and market capitalizations for investment ideas while remaining true to the Fund's investment discipline. Volatility in the market is here to stay - this is both good and bad. It provides the opportunity to buy great franchises at discounts to their fair value (our research team uncovers these opportunities every day) and also creates risk. I feel the best way to insulate against that risk on a forward basis is by running a flat portfolio. As such, I keep the top position size in the portfolio capped at approximately 3%. I believe this positioning may help to provide the best opportunity for outperformance in both good and bad markets.

Thank you for your continued investment in Janus Enterprise Fund.

(1) Returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Enterprise Fund 76th out of 162 and 27th out of 50 multi-cap growth funds for the 5-, and 10-year periods, respectively.

(3) The Janus Enterprise Fund 3-month and 6-month performance are reported as a loss of 2.09% and a loss of 19.40%, respectively. The S&P MidCap 400 Index performance for the same time period was a loss of 3.58% and a loss of 20.66%, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

20  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              86.5%                93.7%
  Foreign                                              6.1%                   --
Top 10 Equities                                       22.7%                34.0%
Number of Stocks                                         94                   70
Cash, Cash Equivalents and
  Fixed-Income Securities                             13.5%                 6.3%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Reinsurance                                            5.6%                 2.0%
Radio                                                  3.8%                 1.3%
Medical Instruments                                    3.8%                 1.5%
Oil Companies
  - Exploration and Production                         3.5%                 1.0%
Schools                                                3.4%                 4.1%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc. - Class B                     3.3%                 2.0%
Lamar Advertising Co.                                  2.9%                 1.6%
St. Jude Medical, Inc.                                 2.8%                 0.9%
International Game Technology                          2.5%                   --
Apollo Group, Inc. - Class A                           2.4%                 3.7%
Kinder Morgan, Inc.                                    2.0%                 3.2%
AFLAC, Inc.                                            1.9%                 0.7%
Laboratory Corporation of
  America Holdings                                     1.7%                 2.3%
Health Management Associates,
  Inc. - Class A                                       1.6%                 1.4%
Moody's Corp.                                          1.6%                 0.6%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                              One Year    Five Year    Ten Year    Since 9/1/92*
Janus Enterprise Fund         (22.72)%     (1.33)%       7.20%         8.46%
S&P MidCap 400 Index           (4.78)%      7.23%       12.78%        12.98%

Janus Enterprise
Fund
$22,835

S&P MidCap
400 Index
$34,567

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($22,835) as compared to the S&P MidCap 400 Index ($34,567).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includeds reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.5%
Advertising Sales - 2.9%
   1,568,310    Lamar Advertising Co.* ......................     $   53,228,441

Agricultural Operations - 0.2%
     123,040    Bunge, Ltd. .................................          3,122,755

Airlines - 0.9%
     445,533    Ryanair Holdings PLC (ADR)* .................         16,578,283

Automotive - Truck Parts and Equipment - 0.4%
     206,815    Lear Corp.* .................................          7,559,088

Building - Mobile Home and Manufactured Housing - 0.3%
     555,395    Clayton Homes, Inc. .........................     $    6,287,071

Building - Residential and Commercial - 1.3%
      68,400    NVR, Inc.* ..................................         23,187,600

Casino Services - 2.5%
     611,655    International Game Technology* ..............         46,002,573

Commercial Banks - 2.9%
     201,950    Commerce Bancorp, Inc. ......................          9,271,524
     151,315    M&T Bank Corp. ..............................         12,395,725
     683,520    National Commerce Financial Corp. ...........         16,732,570
     273,870    North Fork Bancorporation, Inc. .............         10,533,040
     101,875    TCF Financial Corp. .........................          4,323,575

                                                                      53,256,434

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Services - Finance - 3.3%
     362,315    Concord EFS, Inc.* ..........................     $    5,173,858
     627,280    Moody's Corp. ...............................         29,544,888
     910,576    Paychex, Inc. ...............................         26,242,800

                                                                      60,961,546

Computer Services - 0.6%
     579,090    BISYS Group, Inc.* ..........................         10,365,711

Computers - 0.7%
     769,710    Apple Computer, Inc.* .......................         12,369,240

Containers - Metal and Glass - 1.4%
     536,705    Ball Corp. ..................................         25,992,623

Data Processing and Management - 0.4%
     376,250    Certegy, Inc.* ..............................          7,901,250

Disposable Medical Products - 0.7%
     224,830    C.R. Bard, Inc. .............................         12,574,742

Distribution and Wholesale - 1.0%
     109,160    Fastenal Co. ................................          3,705,982
     306,655    W.W. Grainger, Inc. .........................         14,860,501

                                                                      18,566,483

Diversified Operations - 2.1%
   2,194,205    Cendant Corp.* ..............................         25,233,357
      65,397    Lancaster Colony Corp. ......................          2,972,294
     233,810    SPX Corp.* ..................................          9,822,358

                                                                      38,028,009

E-Commerce/Services - 1.1%
     314,480    eBay, Inc.* .................................         19,894,005

Electric Products - Miscellaneous - 0.7%
     352,790    AMETEK, Inc. ................................         12,449,959

Electronic Components - Semiconductors - 0.9%
     474,660    Cree, Inc.*,# ...............................          8,187,885
     698,495    National Semiconductor Corp.* ...............          9,276,014

                                                                      17,463,899

Electronic Design Automation - 0.4%
     714,280    Cadence Design Systems, Inc.* ...............          7,235,656

Entertainment Software - 1.1%
     307,075    Electronic Arts, Inc.* ......................         19,996,724

Fiduciary Banks - 1.3%
     690,675    Northern Trust Corp. ........................         24,049,303

Finance - Investment Bankers/Brokers - 1.1%
     394,940    Lehman Brothers Holdings, Inc. ..............         21,038,454

Financial Guarantee Insurance - 1.3%
     563,630    MGIC Investment Corp. .......................         23,649,915

Food - Dairy Products - 1.3%
     630,315    Dean Foods Co.* .............................         23,630,509

Health Care Cost Containment - 1.4%
   1,016,445    First Health Group Corp.* ...................         26,407,241

Hotels and Motels - 1.3%
     296,075    Marriott International, Inc. - Class A ......          9,157,600
     664,525    Starwood Hotels & Resorts Worldwide, Inc. ...         15,483,432

                                                                      24,641,032

Human Resources - 1.0%
   1,152,655    Robert Half International, Inc.* ............     $   19,249,338

Industrial Gases - 0.3%
     100,890    Praxair, Inc. ...............................          5,498,505

Instruments - Scientific - 0.3%
     151,315    Millipore Corp. .............................          5,146,223

Internet Brokers - 0.4%
     901,465    Charles Schwab Corp. ........................          8,275,449

Investment Management and Advisory Services - 1.0%
     634,275    T. Rowe Price Group, Inc. ...................         17,905,583

Life and Health Insurance - 1.9%
   1,193,310    AFLAC, Inc. .................................         36,324,356

Medical - Biomedical and Genetic - 0.7%
     703,035    Enzon, Inc.* ................................         13,638,879

Medical - Drugs - 1.4%
     173,140    Forest Laboratories, Inc.* ..................         16,965,989
     625,145    King Pharmaceuticals, Inc.* .................          9,595,976

                                                                      26,561,965

Medical - Generic Drugs - 0.4%
     136,745    Barr Laboratories, Inc.* ....................          8,044,708

Medical - HMO - 0.9%
     275,130    Anthem, Inc.* ...............................         17,333,190

Medical - Hospitals - 2.3%
     571,920    Community Health Care Corp.* ................         13,440,120
   1,552,535    Health Management Associates, Inc. - Class A          29,684,469

                                                                      43,124,589

Medical Instruments - 3.8%
   1,072,885    Apogent Technologies, Inc.* .................         19,505,049
   1,441,575    St. Jude Medical, Inc.* .....................         51,334,486

                                                                      70,839,535

Medical Labs and Testing Services - 3.0%
   1,292,800    Laboratory Corporation of America Holdings* .         31,156,480
     379,450    Quest Diagnostics, Inc.* ....................         24,220,293

                                                                      55,376,773

Medical Products - 1.1%
     311,340    Stryker Corp. ...............................         19,645,554

Non-Hazardous Waste Disposal - 0.2%
     548,350    Allied Waste Industries, Inc.* ..............          4,469,053

Oil Companies - Exploration and Production - 3.5%
     793,865    EOG Resources, Inc. .........................         29,396,821
     267,985    Murphy Oil Corp. ............................         22,465,183
     724,685    Ocean Energy, Inc. ..........................         13,500,882

                                                                      65,362,886

Oil Field Machinery and Equipment - 0.7%
     407,660    Smith International, Inc.* ..................         12,743,452

Optical Supplies - 0.4%
     195,595    Alcon, Inc. (New York Shares)* ..............          8,023,307

Pipelines - 2.0%
   1,034,585    Kinder Morgan, Inc. .........................         37,876,157

Printing - Commercial - 0.5%
     359,937    Valassis Communications, Inc.* ..............          9,286,375

See Notes to Schedules of Investments and Financial Statements.

22  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Property and Casualty Insurance - 2.1%
     362,677    W. R. Berkley Corp. .........................     $   13,473,451
     322,700    XL Capital, Ltd. - Class A ..................         24,573,605

                                                                      38,047,056

Radio - 3.8%
     658,750    Cox Radio, Inc. - Class A* ..................         15,638,725
     368,550    Entercom Communications Corp.* ..............         18,140,031
     832,845    Hispanic Broadcasting Corp.* ................         17,906,168
     533,810    Westwood One, Inc.* .........................         19,377,303

                                                                      71,062,227

Reinsurance - 5.6%
      24,930    Berkshire Hathaway, Inc. - Class B* .........         61,327,800
     259,035    Everest Re Group, Ltd. ......................         15,029,211
     187,485    Montpelier Re Holdings, Ltd.
                  (New York Shares)* ........................          4,762,119
     574,725    RenaissanceRe Holdings, Ltd. ................         23,563,725

                                                                     104,682,855

Retail - Discount - 0.2%
     145,940    Fred's, Inc. ................................          3,982,849

Retail - Office Supplies - 0.8%
     926,010    Staples, Inc.* ..............................         14,353,155

Retail - Restaurants - 0.9%
      77,905    Darden Restaurants, Inc. ....................          1,478,637
     689,185    Yum! Brands, Inc.* ..........................         15,527,338

                                                                      17,005,975

Satellite Telecommunications - 1.3%
   1,153,035    EchoStar Communications Corp.* ..............         23,510,384

Savings/Loan/Thrifts - 0.4%
     543,640    Sovereign Bancorp, Inc. .....................          7,654,451

Schools - 3.4%
   1,089,463    Apollo Group, Inc. - Class A* ...............         45,212,714
     585,105    University of Phoenix Online* ...............         18,196,765

                                                                      63,409,479

Semiconductor Components/Integrated Circuits - 0.8%
     742,345    Integrated Device Technology, Inc.* .........          7,332,142
     472,820    Marvell Technology Group, Ltd.* .............          7,664,412

                                                                      14,996,554

Semiconductor Equipment - 2.0%
     486,595    KLA-Tencor Corp.* ...........................         17,327,648
     610,825    Novellus Systems, Inc.* .....................         19,302,070

                                                                      36,629,718

Textile - Home Furnishings - 1.4%
     467,715    Mohawk Industries, Inc.* ....................         25,046,138

Tools - Hand Held - 0.7%
     427,840    Stanley Works ...............................         13,849,181

Transportation - Air Freight - 0.9%
     489,605    CNF, Inc. ...................................         15,760,385

Transportation - Railroad - 0.8%
     235,590    Canadian National Railway Co.
                  (New York Shares) .........................         10,052,625
     152,500    CSX Corp. ...................................          4,209,000

                                                                      14,261,625

Transportation - Services - 0.4%
     226,860    Expeditors International of Washington, Inc.      $    7,148,359

Travel Services - 1.7%
      69,860    Hotels.com - Class A* .......................          4,355,771
   1,097,690    USA Interactive* ............................         27,760,580

                                                                      32,116,351
--------------------------------------------------------------------------------
Total Common Stock (cost $1,738,208,579) ....................      1,604,681,165
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Wireless Equipment - 0.1%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,551,017)           1,925,000
--------------------------------------------------------------------------------
Repurchase Agreement - 4.1%
  75,100,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $75,104,016
                  collateralized by $116,094,825
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,771,279 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $74,559,970
                  and $2,042,033 (cost $75,100,000) .........         75,100,000
--------------------------------------------------------------------------------
Time Deposits - 7.8%
                ABN Amro Bank N.V.
  90,000,000      1.85%, 11/1/02 ............................         90,000,000
                Societe Generale, New York
  54,700,000      1.875%, 11/1/02 ...........................         54,700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $144,700,000) .....................        144,700,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.7%
                Federal Home Loan Bank System
  25,000,000      1.69%, 11/20/02 ...........................         24,977,701
                Freddie Mac
  25,000,000      1.70%, 11/5/02 ............................         24,995,278
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $49,972,979) .         49,972,979
--------------------------------------------------------------------------------
Total Investments (total cost $2,010,532,575) - 101.2% ......      1,876,379,144
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2)%     (22,186,857)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,854,192,287
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              4.2%         $   78,715,827
Canada                                               0.5%             10,052,625
Ireland                                              0.9%             16,578,283
Switzerland                                          0.4%              8,023,307
United States++                                     94.0%          1,763,009,102
--------------------------------------------------------------------------------
Total                                              100.0%         $1,876,379,144

++Includes Short-Term Securities (79.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND                 Thomas Malley, portfolio manager

For the 12 months ended October 31, 2002, Janus Global Life Sciences Fund fell 24.35%, lagging the 15.10% loss posted by its benchmark, the S&P 500(R) Index.(1) In turn, the Fund earned a third-quartile ranking, placing it 105th out of 178 health/ biotechnology funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

Restrained corporate spending, increasingly uneasy consumers and fears of war weighed on investors through much of the period, contributing to the broader stock market's losses. The pessimism spread to the traditionally resilient life sciences sector, which was also tarnished by some high-profile earnings disappointments and drug development missteps.

[PHOTO]

Generally speaking, the life sciences industry is less sensitive to economic swings, and we believe the nation's aging demographics still point to continually strong demand for effective healthcare products and services. That said, competitive and regulatory challenges abound, and the challenge remains identifying the better-run companies with the potential to thrive.

Two Fund holdings that significantly detracted from our overall returns, despite contributing strongly during the first six months of the period, were Wyeth and Laboratory Corporation of America.

Specifically, pharmaceutical company Wyeth experienced recent delays in manufacturing approvals for a number of products, especially involving the Prevnar vaccine for pneumonia. Controversy surrounding hormone replacement treatments such as the company's Premarin and Prempro products also pressured the stock, as did weakened consumer business. In our view, Wyeth remains undervalued. Although we continue to own it, we are watching developments carefully.

Similarly, Laboratory Corporation of America worked against us. The operator of a national network of clinical testing facilities suffered as some market observers expressed concern over an end to a period of solid growth and pricing power. While acknowledging the growth rate has moderated, we believe the market overreacted in its sell-off.

We chose to exit Sanofi-Synthelabo, a large French pharmaceutical company caught up in concerns over patent expirations and potential competition from new generic compounds. The company's results also suffered as a result of inventory accounting issues, which affected sales figures for its blood-clotting medication Plavix and blood-pressure treatment Avapro, both marketed in the U.S. by Bristol-Myers Squibb.

On the positive side, vision care company Alcon posted gains. Along with renewed confidence in its core ophthalmic business, the Switzerland-based firm's outlook brightened as its Anecortave Acetate treatment moved into a Phase III study following encouraging results in previous studies. The medication treats wet age-related macular degeneration, a leading cause of vision loss in older people, and requires two series of injections per year - a more convenient dosage regimen than the sole drug currently on the market.

Another winner was pharmaceutical firm Forest Laboratories, which received Food and Drug Administration (FDA) approval for its depression treatment Lexapro. Early feedback on Lexapro has been positive and we believe its promising competitive position should augment Forest's already-strong antidepressant position with Celexa.

Within the healthcare area, two stocks in particular contributed positively:
WellPoint Health Networks, Inc. and Anthem, Inc. WellPoint is a 12 million member-strong managed healthcare company offering a wide product line of network-based managed care plans. Anthem, which specializes in health benefits, provides a much-sought mix of managed care, administrative and partially insured products for employer self-funded plans. Both companies' shares rose surrounding excellent earnings news for the second and third quarters of 2002. While the stocks tapered off due to investors' recent rotation away from healthcare stocks, we believe the near-term fall off is temporary.

New positions included a stake in medical device developer Boston Scientific. The company reported upbeat results from an early-stage study of Taxus II, its next-generation drug-coated stent, which is a wire mesh device that props open damaged blood vessels. If studies continue to produce positive outcomes and the technology is approved by the FDA, the coated stents, which are engineered to reduce scarring, have the potential to accelerate the company's profits in about 18 months.

Looking ahead, we're hopeful that the October confirmation of Dr. Mark McClellan as FDA commissioner helps smooth the way for pharmaceutical companies and other life sciences innovators. The regulatory agency had been without a leader since January 2000, and we believe, like many others, that the situation affected the drug approval process. Of course, there's no telling if the high rejection rate of new drug applications will continue, but we're pleased the vacancy was finally filled.

Given the world's instability, it may take some time before conditions normalize and the U.S. experiences steady, consistent economic growth. But no matter how the market undulates in the coming months and years, we remain focused on life sciences companies with strong free cash flow, exposure to robust markets and the ability to meet new medical demands.

Thank you for your continued investment in Janus Global Life Sciences Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

24  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              97.8%                99.0%
  Foreign                                             23.0%                24.7%
Top 10 Equities                                       30.2%                33.4%
Number of Stocks                                         51                   60
Cash and Cash Equivalents                              2.2%                 1.0%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                       32.9%                37.6%
Medical - HMO                                         12.9%                 7.2%
Medical Instruments                                    9.5%                 5.9%
Medical - Hospitals                                    8.1%                 6.5%
Medical Products                                       6.4%                 9.3%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Oxford Health Plans, Inc.                              3.7%                 2.0%
UnitedHealth Group, Inc.                               3.2%                 1.9%
WellPoint Health Networks, Inc.                        3.1%                 2.3%
Medtronic, Inc.                                        3.0%                 1.3%
HCA, Inc.                                              2.9%                 2.1%
Biomet, Inc.                                           2.9%                 1.9%
Anthem, Inc.                                           2.9%                 0.9%
Boston Scientific Corp.                                2.9%                   --
Priority Healthcare Corp. - Class B                    2.8%                 1.8%
Pharmaceutical Resources, Inc.                         2.8%                 2.4%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                         One Year          Since 12/31/98*
Janus Global Life Sciences Fund          (24.35)%               6.74%
S&P 500(R)Index                          (15.10)%              (6.98)%

Janus Global Life
Sciences Fund
$12,840

S&P 500(R) Index
$7,579
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($12,840) as compared to the S&P 500 Index ($7,579).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.8%
Agricultural Operations - 1.9%
   1,624,568    Monsanto Co. ................................     $   26,854,109

Drug Delivery Systems - 0.8%
     683,074    Andrx Corp.* ................................         10,553,493

Health Care Cost Containment - 2.3%
   1,075,585    McKesson Corp. ..............................         32,063,189

Instruments - Scientific - 1.5%
   1,043,350    Applera Corp. - Applied Biosystems Group ....     $   21,106,971

Medical - Biomedical and Genetic - 4.4%
     296,530    Amgen, Inc.* ................................         13,806,437
     207,310    Biogen, Inc.* ...............................          7,606,204
     281,490    Chiron Corp.* ...............................         11,118,855
     827,250    Genentech, Inc.* ............................         28,200,953

                                                                      60,732,449

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Drugs - 32.9%
     493,620    Abbott Laboratories .........................     $   20,667,869
     310,466    Altana A.G.** ...............................         14,945,724
     267,585    Aventis S.A.** ..............................         16,018,999
   1,072,435    Biovail Corp. (New York Shares)* ............         33,942,568
     632,160    Bristol-Myers Squibb Co. ....................         15,557,458
     310,830    Cephalon, Inc.* .............................         15,616,099
   1,363,000    Daiichi Pharmaceutical Co., Ltd.** ..........         19,915,498
     306,365    Forest Laboratories, Inc.* ..................         30,020,706
     958,505    King Pharmaceuticals, Inc.* .................         14,713,052
     930,820    Pfizer, Inc. ................................         29,572,151
     470,005    Pharmacia Corp. .............................         20,210,215
   1,626,390    Priority Healthcare Corp. - Class B* ........         39,505,013
     315,090    Schering A.G.** .............................         14,463,109
     782,985    Schering-Plough Corp. .......................         16,716,730
      30,226    Serono S.A. - Class B** .....................         16,871,964
   1,136,210    Shire Pharmaceuticals Group PLC (ADR)*,** ...         26,541,866
  21,330,628    SkyePharma PLC*,** ..........................         16,018,489
     504,240    Teva Pharmaceutical Industries, Ltd. (ADR) ..         39,043,303
     638,825    Wyeth .......................................         21,400,638
   1,463,500    Yamanouchi Pharmaceutical Co., Ltd.** .......         35,839,032

                                                                     457,580,483

Medical - Generic Drugs - 3.7%
     196,820    Barr Laboratories, Inc.* ....................         11,578,921
   1,670,120    Pharmaceutical Resources, Inc.*,ss.,# .......         39,364,728

                                                                      50,943,649

Medical - HMO - 12.9%
     635,820    Anthem, Inc.* ...............................         40,056,660
   1,441,920    Oxford Health Plans, Inc.* ..................         51,274,675
     488,355    UnitedHealth Group, Inc. ....................         44,415,887
     572,020    WellPoint Health Networks, Inc.* ............         43,021,624

                                                                     178,768,846

Medical - Hospitals - 8.1%
     938,495    HCA, Inc. ...................................         40,815,148
   2,029,030    Health Management Associates, Inc.
                  - Class A* ................................         38,795,054
   1,168,655    Tenet Healthcare Corp.* .....................         33,598,831

                                                                     113,209,033

Medical - Wholesale Drug Distributors - 3.4%
     454,035    AmerisourceBergen Corp. .....................         32,304,590
     209,755    Cardinal Health, Inc. .......................         14,517,144

                                                                      46,821,734

Medical Instruments - 9.5%
   1,053,045    Boston Scientific Corp.* ....................         39,626,083
     672,385    Guidant Corp.* ..............................         19,882,424
     913,780    Medtronic, Inc. .............................         40,937,344
     871,935    St. Jude Medical, Inc.* .....................         31,049,605

                                                                     131,495,456

Medical Labs and Testing Services - 4.1%
   1,239,260    Laboratory Corporation of America Holdings* .         29,866,166
     425,745    Quest Diagnostics, Inc.* ....................         27,175,303

                                                                      57,041,469

Medical Products - 6.4%
   1,363,395    Biomet, Inc. ................................     $   40,165,617
   4,872,395    Smith & Nephew PLC** ........................         29,322,938
      31,274    Synthes-Stratec, Inc.** .....................         18,918,758

                                                                      88,407,313

Optical Supplies - 2.7%
     934,180    Alcon, Inc. (New York Shares)*,** ...........         38,320,064

Retail - Drug Store - 1.8%
     888,785    CVS Corp. ...................................         24,646,008

Therapeutics - 1.4%
     381,445    Trimeris, Inc.* .............................         20,178,441
--------------------------------------------------------------------------------
Total Common Stock (cost $1,373,181,387) ....................      1,358,722,707
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
$  9,000,000    Salomon Smith Barney Holdings, Inc., 1.925%
                  dated 10/31/02, maturing 11/1/02
                  to be repurchased at $9,000,481
                  collateralized by $13,912,829
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $212,270 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $8,935,283 and $244,718
                  (cost $9,000,000) .........................          9,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,382,181,387) - 98.4% .......      1,367,722,707
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.6%         22,000,210
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,389,722,917
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                               2.5%         $   33,942,568
France                                               1.2%             16,018,999
Germany                                              2.1%             29,408,833
Israel                                               2.8%             39,043,303
Japan                                                4.1%             55,754,530
Switzerland                                          5.4%             74,110,786
United Kingdom                                       5.3%             71,883,293
United States++                                     76.6%          1,047,560,395
--------------------------------------------------------------------------------
Total                                              100.0%         $1,367,722,707

++Includes Short-Term Securities (75.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/7/02             4,400,000      $    6,880,713    $    (88,771)
British Pound 4/15/03             5,400,000           8,359,254         (78,354)
Euro 11/7/02                     11,800,000          11,681,543        (348,708)
Euro 2/21/03                     10,000,000           9,851,047        (111,047)
Japanese Yen 11/7/02          1,200,000,000           9,799,119        (361,447)
Japanese Yen 1/31/03          1,150,000,000           9,428,732         (26,393)
Japanese Yen 2/21/03          1,750,000,000          14,359,663        (242,616)
Swiss Franc 11/7/02              20,100,000          13,619,922        (244,407)
Swiss Franc 4/15/03               4,800,000           3,265,449         (50,446)
--------------------------------------------------------------------------------
Total                                            $   87,245,442    $ (1,552,189)

See Notes to Schedules of Investments and Financial Statements.

26  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND                          Mike Lu, portfolio manager

For the 12-months ended October 31, 2002, Janus Global Technology Fund declined 31.67%. This compares to a 15.10% loss posted by its benchmark, the S&P 500(R) Index, and a 21.33% decline by the technology-heavy NASDAQ Composite Index.(1) These results earned the Fund a second-quartile ranking, placing it 129th among 378 science and technology funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

A number of key economic indicators boosted investors' optimism early in 2002 that an economic recovery was near. However, by the end of the period, hopes for a resurgence had dissipated under a cloud of discouraging news that included rising unemployment claims, falling consumer confidence, disappointing corporate earnings results, and a potential war between the U.S. and Iraq.

In this challenging environment, we held steadfast to our end-demand-driven portfolio management approach and assessed the spending intentions of corporate IT departments across multiple sectors. Our research again confirmed that, at the corporate level, near-term and medium-term demand for technology-related products and services remains weak. At the consumer level, however, spending is relatively robust with video-game consoles, audio-visual components and digital cameras facing strong demand. While this discretionary spending spree benefited a number of our top holdings, missteps by a few others caused the Fund to decline.

Contributing to our poor performance was Cadence Design Systems, a leader in electronic design automation. Cadence is a premier provider of advanced design tools to the semiconductor industry and has held up well in this difficult market. However, recent pricing issues and a somewhat rough transition from a licensing business model to a subscription-based model pressured Cadence's share price during the period. Because semiconductor component companies need to continually reinvest in the latest design software to maintain their competitive edge, we continue to believe in the long-term fundamentals of Cadence and maintained a position in the stock.

Another long-term holding that detracted from our performance was Celestica, a leader in the electronic manufacturing services (EMS) space, with leading-edge processes in high-density, multi-layer integrated circuit board manufacturing and assembly. Its outsourcing services are deployed broadly by major networking, storage and server original equipment manufacturers (OEMs). As part of our ongoing demand-driven research, we've been carefully observing the deteriorating systems-level infrastructure demand from corporate end-users. While Celestica managed the initial volume declines well, the overall end-demand outlook became so dire that we trimmed and eventually sold our stake in Celestica, anticipating potential earnings and revenue shortfalls. However, we continue to keep a close watch on end-demand trends as Celestica remains a well-positioned player in the EMS field.

Stocks that contributed positively to our performance included Electronic Arts, the leading game console software vendor. Electronic Arts is benefiting from the continuing strength in consumer discretionary spending, which remains unabated in the area of entertainment. In addition, the company has continued to broaden its range of popular software titles and tightened its grip on the lucrative sports game franchise by releasing well-received titles in football, basketball and soccer. We expect Electronic Arts' strong track record of execution to continue in its quest to release compelling game titles with strong player appeal and its initial foray into online gaming.

Nissan Motor Co. also turned in solid results. Our investment thesis for Nissan is premised upon new and ever-growing applications of technology in automobiles. Car manufacturers now depend upon semiconductors, integrated circuits and software in everything from advanced anti-lock brakes to stability control to drive-by-wire steering, turning today's cars into literal PCs on wheels. In addition to being among the innovators in this area, Nissan is nearing completion of a restructuring process, which has enabled it to slash costs while simultaneously improving cycle times for design and production. We believe Nissan's approach of releasing a multitude of differentiated, high-value vehicles addressing a range of niche markets has legs in an environment where sales incentives and commoditization reign.

Going forward, we expect the challenging demand outlook for tech companies to linger through the remainder of 2002, but remain optimistic in the long-term drivers of demand as they pervade all aspects of our personal and professional lives. In light of this, we continue to engage in field research, meeting with industry contacts, information technology officers and, most importantly, end-users with buying-decision authority so that we can better gauge demand for technology from multiple fronts and position the Fund appropriately.

Our focus during these trying times has not changed. We continue to seek businesses with sustainable franchises and the foresight and wherewithal to continue to spend strategically on R&D so that they can emerge from this recessionary period in a stronger position. In addition, we continue to look for companies with stable, subscription-based revenue streams and those that are experiencing specific secular growth drivers. Although such drivers are difficult to find in this broad-based technology downturn, our demand-based research has led us to some that have benefited the Fund, including wireless and consumer demand-driven sectors. We aim to continue our intense research process to ferret out the most promising ideas and areas.

Thank you for your continued investment in Janus Global Technology Fund.

(1) Returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              85.1%                77.2%
  Foreign                                             27.4%                26.1%
    European                                          13.0%                14.7%
Top 10 Equities                                       39.8%                29.1%
Number of Stocks                                         65                   66
Cash, Cash Equivalents and
  Fixed-Income Securities                             14.9%                22.8%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Applications Software                                 14.4%                 8.7%
Telecommunication Equipment                            8.8%                 7.1%
Electronic Components
  - Semiconductors                                     7.3%                10.9%
Entertainment Software                                 6.9%                 2.1%
Aerospace and Defense                                  4.4%                 0.9%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Nokia Oyj                                              6.6%                 5.3%
Electronic Arts, Inc.                                  6.4%                 2.1%
Microsoft Corp.                                        6.1%                 6.0%
Intuit, Inc.                                           5.9%                 2.1%
eBay, Inc.                                             2.6%                 1.1%
Nissan Motor Company, Ltd.                             2.6%                 0.7%
Mattel, Inc.                                           2.6%                 1.1%
Amazon.com, Inc.                                       2.5%                   --
QUALCOMM, Inc.                                         2.3%                 0.9%
Lockheed Martin Corp.                                  2.2%                   --

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                        One Year          Since 12/31/98*
Janus Global Technology Fund            (31.67)%              (7.03)%
S&P 500(R)Index                         (15.10)%              (6.98)%
NASDAQ Composite Index                  (21.33)%             (12.23)%

Janus Global
Technology Fund
$7,563

S&P 500(R) Index
$7,579
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($7,563) as compared to the S&P 500 Index ($7,579).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 84.3%
Aerospace and Defense - 4.4%
   1,119,747    Embraer-Empresa Brasileira de Aeronautica
                  S.A. (ADR) ................................     $   17,557,633
     119,225    General Dynamics Corp. ......................          9,434,274
     480,760    Lockheed Martin Corp. .......................         27,836,004

                                                                      54,827,911

Applications Software - 13.2%
     148,984    Infosys Technologies, Ltd. ..................     $   11,674,369
   1,426,770    Intuit, Inc.* ...............................         74,077,898
   1,434,280    Microsoft Corp.* ............................         76,690,952
     515,461    Satyam Computer Services, Ltd. ..............          2,509,671

                                                                     164,952,890

See Notes to Schedules of Investments and Financial Statements.

28  Janus Equity Funds  October 31, 2002

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--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Audio and Video Products - 1.5%
     133,600    Sony Corp.** ................................     $    5,747,240
     694,521    Thomson S.A.*,** ............................         12,799,973

                                                                      18,547,213

Automotive - Cars and Light Trucks - 3.2%
     266,940    Hyundai Motor Company, Ltd.** ...............          6,780,514
   4,263,000    Nissan Motor Company, Ltd.** ................         32,745,169

                                                                      39,525,683

Cable Television - 0.5%
     680,659    British Sky Broadcasting Group PLC*,** ......          6,426,634

Cellular Telecommunications - 1.2%
   2,127,269    Carphone Warehouse PLC*,** ..................          3,233,269
     960,575    China Mobile, Ltd. (ADR)*,** ................         11,767,044

                                                                      15,000,313

Computer Services - 1.2%
     259,866    Atos S.A.*,** ...............................          9,594,065
   1,605,002    Misys PLC** .................................          5,241,779

                                                                      14,835,844

Computers - 4.1%
     872,240    Dell Computer Corp.* ........................         24,954,786
     225,515    IBM Corp. ...................................         17,802,154
  25,102,000    Legend Group, Ltd.** ........................          9,092,479

                                                                      51,849,419

Computers - Integrated Systems - 1.1%
     383,420    Diebold, Inc. ...............................         13,668,923

Computers - Memory Devices - 1.1%
     904,380    VERITAS Software Corp.* .....................         13,791,795

Computers - Peripheral Equipment - 2.6%
   6,909,710    Hon Hai Precision Industry Company, Ltd. ....         24,951,685
     220,667    Logitech International* .....................          7,249,981

                                                                      32,201,666

Consulting Services - 0.7%
     531,420    Accenture, Ltd. - Class A (New York Shares)*           8,970,370

Data Processing and Management - 1.3%
     330,745    Acxiom Corp.* ...............................          4,167,387
     278,030    Automatic Data Processing, Inc. .............         11,824,616

                                                                      15,992,003

Distribution and Wholesale - 1.0%
     336,485    Ingram Micro, Inc. - Class A* ...............          4,821,830
     224,060    Tech Data Corp.* ............................          7,158,717

                                                                      11,980,547

E-Commerce/Products - 2.5%
   1,591,330    Amazon.com, Inc.* ...........................         30,808,149

E-Commerce/Services - 2.6%
     519,920    eBay, Inc.* .................................         32,890,139

Electronic Components - Miscellaneous - 2.2%
     742,043    Koninklijke (Royal) Philips Electronics N.V.**        13,301,020
     237,110    Samsung SDI Company, Ltd.** .................         14,731,063

                                                                      28,032,083

Electronic Components - Semiconductors - 6.4%
      85,750    Samsung Electronics Company, Ltd.** .........     $   24,279,602
     361,677    STMicroelectronics N.V.** ...................          7,181,457
     763,920    STMicroelectronics N.V. (New York Shares)** .         15,026,306
   1,322,275    Texas Instruments, Inc. .....................         20,971,282
     644,040    Xilinx, Inc.* ...............................         12,230,320

                                                                      79,688,967

Electronic Design Automation - 2.7%
   2,028,390    Cadence Design Systems, Inc.* ...............         20,547,591
     345,570    Synopsys, Inc.* .............................         13,079,824

                                                                      33,627,415

Entertainment Software - 6.9%
   1,217,445    Electronic Arts, Inc.* ......................         79,280,018
     268,155    Take-Two Interactive Software, Inc.* ........          6,913,036

                                                                      86,193,054

Human Resources - 0.5%
     207,960    Hewitt Associates, Inc. - Class A* ..........          6,124,422

Internet Applications Software - 0.1%
     162,325    RealNetworks, Inc.* .........................            569,761

Internet Security - 0.7%
     231,060    Symantec Corp.* .............................          9,242,400

Life and Health Insurance - 1.3%
     547,490    AFLAC, Inc. .................................         16,665,596

Medical Instruments - 0.8%
     212,905    Medtronic, Inc. .............................          9,538,144

Multimedia - 1.1%
     578,860    AOL Time Warner, Inc.* ......................          8,538,185
     301,855    Walt Disney Co. .............................          5,040,979

                                                                      13,579,164

Networking Products - 0.5%
     605,815    Cisco Systems, Inc.* ........................          6,773,012
   2,307,692    Yipes Communication Group, Inc.*,ss.,# ......                  0

                                                                       6,773,012

Retail - Computer Equipment - 1.2%
     578,675    Electronics Boutique Holdings Corp.* ........         14,583,189

Satellite Telecommunications - 0.4%
         270,060  EchoStar Communications Corp.* ............          5,506,523

Security Services - 0.1%
      73,500    Kroll, Inc.* ................................          1,431,780

Semiconductor Components/Integrated Circuits - 2.2%
     594,230    Marvell Technology Group, Ltd.* .............          9,632,468
     546,350    Maxim Integrated Products, Inc.* ............         17,395,784

                                                                      27,028,252

Semiconductor Equipment - 0.8%
     263,090    Applied Materials, Inc.* ....................          3,954,243
     545,130    Teradyne, Inc.* .............................          6,601,524

                                                                      10,555,767

Telecommunication Equipment - 8.8%
     230,145    Harris Corp. ................................          6,071,225
     252,900    Nokia Oyj** .................................          4,295,268
   4,693,450    Nokia Oyj (ADR)** ...........................         78,005,139
   1,277,465    UTStarcom, Inc.* ............................         21,819,102

                                                                     110,190,734

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Toys - 2.6%
   1,764,995    Mattel, Inc. ................................     $   32,405,308

Web Portals/Internet Service Providers - 0.5%
     431,790    Yahoo!, Inc.* ...............................          6,442,307

Wireless Equipment - 2.3%
     825,840    QUALCOMM, Inc.* .............................         28,507,997
--------------------------------------------------------------------------------
Total Common Stock (cost $1,133,641,557) ....................      1,052,955,374
--------------------------------------------------------------------------------
Corporate Bonds - 2.9%
Applications Software - 1.2%
$ 17,900,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07+ ............         15,237,375

Computers - Memory Devices - 0.6%
   8,000,000    VERITAS Software Corp., 1.856%
                  convertible discount notes, due 8/13/06 ...          6,710,000

Electronic Components - Semiconductors - 0.9%
   7,825,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................          6,220,875
   6,300,000    NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ..............................          4,969,125

                                                                      11,190,000

Networking Products - 0.2%
  31,700,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated debentures
                  due 5/1/03+,(omega),(delta) ...............          2,694,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $63,530,415) ....................         35,831,875
--------------------------------------------------------------------------------
Preferred Stock - 0.8%
Wireless Equipment - 0.8%
     648,335    Crown Castle International Corp.
                  convertible, 6.25% (cost $32,416,750) .....         10,130,234
--------------------------------------------------------------------------------
Repurchase Agreement - 5.7%
$ 71,300,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $71,303,813
                  collateralized by $110,220,520
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,681,653 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $70,787,295
                  and $1,938,707 (cost $71,300,000) .........         71,300,000
--------------------------------------------------------------------------------
Time Deposit - 4.8%
                Societe Generale, New York
$ 60,000,000      1.875%, 11/1/02 (cost $60,000,000) ........     $   60,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.0%
                Federal Home Loan Bank System
  25,000,000      1.66%, 11/6/02
                  (amortized cost $24,994,236) ..............         24,994,236
--------------------------------------------------------------------------------
Total Investments (total cost $1,385,882,958) - 100.5% ......      1,255,211,719
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)%      (5,697,593)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,249,514,126
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.5%         $   18,602,838
Brazil                                               1.4%             17,557,633
Finland                                              6.5%             82,300,407
France                                               1.8%             22,394,038
Hong Kong                                            1.7%             20,859,523
India                                                1.1%             14,184,040
Japan                                                3.1%             38,492,409
Netherlands                                          1.1%             13,301,020
South Korea                                          3.6%             45,791,179
Switzerland                                          2.3%             29,457,744
Taiwan                                               2.0%             24,951,685
United Kingdom                                       1.2%             14,901,682
United States++                                     72.7%            912,417,521
--------------------------------------------------------------------------------
Total                                              100.0%         $1,255,211,719

++Includes Short-Term Securities (60.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/03             1,200,000      $    1,857,612    $    (17,412)
Euro 11/7/02                     33,500,000          33,163,704        (491,253)
Euro 2/21/03                      5,000,000           4,925,524         (55,524)
Euro 4/15/03                      2,000,000           1,965,851         (22,851)
Hong Kong Dollar
  2/21/03                       131,000,000          16,781,721            8,974
Japanese Yen 11/7/02          1,350,000,000          11,024,008        (137,495)
Japanese Yen 2/21/03            460,000,000           3,774,540         (52,857)
Japanese Yen 4/15/03            550,000,000           4,522,259         (50,714)
South Korean Won
  2/3/03                     14,500,000,000          11,814,552          297,278
South Korean Won
  2/25/03                    13,000,000,000          10,573,404        (189,760)
--------------------------------------------------------------------------------
Total                                            $  100,403,175    $   (711,614)

See Notes to Schedules of Investments and Financial Statements.

30  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL VALUE FUND                             Jason Yee, portfolio manager

The past 12 months proved to be difficult for equity investors across the globe. With economic growth sputtering in most geographies and the looming threat of war on the horizon, the financial markets experienced precipitous declines in the latter half of the period. Virtually no geography or industry managed to escape unscathed, and the holdings in Janus Global Value Fund were certainly no exception. For the year ended October 31, 2002, the Fund declined 10.59%, outpacing the benchmark Morgan Stanley Capital International World Index'sSM loss of 14.85%.(1) This performance earned the Fund a top-quartile ranking for the one-year ended October 31, 2002, placing it 60th out of 311 global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

However, as a fellow shareholder I assure you that I am not pleased with anything less than positive absolute returns. Despite recovering quite well in the aftermath of the September 11 terrorist attacks, the Fund's poor short-term performance is the result of declines in nearly every holding during the past six months. While there were a few slight positive contributions from investments such as Pioneer Natural Resources, the majority of the portfolio contributed negatively to returns, particularly Reuters, Pfeiffer Vacuum and Philips Electronics.

Despite recent performance, there is reason to be optimistic. The good news is that company valuations are finally beginning to look attractive, and lower prices translate into great opportunities for the long-term investor. In my semiannual letter to you back in April, I expressed my beliefs that "overall market valuations were not wholly compelling" and "the resulting combination of economic uncertainty and extended equity valuations present a challenging market environment in the near term." What a difference six months makes. Stock prices have dropped significantly more than intrinsic business values, valuations of the Fund's holdings are unreasonably depressed, and a multitude of new, attractive investment ideas are available around the world. Although it is still impossible to predict when or if we have seen "the bottom," I believe the risk/reward environment for equities is more favorable than it has been in years.

Many of the Fund's existing names have fallen to even more attractive prices, and we have continued to add to these positions. One such holding is Koninklijke Philips Electronics N.V. This Netherlands-based conglomerate has a number of divisions, including lighting, consumer electronics, semiconductors, medical equipment, and industrial components. The stock has declined significantly on concerns of a weakening outlook for the economy and for semiconductor sales. While the near-term fundamentals for the business are clearly difficult, these pressures are already more than discounted into its stock price. Though it has slightly recovered from its lows, we estimate that Philips is presently trading at less than 60% of its intrinsic value. In fact, at current valuations, the market is assigning virtually no value to the semiconductor operations, which represent nearly 4.9 billion Euros (approximately $4.8 billion) in sales. Needless to say, we think that this is a very compelling investment from a risk/reward standpoint and have increased our holdings.

With large declines in equity markets also come many new investment opportunities. FKI PLC, a recent addition to the Fund, is a diversified industrial business based in the United Kingdom. When we first visited the company in the summer of 2000, we were quite impressed with the business and management team but less so with its valuation. Finally, after waiting patiently for more than two years, we were able to invest in the company at half the price. While earnings and cash flow have weakened slightly due to slowing customer demand, we believe these issues are short-term and cyclical, rather than structural, in nature. Trading at less than five times its normalized free cash flow, FKI is one of the most attractive new ideas in the Fund.

As noted in the previous examples, we often invest in companies that are out of favor with the market and face somewhat uncertain near-term prospects. Obviously, this uncertainty is what offers us opportunity at a bargain price. While these investments are never without some risk, we try to manage this risk through a fundamental understanding of the company and always strive to be very conservative in our assessment of business prospects and valuation. But no matter how careful we are in our investment philosophy, invariably there may be a short-term cost to performance as we establish these positions. As long as we are conservative, confident, and ultimately correct in our assessment of a company's intrinsic value, I believe we should be more than amply rewarded as market value eventually converges with business value.

True investment opportunities arise in distressed environments, much like the one we face today. Capital is in short supply and the overall investment mood is despondent at best. No one knows when this prevailing sense of pessimism and despair will end, but we are encouraged by the valuations and prospects we are finding around the world. After many years of a bull market, we are excited to finally have more investment ideas than cash and are working hard to select the very best of these investments for the Fund.

Thank you for your continued support.

(1) Returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              90.1%                86.5%
  Foreign                                             62.1%                53.0%
    European                                          44.9%                40.2%
Top 10 Equities                                       45.1%                37.2%
Number of Stocks                                         29                   38
Cash and Cash Equivalents                              9.9%                13.5%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                             7.3%                   --
Electronic Components                                  5.9%                 1.9%
Reinsurance                                            5.7%                 4.7%
Machinery - Pumps                                      5.5%                 4.0%
Diversified Operations                                 5.4%                 9.5%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.                                     5.9%                   --
Berkshire Hathaway, Inc. - Class B                     5.7%                 4.7%
Pfeiffer Vacuum Technology A.G.                        5.5%                 4.0%
Pioneer Natural Resources Co.                          4.8%                   --
Walt Disney Co.                                        4.7%                   --
Nippon Broadcasting System, Inc.                       3.8%                   --
Hunter Douglas N.V.                                    3.7%                 2.6%
FKI PLC                                                3.7%                   --
Syngenta A.G.                                          3.7%                 1.9%
Granada PLC                                            3.6%                 3.9%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                              One Year          Since 6/29/01*
Janus Global Value Fund                       (10.59)%             (10.16)%
Morgan Stanley Capital International
  World IndexSM                               (14.85)%             (19.97)%

Janus Global Value
Fund
$8,663

Morgan Stanley
Capital
International
World IndexSM
$7,430
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Value Fund and the Morgan Stanley Capital International World Index. Janus Global Value Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 29, 2001, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Value Fund ($8,663) as compared to the Morgan Stanley Capital International World Index ($7,430).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a "diversifed" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 88.8%
Advertising Agencies - 4.2%
     221,000    Asatsu-Dk, Inc.** ...........................     $    3,815,443
     208,165    Interpublic Group of Companies, Inc. ........          2,491,735

                                                                       6,307,178

Aerospace and Defense - 2.0%
       9,110    Dassault Aviation S.A.** ....................     $    2,976,309

Chemicals - Specialty - 3.7%
      91,208    Syngenta A.G. ...............................          5,427,908

Diversified Operations - 5.4%
   1,124,219    BBA Group PLC** .............................          3,108,935
     435,371    Smiths Group PLC** ..........................          4,958,220

                                                                       8,067,155

See Notes to Schedules of Investments and Financial Statements.

32  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL VALUE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - 5.9%
     492,619    Koninklijke (Royal) Philips Electronics N.V.**    $    8,830,129

Electronic Design Automation - 2.8%
     141,265    Cadence Design Systems, Inc.* ...............          1,431,014
      73,800    Synopsys, Inc.* .............................          2,793,330

                                                                       4,224,344

Electronic Measuring Instruments - 2.0%
     233,505    Orbotech, Ltd.* .............................          2,965,514

Home Decoration Products - 3.7%
     225,072    Hunter Douglas N.V.** .......................          5,527,776

Hotels and Motels - 3.0%
     146,000    Marriott International, Inc. - Class A ......          4,515,780

Machinery - Pumps - 5.5%
     442,647    Pfeiffer Vacuum Technology A.G.**,# .........          8,109,733

Medical Information Systems - 1.8%
     174,255    IMS Health, Inc. ............................          2,620,795

Miscellaneous Manufacturing - 3.7%
   4,996,701    FKI PLC** ...................................          5,476,060

Multimedia - 7.3%
   1,290,941    Reuters Group PLC** .........................          3,845,071
     422,080    Walt Disney Co. .............................          7,048,736

                                                                      10,893,807

Oil Companies - Exploration and Production - 4.8%
     287,830    Pioneer Natural Resources Co.* ..............          7,158,332

Oil Companies - Integrated - 3.3%
     170,325    EnCana Corp. ................................          4,944,982

Paper and Related Products - 3.5%
     122,370    Rayonier, Inc. ..............................          5,161,566

Property and Casualty Insurance - 3.6%
   1,530,000    Nipponkoa Insurance Company, Ltd.** .........          5,332,877

Publishing - Newspapers - 3.5%
   3,745,349    Independent News & Media PLC** ..............          5,192,753

Publishing - Periodicals - 2.9%
     246,496    Wolters Kluwer N.V.** .......................          4,323,204

Radio - 3.8%
     201,000    Nippon Broadcasting System, Inc.** ..........     $    5,660,534

Reinsurance - 5.7%
       3,476    Berkshire Hathaway, Inc. - Class B* .........          8,550,960

Rubber - Tires - 1.2%
      59,856    Compagnie Generale des Etablissements
                  Michelin - Class B** ......................          1,740,368

Rubber/Plastic Products - 1.9%
     328,000    Tenma Corp.** ...............................          2,811,289

Television - 3.6%
   4,656,281    Granada PLC** ...............................          5,354,306
--------------------------------------------------------------------------------
Total Common Stock (cost $159,328,137) ......................        132,173,659
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Soap and Cleaning Preparations - 1.3%
      31,508    Henkel KGaA** (cost $2,079,654) .............          2,001,681
--------------------------------------------------------------------------------
Repurchase Agreement - 10.5%
$ 15,600,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $15,600,834
                  collateralized by $24,115,570
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $367,935 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $15,487,823
                  and $424,177 (cost $15,600,000) ...........         15,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $177,007,791) - 100.6% ........        149,775,340
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6)%        (885,263)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  148,890,077
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL VALUE FUND

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                               3.3%         $    4,944,982
France                                               3.1%              4,716,677
Germany                                              6.7%             10,111,414
Ireland                                              3.5%              5,192,753
Israel                                               2.0%              2,965,514
Japan                                               11.8%             17,620,143
Netherlands                                         12.5%             18,681,109
Switzerland                                          3.6%              5,427,908
United Kingdom                                      15.2%             22,742,592
United States++                                     38.3%             57,372,248
--------------------------------------------------------------------------------
Total                                              100.0%         $  149,775,340

++Includes Short-Term Securities (27.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/7/02             1,850,000      $    2,893,027    $    (99,887)
British Pound 2/21/03               650,000           1,009,602          (2,752)
British Pound 4/15/03             4,900,000           7,585,248         (71,099)
Euro 11/7/02                     22,000,000          21,779,149        (970,514)
Japanese Yen 11/7/02          1,110,000,000           9,064,185          170,686
Japanese Yen 2/21/03            255,000,000           2,092,408         (29,301)
--------------------------------------------------------------------------------
Total                                            $   44,423,619    $ (1,002,867)

See Notes to Schedules of Investments and Financial Statements.

34  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND                    David Corkins, portfolio manager

To paraphrase Franklin Roosevelt, the one thing investors feared most during the past year was fear itself. Fear was certainly in abundance as the markets reacted to accounting irregularities, corporate scandals and war talk by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings seemed to lift the market's spirits. However, in light of lowered growth forecasts, it was unclear whether the market had turned a corner or simply sidestepped another downturn.

[PHOTO]

Given the tremendous uncertainty, we attempted to be both opportunistic and balanced in our security selection. As always, we were actively on the lookout for attractive businesses, both core long-term names and special situations, which offered us the opportunity to capitalize on volatility and weakness. We also trimmed a number of positions in order to create a "flatter" portfolio, thereby lessening the potential impact of any one holding. Meanwhile, we maintained a fixed-income position of roughly 9% during the period. We believe this weighting is appropriate given our assessment of the trade-off between risk and reward.

As Winston Churchill once remarked, "However beautiful the strategy, you should occasionally look at the results." For the fiscal year ended October 31, 2002, Janus Growth and Income Fund declined 14.62%, outperforming the 15.10% loss of its benchmark, the S&P 500(R) Index.(1) This performance earned the Fund a second-quartile ranking for the year ended October 31, 2002, placing it 272nd out of 921 large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

All things considered, a number of our companies made positive contributions. Among them was Anheuser-Busch, the world's largest brewer, which proved it could thrive in both good times and bad. With nearly 50% of the U.S. beer market, the company was able to exercise rare pricing power amid a contracting economy, enabling it to maintain substantial leverage in marketing and distribution - all but ensuring further market share gains.

Pricing power also benefited Berkshire Hathaway, which incurred tremendous losses in the aftermath of the September 11 attacks. Chairman and CEO Warren Buffett successfully managed through these losses in the company's insurance business to take advantage of rising prices and leveraged his AAA rating to boost market share - both of which we believe signal strong relative performance in the years to come. In addition, the increased float income from these businesses will enable Buffett to find even more investment opportunities in the future.

Elsewhere, a sweeping two-year restructuring effort helped to revive household products giant Procter & Gamble. By focusing on higher-revenue, higher-margin businesses, such as core brands Tide and the recently acquired Clairol, and divesting more capital-intensive units, the company hoped to produce as much as $2 billion in annual cost savings. Despite retreating late in the period on the unexpectedly deep plunge in consumer confidence, P&G continued to exceed our expectations with double-digit gains in volume, sales and profits.

In contrast, our disappointments involved stocks whose downside risk turned out to be more damaging than we had anticipated. This was certainly the case with consumer finance company Household International, which moved sharply lower on its announcement in August that it would restate earnings dating back to 1994. More recently, the firm struggled with rising defaults as well as ensuing government regulations requiring lenders to raise capital ratios. In any event, we were remiss in reading the headline risk and the severity of its weakening balance sheet. Consequently, we liquidated Household International at a loss.

Likewise, we dramatically reduced our position in J.P. Morgan Chase & Co., the nation's second-largest bank. Again, we did not correctly ascertain headline risk as the company endured weakness in capital markets activity and credit concerns surrounding its commercial loans. Moreover, this misreading was compounded when the bank recently warned that its quarterly earnings would come in well below expectations.

Meanwhile, shares of industrial conglomerate Honeywell International fell when it, too, announced lower quarterly and full-year profits. The company not only expressed little hope for a broad economic recovery, but also voiced worries about prospects for the commercial aviation sector, where it has substantial exposure. The ominous news convinced us to cut our losses and trim the position.

In light of our more defensive posture during the year, we have had to be content with wringing out the excess. After the strong economic growth of the late 1990s, followed by three years of decline in which overcapacity in numerous sectors of the economy has been addressed, we expect continued volatility as the economy finds its way. In this kind of environment, it's important to take lessons from the past as well as look to the future for opportunity. As my professor and noted business guru Edwards Deming liked to say, "Learning is not compulsory, neither is survival." We're constantly looking for new ideas for the Fund as well as taking advantage of short-term disruptions to add to our existing holdings.

Thank you for your continued investment in Janus Growth and Income Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invesment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Growth and Income Fund 15 out of 452 and 2 out of 142 large-cap core funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              75.5%                78.3%
  Foreign                                              5.8%                 6.9%
    European                                           2.7%                 3.9%
Fixed-Income Securities
  U.S. Government Obligations                          5.7%                 4.6%
  Corporate Bonds
    Investment Grade                                   3.0%                 2.7%
    High-Yield/High-Risk                               0.2%                 0.8%
Preferred Stock                                        3.1%                 2.2%
Top 10 Equities                                       26.6%                27.1%
Number of Stocks                                         72                   74
Cash and Cash Equivalents                             12.5%                11.4%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Oil Companies - Integrated                             6.0%                 3.8%
Multimedia                                             4.6%                 3.0%
Diversified Financial Services                         4.5%                 4.5%
Broadcast Services and Programming                     3.7%                 2.6%
Diversified Operations                                 3.7%                 5.5%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Citigroup, Inc.                                        4.5%                 4.5%
Exxon Mobil Corp.                                      3.3%                 2.6%
Viacom, Inc. - Class B                                 2.9%                 1.9%
Marsh & McLennan Companies, Inc.                       2.8%                 2.0%
Microsoft Corp.                                        2.7%                 2.2%
Liberty Media Corp. - Class A                          2.4%                 2.4%
Anheuser-Busch Companies, Inc.                         2.2%                 1.4%
Berkshire Hathaway, Inc. - Class B                     2.0%                 0.9%
U.S. Bancorp                                           1.9%                 2.1%
Comcast Corp. - Special Class A                        1.9%                 2.7%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                One Year   Five Year   Ten Year   Since 5/15/91*
Janus Growth and Income Fund    (14.62)%     4.66%      12.27%        13.28%
S&P 500(R)Index                 (15.10)%     0.73%       9.88%        10.20%

Janus Growth and
Income Fund
$41,738

S&P 500(R) Index
$30,437
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1991, through October 31, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($41,738) as compared to the S&P 500 Index ($30,437).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 75.5%
Advertising Sales - 0.3%
     415,405    Lamar Advertising Co.* ......................     $   14,098,846

Aerospace and Defense - 0.8%
     519,105    General Dynamics Corp. ......................         41,076,779

Airlines - 0.2%
     700,840    Southwest Airlines Co. ......................         10,232,264

Applications Software - 2.7%
   2,707,950    Microsoft Corp.* ............................     $  144,794,086

Automotive - Cars and Light Trucks - 0.5%
     749,180    BMW A.G.** ..................................         26,709,514

Beverages - Non-Alcoholic - 1.4%
   1,659,827    PepsiCo, Inc. ...............................         73,198,371

Brewery - 2.2%
   2,279,950    Anheuser-Busch Companies, Inc. ..............        120,290,162

See Notes to Schedules of Investments and Financial Statements.

36  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 3.7%
   1,914,365    Clear Channel Communications, Inc.* .........     $   70,927,223
  15,588,504    Liberty Media Corp. - Class A* ..............        128,916,928

                                                                     199,844,151

Cable Television - 3.4%
   4,418,330    Comcast Corp. - Special Class A* ............        101,665,773
   2,828,685    Cox Communications, Inc. - Class A* .........         77,505,969

                                                                     179,171,742

Casino Hotels - 0.4%
   3,008,540    Park Place Entertainment Corp.* .............         21,811,915

Chemicals - Diversified - 1.9%
   2,414,400    E.I. du Pont de Nemours and Co. .............         99,594,000

Commercial Services - Finance - 1.0%
   1,827,605    Paychex, Inc. ...............................         52,671,576

Computer Services - 0.7%
   2,693,625    Ceridian Corp.* .............................         37,118,152

Computers - 0.5%
   1,816,535    Apple Computer, Inc.* .......................         29,191,717

Computers - Peripheral Equipment - 0.3%
     280,595    Lexmark International Group, Inc. - Class A*          16,672,955

Consulting Services - 0.5%
   1,454,785    Accenture, Ltd. - Class A (New York Shares)*          24,556,771

Cosmetics and Toiletries - 2.5%
     602,040    Colgate-Palmolive Co. .......................         33,100,159
     456,600    International Flavors & Fragrances, Inc. ....         15,318,930
     960,325    Procter & Gamble Co. ........................         84,940,746

                                                                     133,359,835

Data Processing and Management - 0.6%
     715,855    Automatic Data Processing, Inc. .............         30,445,313

Diversified Financial Services - 4.5%
   6,433,751    Citigroup, Inc. .............................        237,727,099

Diversified Operations - 3.7%
     571,405    3M Co. ......................................         72,534,151
   3,292,125    General Electric Co. ........................         83,126,156
   1,662,300    Honeywell International, Inc. ...............         39,795,462

                                                                     195,455,769

Entertainment Software - 0.7%
     545,380    Electronic Arts, Inc.* ......................         35,515,146

Finance - Commercial - 1.0%
   3,008,850    CIT Group, Inc.* ............................         53,587,618

Finance - Investment Bankers/Brokers - 1.6%
     767,155    Goldman Sachs Group, Inc. ...................         54,928,298
   1,370,960    J.P. Morgan Chase & Co. .....................         28,447,420

                                                                      83,375,718

Finance - Mortgage Loan Banker - 1.7%
   1,383,900    Fannie Mae ..................................         92,527,554

Financial Guarantee Insurance - 0.8%
     976,885    MGIC Investment Corp. .......................         40,990,095

Food - Retail - 0.6%
   2,242,405    Kroger Co.* .................................     $   33,277,290

Hotels and Motels - 1.1%
   1,717,923    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         42,192,189
     743,100    Starwood Hotels & Resorts Worldwide, Inc. ...         17,314,230

                                                                      59,506,419

Insurance Brokers - 2.8%
   3,153,905    Marsh & McLennan Companies, Inc. ............        147,318,903

Internet Brokers - 0.2%
   1,351,705    Charles Schwab Corp. ........................         12,408,652

Life and Health Insurance - 1.7%
   1,301,460    AFLAC, Inc. .................................         39,616,442
   1,676,925    John Hancock Financial Services, Inc. .......         49,133,902

                                                                      88,750,344

Medical - Drugs - 2.7%
   2,991,400    Pfizer, Inc. ................................         95,036,778
   1,485,315    Wyeth .......................................         49,758,052

                                                                     144,794,830

Medical - HMO - 0.4%
     230,345    UnitedHealth Group, Inc. ....................         20,949,878

Medical - Hospitals - 0.2%
     399,095    Tenet Healthcare Corp.* .....................         11,473,981

Medical Instruments - 1.9%
   2,241,710    Medtronic, Inc. .............................        100,428,608

Motorcycle and Motor Scooter Manufacturing - 0.6%
     604,785    Harley-Davidson, Inc. .......................         31,630,256

Multi-Line Insurance - 1.7%
   1,457,503    American International Group, Inc. ..........         91,166,813

Multimedia - 4.6%
     683,890    AOL Time Warner, Inc.* ......................         10,087,377
     587,575    Gannett Company, Inc. .......................         44,614,570
   3,448,630    Viacom, Inc. - Class B* .....................        153,843,384
   2,223,030    Walt Disney Co. .............................         37,124,601

                                                                     245,669,932

Non-Hazardous Waste Disposal - 0.2%
     485,905    Waste Management, Inc. ......................         11,185,533

Oil Companies - Integrated - 6.0%
   1,476,708    ConocoPhillips ..............................         71,620,338
   2,598,109    EnCana Corp. (New York Shares) ..............         75,604,972
   5,201,415    Exxon Mobil Corp. ...........................        175,079,629

                                                                     322,304,939

Pipelines - 0.4%
     623,705    Kinder Morgan, Inc. .........................         22,833,840

Printing - Commercial - 0.6%
   1,222,865    Valassis Communications, Inc.* ..............         31,549,917

Property and Casualty Insurance - 0.1%
     566,529    Travelers Property Casualty Corp. - Class B*           7,659,472

Reinsurance - 2.0%
      43,164    Berkshire Hathaway, Inc. - Class B* .........        106,183,440

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Discount - 0.4%
     733,205    Target Corp. ................................     $   22,084,135

Semiconductor Components/Integrated Circuits - 2.0%
   1,008,655    Linear Technology Corp. .....................         27,879,224
   2,462,945    Maxim Integrated Products, Inc.* ............         78,420,169

                                                                     106,299,393

Super-Regional Banks - 3.4%
   1,095,230    Bank of America Corp. .......................         76,447,054
   4,925,213    U.S. Bancorp ................................        103,872,742

                                                                     180,319,796

Telecommunication Equipment - 0.5%
   1,644,210    Nokia Oyj (ADR)** ...........................         27,326,770

Tools - Hand Held - 0.8%
   1,320,980    Stanley Works ...............................         42,760,123

Toys - 1.2%
   3,400,390    Mattel, Inc. ................................         62,431,160

Transportation - Railroad - 0.5%
     609,795    Canadian National Railway Co.
                  (New York Shares) .........................         26,019,953

Transportation - Services - 0.1%
     176,775    C.H. Robinson Worldwide, Inc. ...............          5,227,237

Travel Services - 1.2%
   2,557,400    USA Interactive* ............................         64,676,646
--------------------------------------------------------------------------------
Total Common Stock (cost $4,380,691,699) ....................      4,020,255,408
--------------------------------------------------------------------------------
Corporate Bonds - 3.2%
Advertising Sales - 0.1%
$  6,370,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............          6,385,925

Cable Television - 0.1%
   6,280,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................          6,488,414

Cellular Telecommunications - 0.1%
   3,250,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................          3,347,500

Non-Hazardous Waste Disposal - 0.4%
                Waste Management, Inc.:
  15,945,000      6.375%, notes, due 12/1/03 ................         16,020,850
   3,140,000      7.00%, senior notes, due 10/1/04 ..........          3,233,227
   4,275,000      7.00%, notes, due 5/15/05 .................          4,482,124

                                                                      23,736,201

Oil Companies - Exploration and Production - 0.2%
  16,150,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......          8,398,000

Radio - 0.1%
   3,000,000    Chancellor Media Corp., 8.125%
                  senior subordinated notes, due 12/15/07 ...          3,120,000

Retail - Discount - 1.3%
  66,840,000    Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 .........................         68,185,623

Telephone - Integrated - 0.2%
$  9,650,000    CenturyTel, Inc., 8.375%
                  senior notes, due 10/15/10 ................     $   11,121,210

Toys - 0.4%
                Mattel, Inc.:
   7,090,000      6.00%, notes, due 7/15/03 .................          7,142,650
  13,900,000      6.125%, notes, due 7/15/05 ................         14,184,658

                                                                      21,327,308

Transportation - Railroad - 0.3%
  15,000,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................         16,648,530
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $162,750,419) ...................        168,758,711
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 2.6%
   2,431,745    General Motors Corp. - Series B
                  convertible, 5.25% ........................         50,154,741
     184,523    Porsche A.G.** ..............................         88,079,502

                                                                     138,234,243

Electric - Integrated - 0.5%
   1,343,585    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ............         28,564,617
--------------------------------------------------------------------------------
Total Preferred Stock (cost $204,475,942) ...................        166,798,860
--------------------------------------------------------------------------------
U.S. Government Obligations - 5.7%
                U.S. Treasury Notes:
$    550,000      3.00%, due 1/31/04 ........................            560,594
 190,100,000      5.25%, due 5/15/04 ........................        200,859,660
  52,000,000      2.25%, due 7/31/04 ........................         52,568,880
  49,700,000      3.50%, due 11/15/06 .......................         51,544,069
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $294,702,719) .......        305,533,203
--------------------------------------------------------------------------------
Time Deposits - 11.6%
                ABN Amro Bank N.V.
 265,000,000      1.85%, 11/1/02 ............................        265,000,000
                Societe Generale, New York
  92,600,000      1.875%, 11/1/02 ...........................         92,600,000
                UBS Financial, Inc.
 260,000,000      1.875%, 11/1/02 ...........................        260,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $617,600,000) .....................        617,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.3%
                Fannie Mae
  50,000,000      1.63%, 12/31/02 ...........................         49,872,500
                Federal Home Loan Bank System
  20,000,000      1.63%, 12/9/02 ............................         19,965,589
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $69,829,756) ...........         69,838,089
--------------------------------------------------------------------------------
Total Investments (total cost $5,730,050,535) - 100.4% ......      5,348,784,271
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (21,110,462)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $5,327,673,809
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

38  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.5%         $   24,556,771
Canada                                               2.7%            143,817,114
Finland                                              0.5%             27,326,770
Germany                                              2.1%            114,789,016
United States++                                     94.2%          5,038,294,600
--------------------------------------------------------------------------------
Total                                              100.0%         $5,348,784,271

++Includes Short-Term Securities (81.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/7/02                     91,900,000      $   90,977,443    $ (7,855,094)
Euro 2/21/03                     14,000,000          13,791,466        (155,466)
Euro 4/15/03                      1,500,000           1,474,389         (17,139)
--------------------------------------------------------------------------------
Total                                            $  106,243,298    $ (8,027,699)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND                             Warren Lammert, portfolio manager

Janus Mercury Fund declined 21.88% during the 12-month period ended October 31, 2002. That placed us behind the 15.10% loss of our benchmark, the S&P 500(R) Index and nearly on par with the 21.33% loss of the NASDAQ Composite Index.(1) In turn, the Fund earned a third-quartile ranking, placing 480th out of 643 large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

These disappointing results came during what has been perhaps the most difficult environment for stocks in recent memory, as economic weakness, geopolitical strife and an unprecedented crisis of confidence wrought by a seemingly endless string of corporate governance scandals have all conspired to send markets lower from an already depressed base. Although the Fund's performance against the S&P 500 was disappointing, results improved during the final three months of the period in which the Fund gained 0.81% against the 2.38% loss by our benchmark. We hope to build on our stronger recent performance as we move into the new year.

We responded to this difficult environment by broadening the portfolio to reduce our overall exposure to sectors of the economy most at risk from continued economic weakness. In particular, we steadily cut our technology exposure over the last two years. While that decision has undoubtedly saved us from even sharper losses than reported above, we were admittedly slow to recognize the severity of this decline in technology end-market demand.

Therefore, it isn't surprising that two technology-related positions, Flextronics and Celestica, were among our most notable disappointments. Both firms provide outsourcing and manufacturing services to original equipment manufacturers in the electronics industry and have suffered alongside their largest customers as end-demand has failed to improve after many months of declines. While we still believe in the long-term viability of the outsourcing business model in general, we chose to exit both positions during the year as a result of continued conditions of oversupply in the markets they serve.

Other setbacks included Liberty Media, a cable and media holding company. By our estimate, Liberty is now trading at around a 40% discount to its net asset value
- a disconnect between the stock's price and what we believe to be its fundamental value that is almost certainly a result of the market's current distaste for even a modest amount of complexity in a firm's capital structure. Because that discount has continued to grow despite rapid subscriber growth and substantial improvements in profitability at several of Liberty's key media properties, we have taken advantage of recent declines to add to our position.

Meanwhile, companies such as Cablevision and Comcast fell victim to a crisis of confidence that engulfed nearly the entire cable industry. Cable industry valuations were impacted both by the broad meltdown in the telecom service sector and the exposure of serious fraud and self-dealing by management at failed operator Adelphia Communications - a stock we did not own. While the conduct alleged in these and other corporate governance scandals is reprehensible, we believe the discount being applied to many public companies - some of which have been deemed guilty by association only - has reached extreme levels. We expect companies such as Cablevision and Comcast to benefit substantially in coming years from the addition of value-added services like high-speed data and cable-based telephony. We believe these companies will also benefit significantly from their transformation from consumers of capital to generators of substantial free cash flow with the upgrade to digital two-way systems now largely complete.

Despite these setbacks, we also enjoyed a number of successes. Video-game maker Electronic Arts achieved outstanding earnings gains and performed quite well on the strength of a broad array of successful new product launches. The company has also taken advantage of the aggressive promotion of next-generation game consoles by Sony, Microsoft and Nintendo, a trend that has encouraged gamers to purchase new software designed to take full advantage of the consoles' capabilities.

Other standouts included drug maker Forest Laboratories, which has benefited from strong sales of anti-depressant Celexa and an extremely positive reception for its successor drug, Lexapro. Also in the medical arena, leading device maker Medtronic benefited from new studies indicating that implantable cardiac defibrillators significantly improve both the long-term prognosis and the quality of life of patients who suffer from chronic heart failure, at least doubling the available market for this key product segment from established use in sudden cardiac death survivors.

In closing, the economic uncertainty that has pressured markets throughout much of the last two years has not dissipated. Yet, on the positive side, the market has now declined in three successive years to levels which appear to reflect much of the bad news. The Federal Reserve has responded to the weakness in economic activity with what now totals 11 rate cuts since the downturn began, and interest rates on U.S. Treasuries are at the lowest levels seen in decades across a broad range of maturities. Meanwhile, corporate spreads remain at historically high levels, there is significant liquidity in the system and earnings yields are extremely competitive against bond yields.

While we continue to maintain substantial exposure to areas including pharmaceuticals, insurance, cable, and defense where we see earnings visibility and attractive valuations, we have recently increased our exposure to more economically sensitive areas. These include positions in media, technology, finance, and energy where there is evidence of improving fundamentals and a favorable risk/ reward in valuations despite the ongoing economic uncertainty. We continue to seek a balance between continued volatility in the markets and the economy on one hand and the substantial long-term opportunity in selected stocks on the other.

Thank you for your continued investment in Janus Mercury Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Mercury Fund 19th out of 298 large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

40  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              97.8%                92.8%
  Foreign                                             12.7%                16.0%
    European                                           3.7%                 6.9%
Top 10 Equities                                       34.3%                39.3%
Number of Stocks                                         64                   60
Cash and Cash Equivalents                              2.2%                 7.2%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                        9.6%                 7.9%
Broadcast Services and Programming                     6.2%                 3.7%
Aerospace and Defense                                  5.2%                 2.7%
Reinsurance                                            5.1%                 2.5%
Applications Software                                  4.9%                 0.3%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          6.2%                 3.7%
Berkshire Hathaway, Inc. - Class B                     5.1%                 2.5%
Forest Laboratories, Inc.                              3.5%                   --
Pfizer, Inc.                                           3.3%                 4.5%
Allstate Corp.                                         3.1%                 0.9%
Nokia Oyj (ADR)                                        2.7%                 6.6%
Samsung Electronics Company, Ltd.                      2.7%                   --
AOL Time Warner, Inc.                                  2.7%                 4.3%
USA Interactive                                        2.6%                   --
Goldman Sachs Group, Inc.                              2.4%                 0.9%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                One Year        Five Year        Since 5/3/93*
Janus Mercury Fund              (21.88)%          3.70%             12.03%
S&P 500(R)Index                 (15.10)%          0.73%              9.68%
NASDAQ Composite Index          (21.33)%         (3.56)%             7.63%

Janus Mercury
Fund
$29,408

S&P 500(R) Index
$24,061
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($29,408) as compared to the S&P 500 Index ($24,061).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology and consumer discretionary sectors. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.8%
Aerospace and Defense - 5.2%
     984,845    General Dynamics Corp. ......................     $   77,930,785
     917,930    Lockheed Martin Corp. .......................         53,148,147
     519,320    Northrop Grumman Corp. ......................         53,557,472
   2,567,155    Raytheon Co. ................................         75,731,072

                                                                     260,367,476

Applications Software - 4.9%
     985,059    Infosys Technologies, Ltd. ..................     $   77,189,108
     539,370    Intuit, Inc.* ...............................         28,004,090
   1,965,950    Microsoft Corp.* ............................        105,119,346
   2,169,195    Rational Software Corp.* ....................         14,360,071
   4,363,322    Satyam Computer Services, Ltd. ..............         21,244,094

                                                                    245,916,709,

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 6.2%
  37,528,853    Liberty Media Corp. - Class A* ..............     $  310,363,614

Cable Television - 3.9%
   8,564,957    Cablevision Systems New York Group
                  - Class A*,# ..............................         81,880,989
   2,533,800    Comcast Corp.-Special Class A* ..............         58,302,738
   2,148,210    Cox Communications, Inc. - Class A* .........         58,860,954

                                                                     199,044,681

Computers - 2.0%
   6,123,804    Apple Computer, Inc.* .......................         98,409,530

Diversified Financial Services - 0.7%
     994,908    Citigroup, Inc. .............................         36,761,851

E-Commerce/Products - 1.9%
   4,853,910    Amazon.com, Inc.* ...........................         93,971,698

E-Commerce/Services - 1.1%
   3,452,323    TMP Worldwide, Inc.* ........................         53,441,960

Electronic Components - Semiconductors - 2.7%
     480,180    Samsung Electronics Company, Ltd.** .........        135,960,106

Entertainment Software - 1.6%
   1,218,305    Electronic Arts, Inc.* ......................         79,336,022

Finance - Investment Bankers/Brokers - 2.4%
   1,720,795    Goldman Sachs Group, Inc. ...................        123,208,922

Finance - Mortgage Loan Banker - 2.1%
   1,559,260    Fannie Mae ..................................        104,252,124

Health Care Cost Containment - 1.5%
   2,511,080    McKesson Corp. ..............................         74,855,295

Insurance Brokers - 1.0%
   1,639,405    Willis Group Holdings, Ltd.* ................         50,165,793

Internet Brokers - 0.5%
   5,783,955    E*TRADE Group, Inc.* ........................         26,027,797

Life and Health Insurance - 2.1%
   3,419,500    AFLAC, Inc. .................................        104,089,580

Medical - Biomedical and Genetic - 2.3%
   1,810,605    Genentech, Inc.* ............................         61,723,524
   1,908,020    Genzyme Corp.* ..............................         53,138,357

                                                                     114,861,881

Medical - Drugs - 9.6%
     665,670    Biovail Corp. (New York Shares)* ............         21,068,456
   1,782,125    Forest Laboratories, Inc.* ..................        174,630,429
   1,269,365    Novartis A.G. (ADR) .........................         48,159,708
   5,260,255    Pfizer, Inc. ................................        167,118,301
   2,178,405    Wyeth .......................................         72,976,568

                                                                     483,953,462

Medical - HMO - 2.7%
   1,178,220    Anthem, Inc.* ...............................         74,227,860
     695,485    UnitedHealth Group, Inc. ....................         63,254,361

                                                                     137,482,221

Medical - Hospitals - 1.0%
   1,691,352    Tenet Healthcare Corp.* .....................         48,626,370

Medical - Wholesale Drug Distributors - 3.3%
   1,246,370    AmerisourceBergen Corp. .....................     $   88,679,226
   1,157,195    Cardinal Health, Inc. .......................         80,089,466

                                                                     168,768,692

Medical Instruments - 3.1%
   2,111,390    Guidant Corp.* ..............................         62,433,802
   2,069,530    Medtronic, Inc. .............................         92,714,944

                                                                     155,148,746

Multi-Line Insurance - 3.1%
   3,879,935    Allstate Corp. ..............................        154,343,814

Multimedia - 4.7%
   9,046,259    AOL Time Warner, Inc.* ......................        133,432,320
   2,360,053    Viacom, Inc. - Class B* .....................        105,281,964

                                                                     238,714,284

Oil - Field Services - 1.1%
   1,840,940    BJ Services Co.* ............................         55,835,710

Oil and Gas Drilling - 0.3%
     490,430    Patterson-UTI Energy, Inc.* .................         14,183,236

Oil Companies - Exploration and Production - 2.4%
   1,176,315    Anadarko Petroleum Corp. ....................         52,393,070
     845,870    Murphy Oil Corp. ............................         70,909,282

                                                                     123,302,352

Oil Field Machinery and Equipment - 1.5%
   2,359,395    Smith International, Inc.* ..................         73,754,688

Property and Casualty Insurance - 1.6%
   1,083,045    XL Capital, Ltd. - Class A ..................         82,473,877

Reinsurance - 5.1%
     104,844    Berkshire Hathaway, Inc. - Class B* .........        257,916,240

Retail - Building Products - 1.0%
   1,686,080    Home Depot, Inc. ............................         48,693,990

Retail - Discount - 2.3%
   2,089,703    Dollar Tree Stores, Inc.* ...................         54,938,292
   2,914,815    TJX Companies, Inc. .........................         59,812,004

                                                                     114,750,296

Retail - Restaurants - 0.4%
     800,780    Yum! Brands, Inc.* ..........................         18,041,573

Satellite Telecommunications - 1.4%
   3,440,475    EchoStar Communications Corp.* ..............         70,151,285

Semiconductor Components/Integrated Circuits - 0.8%
   1,467,780    Analog Devices, Inc.* .......................         39,336,504

Semiconductor Equipment - 0.6%
     667,175    Applied Materials, Inc.* ....................         10,027,640
     284,250    KLA-Tencor Corp.* ...........................         10,122,143
     318,410    Novellus Systems, Inc.* .....................         10,061,756

                                                                      30,211,539

Super-Regional Banks - 1.4%
   1,117,400    Fifth Third Bancorp .........................         70,954,900

Telecommunication Equipment - 2.7%
   8,318,282    Nokia Oyj (ADR)** ...........................        138,249,847

See Notes to Schedules of Investments and Financial Statements.

42  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Tools - Hand Held - 0.4%
     619,310    Stanley Works ...............................     $   20,047,065

Transportation - Railroad - 1.2%
   1,480,020    Canadian National Railway Co.
                  (New York Shares) .........................         63,152,453

Travel Services - 2.6%
   5,254,236    USA Interactive* ............................        132,879,628

Web Portals/Internet Service Providers - 1.4%
   4,637,685    Yahoo!, Inc.* ...............................         69,194,260
--------------------------------------------------------------------------------
Total Common Stock (cost $5,095,017,110) ....................      4,921,202,071
--------------------------------------------------------------------------------
Time Deposits - 3.6%
                UBS Financial, Inc.
$182,600,000      1.875%, 11/1/02 (cost $182,600,000) .......        182,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.0%
                Federal Farm Credit Bank
  25,000,000      1.64%, 11/6/02 ............................         24,994,305
                Freddie Mac
  25,000,000      1.70%, 11/5/02 ............................         24,995,278
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $49,989,583) .         49,989,583
--------------------------------------------------------------------------------
Total Investments (total cost $5,327,606,693) - 102.4% ......      5,153,791,654
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.4)%    (119,750,239)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $5,034,041,415
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.6%         $  132,639,670
Canada                                               1.6%             84,220,909
Finland                                              2.7%            138,249,847
India                                                1.9%             98,433,202
South Korea                                          2.7%            135,960,106
Switzerland                                          0.9%             48,159,708
United States++                                     87.6%          4,516,128,212
--------------------------------------------------------------------------------
Total                                              100.0%         $5,153,791,654

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 1/31/03                     35,150,000      $   34,656,779    $   (670,600)
Euro 4/15/03                     40,500,000          39,808,491        (462,741)
South Korean Won
  2/25/03                    72,700,000,000          59,129,727        (515,684)
--------------------------------------------------------------------------------
Total                                            $  133,594,997    $ (1,649,025)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND                               Claire Young, portfolio manager

Janus Olympus Fund lost 15.89% for the fiscal year ended October 31, 2002, keeping pace with its benchmark, the S&P 500(R) Index, which lost 15.10%.(1) This performance earned the Fund a top-quartile ranking for the one-year period ended October 31, 2002, placing it 150th out of 643 large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund-rating company.(2)

[PHOTO]

I find little solace in the Fund's essentially in-line return as three years of a bear market have inured me to relative performance. The fiscal year started with a market bounce off the lows that followed the September 11 terrorist attacks. Despite the uncertainty of additional attacks, a resilient consumer was the bolster of the U.S. economy. Corporate America, on the other hand, was cautious in its spending, worried about conserving cash and a lack of demand visibility in the slow economic environment. At the same time, ongoing corporate scandals rocked investors' confidence in the stock market, increasing volatility and diminishing their patience at any hint of malfeasance or missed earnings expectations.

Consumers continued to drive economic growth, stimulated by zero-percent auto financing and home equity extraction via low interest rate refinancings. Accordingly, some of our best performers were those companies with consumer exposure. Harley-Davidson, the motorcycle manufacturer, enjoyed strong demand for its bikes, parts and accessories as it entered its 100th anniversary celebration. The company's push into financing of motorcycles sales also successfully boosted profits. Meanwhile, Electronic Arts benefitted from the proliferation of Xbox, Playstation2 and Nintendo systems last Christmas. The video-game software leader introduced several new titles that were well received by consumers and has plans to launch a number of exciting games this winter.

Another area that performed well during the year was the healthcare industry as demand for medical products and services was unhindered by the slower economy. Forest Laboratories, a specialty pharmaceutical company, continued to gain market share with its anti-depressant drug Celexa. The firm recently introduced a replacement product, Lexapro, which has been selling faster than expected due to its superior side-effect profile and lower dosing requirements. Elsewhere, Zimmer Holdings, a manufacturer of reconstructive orthopedic implants, benefitted from strong demand for its minimally invasive knee- and hip-replacement products. Since being spun off from Bristol-Myers, the company has focused on streamlining its manufacturing processes and strengthening its international sales organization.

On the negative side, fears of corporate improprieties impacted our performance. Citigroup, the financial services giant, was buffeted by questions regarding the independence of its research organization and potential conflicts of interest. While we sold stock to reduce our exposure, we are maintaining a smaller Citigroup position at these prices. Additionally, Tyco International, an industrial conglomerate, declined precipitously over allegations of aggressive accounting. As a result, the company struggled against debt ratings downgrades and questions of financial viability. We therefore elected to sell our Tyco position as resolution of these issues did not seem imminent.

Other companies that had been consistent growers in the past were hurt by negative surprises. Concord EFS, the owner of the largest debit-card network in the U.S., suffered from higher acquisition-related expenses and slowing revenue growth as the downturn in the economy took its toll on transaction volume. Consequently, we eliminated our position in the company. Also during the period, mortgage insurer MGIC Investment was hit by high refinance volumes, which elevated underwriting expenses and negatively impacted revenue. We opted to maintain our position in the stock, however, on the belief that as the refinancing booms tapers off, MGIC's true earnings potential will emerge.

Finally, corporate information technology spending continued to languish with no pickup in sight. Leading graphics chip maker NVIDIA was hurt by sluggish personal computer sales and tepid Xbox acceptance in Europe and Japan. The company suffered a further setback as competitors introduced products that eroded NVIDIA's market share. Celestica, an electronic manufacturing services company, also declined as its telecommunication and high-end technology customers cut back on orders due to weak demand. In both cases, we sold our positions in the stocks.

Looking forward, it seems as if fear is at its peak: There are worries that consumer spending will slow if housing prices stagnate, a potential war with Iraq raises concerns in the economic and political arena, and corporate America remains on the capital spending sideline until evidence of a stronger recovery appears. On the flip side, the Federal Reserve's recent one-half percent decrease in interest rates and reasonable valuations evident in the stock market give me hope. I am trying to balance these opposing views by focusing, on a stock-by-stock basis, on the fundamentals of prospective investments, taking into account the potential for either scenario to come to fruition.

Thank you for your investment in Janus Olympus Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Olympus Fund 12th out of 298 large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

44  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              90.3%                95.3%
  Foreign                                              8.3%                 6.0%
    European                                           3.1%                 0.4%
Top 10 Equities                                       24.9%                30.9%
Number of Stocks                                         64                   65
Cash, Cash Equivalents and
  Fixed-Income Securities                              9.7%                 4.7%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Cosmetics and Toiletries                               6.5%                 1.8%
Medical - Drugs                                        5.7%                 3.7%
Medical Instruments                                    3.6%                 2.7%
Medical - Biomedical and Genetic                       3.3%                 1.7%
Motorcycle and Motor Scooter
  Manufacturing                                        3.1%                 1.6%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                  3.1%                 1.6%
Medtronic, Inc.                                        3.0%                 1.7%
Maxim Integrated Products, Inc.                        2.7%                 3.9%
Whole Foods Market, Inc.                               2.5%                   --
Avon Products, Inc.                                    2.5%                   --
Pfizer, Inc.                                           2.4%                 3.0%
Amgen, Inc.                                            2.2%                   --
Pactiv Corp.                                           2.2%                   --
Walgreen Co.                                           2.2%                 3.0%
Fannie Mae                                             2.1%                 2.0%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                              One Year        Five Year        Since 12/29/95*
Janus Olympus Fund            (15.89)%          4.28%               9.91%
S&P 500(R)Index               (15.10)%          0.73%               7.10%

Janus Olympus
Fund
$19,087

S&P 500(R) Index
$15,979
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($19,087) as compared to the S&P 500 Index ($15,979).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 90.3%
Aerospace and Defense - 1.9%
     526,220    General Dynamics Corp. ......................     $   41,639,789

Airlines - 2.0%
   2,956,460    Southwest Airlines Co. ......................         43,164,316

Applications Software - 0.7%
     298,570    Microsoft Corp.* ............................         15,964,538

Broadcast Services and Programming - 1.3%
     755,200    Clear Channel Communications, Inc.* .........     $   27,980,160

Cable Television - 1.4%
   1,274,575    Comcast Corp. - Special Class A* ............         29,327,971

Casino Hotels - 1.5%
   1,025,175    MGM Mirage, Inc.* ...........................         31,882,942

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Services - 1.3%
     200,760    Iron Mountain, Inc.* ........................     $    5,663,440
     465,565    Weight Watchers International, Inc.* ........         22,044,503

                                                                      27,707,943

Computer Services - 0.3%
     344,960    BISYS Group, Inc.* ..........................          6,174,784

Containers - Paper and Plastic - 2.2%
   2,336,410    Pactiv Corp.* ...............................         46,354,374

Cosmetics and Toiletries - 6.5%
   1,113,350    Avon Products, Inc. .........................         53,986,342
     744,940    Colgate-Palmolive Co. .......................         40,956,801
     421,750    Estee Lauder Companies, Inc. - Class A ......         12,281,360
     357,250    Procter & Gamble Co. ........................         31,598,762

                                                                     138,823,265

Data Processing and Management - 1.5%
   1,000,883    Fiserv, Inc.* ...............................         31,267,585

Diversified Financial Services - 1.9%
   1,113,930    Citigroup, Inc. .............................         41,159,713

Diversified Operations - 2.6%
     210,700    3M Co. ......................................         26,746,258
   1,105,190    General Electric Co. ........................         27,906,048

                                                                      54,652,306

Electronic Components - Semiconductors - 0.9%
   1,272,790    Texas Instruments, Inc. .....................         20,186,449

Entertainment Software - 1.3%
     425,500    Electronic Arts, Inc.* ......................         27,708,560

Fiduciary Banks - 1.5%
     692,105    Bank of New York Company, Inc. ..............         17,994,730
     383,195    Northern Trust Corp. ........................         13,342,850

                                                                      31,337,580

Finance - Consumer Loans - 1.1%
     236,570    SLM Corp. ...................................         24,305,202

Finance - Investment Bankers/Brokers - 1.6%
     480,390    Goldman Sachs Group, Inc. ...................         34,395,924

Finance - Mortgage Loan Banker - 2.1%
     671,150    Fannie Mae ..................................         44,873,089

Financial Guarantee Insurance - 1.7%
     884,330    MGIC Investment Corp. .......................         37,106,487

Food - Retail - 2.5%
   1,165,598    Whole Foods Market, Inc.* ...................         54,379,809

Food - Wholesale/Distribution - 1.3%
     876,900    Sysco Corp. .................................         27,780,192

Hazardous Waste Disposal - 0.6%
     356,815    Stericycle, Inc.* ...........................         11,881,940

Health Care Cost Containment - 1.6%
   1,155,485    McKesson Corp. ..............................         34,445,008

Hotels and Motels - 2.6%
     591,850    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................     $   14,535,836
     636,270    Four Seasons Hotels, Inc. ...................         20,901,469
     819,550    Starwood Hotels & Resorts Worldwide, Inc. ...         19,095,515

                                                                      54,532,820

Human Resources - 1.4%
     867,475    Manpower, Inc. ..............................         29,580,897

Life and Health Insurance - 1.5%
   1,048,650    AFLAC, Inc. .................................         31,920,906

Medical - Biomedical and Genetic - 3.3%
   1,017,215    Amgen, Inc.* ................................         47,361,530
     689,070    Genentech, Inc.* ............................         23,490,396

                                                                      70,851,926

Medical - Drugs - 5.7%
     349,255    Forest Laboratories, Inc.* ..................         34,223,497
   1,618,850    Pfizer, Inc. ................................         51,430,865
     475,185    Teva Pharmaceutical Industries, Ltd. (ADR) ..         36,793,575

                                                                     122,447,937

Medical - HMO - 1.1%
     262,090    UnitedHealth Group, Inc. ....................         23,837,085

Medical - Hospitals - 1.1%
     802,142    Tenet Healthcare Corp.* .....................         23,061,582

Medical Instruments - 3.6%
     425,715    Guidant Corp.* ..............................         12,588,393
   1,421,870    Medtronic, Inc. .............................         63,699,776

                                                                      76,288,169

Medical Products - 1.5%
     764,880    Zimmer Holdings, Inc.* ......................         31,528,354

Medical Sterilization Products - 0.4%
     335,435    STERIS Corp.* ...............................          8,899,091

Motorcycle and Motor Scooter Manufacturing - 3.1%
   1,261,865    Harley-Davidson, Inc. .......................         65,995,540

Multimedia - 1.9%
   2,054,100    AOL Time Warner, Inc.* ......................         30,297,975
     252,655    Viacom, Inc. - Class B* .....................         11,270,940

                                                                      41,568,915

Oil Companies - Exploration and Production - 1.2%
     577,180    Anadarko Petroleum Corp. ....................         25,707,597

Oil Companies - Integrated - 3.0%
   1,308,616    EnCana Corp. ................................         37,992,563
     378,695    Total Fina Elf S.A. (ADR) ...................         25,758,834

                                                                      63,751,397

Optical Supplies - 1.9%
     993,180    Alcon, Inc. (New York Shares)* ..............         40,740,244

Publishing - Newspapers - 1.8%
     803,440    New York Times Co. - Class A ................         38,894,530

See Notes to Schedules of Investments and Financial Statements.

46  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Reinsurance - 1.3%
         383    Berkshire Hathaway, Inc. - Class A* .........     $   28,414,770

Retail - Discount - 1.0%
     636,610    Costco Wholesale Corp.* .....................         21,600,177

Retail - Drug Store - 2.2%
   1,362,720    Walgreen Co. ................................         45,991,800

Retail - Video Rental - 0.5%
     425,790    Blockbuster, Inc. - Class A# ................         10,206,186

Semiconductor Components/Integrated Circuits - 2.7%
   1,841,940    Maxim Integrated Products, Inc.* ............         58,647,370

Semiconductor Equipment - 1.7%
   2,376,110    Applied Materials, Inc.* ....................         35,712,933

Transportation - Services - 2.8%
     922,720    C.H. Robinson Worldwide, Inc. ...............         27,284,830
     531,670    United Parcel Service, Inc. - Class B .......         31,905,517

                                                                      59,190,347

Travel Services - 0.8%
     665,045    USA Interactive* ............................         16,818,988

Web Portals/Internet Service Providers - 0.9%
   1,270,885    Yahoo!, Inc.* ...............................         18,961,604
--------------------------------------------------------------------------------
Total Common Stock (cost $1,945,588,340) ....................      1,929,651,091
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Cable Television - 0.7%
$ 16,650,000    CSC Holdings, Inc., 7.625%
                  senior notes due 4/1/11 (cost $13,458,754)          13,611,375
--------------------------------------------------------------------------------
Repurchase Agreement - 4.6%
  97,600,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $97,605,219
                  collateralized by $150,876,896
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $2,301,955 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03 - 2/15/29; with respective
                  values of $96,898,177
                  and $2,653,827 (cost $97,600,000) .........         97,600,000
--------------------------------------------------------------------------------
Time Deposit - 3.9%
                ABN Amro Bank N.V.
  83,900,000      1.85%, 11/1/02 (cost $83,900,000) .........         83,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,140,547,094) - 99.5% .......      2,124,762,466
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, Net of Liabilities - 0.5%         11,404,518
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $2,136,166,984
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                               3.5%         $   73,429,868
France                                               1.2%             25,758,834
Israel                                               1.7%             36,793,575
Switzerland                                          1.9%             40,740,244
United States++                                     91.7%          1,948,039,945
--------------------------------------------------------------------------------
Total                                              100.0%         $2,124,762,466

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND                                    Ron Sachs, portfolio manager

The U.S. stock market was weighed down by a combination of fears during the period, including those of corporate corruption, accounting fraud, terrorism, and a potential war with Iraq. On the upside, consumer spending remained the strongest leg of the economy, driven by continued mortgage refinancing activity and falling interest rates. Corporate spending, however, remained quiet as managers faced a potential war, a double-dip recession and unwelcoming capital markets. Against this backdrop, the Fund declined 16.70%, underperforming its benchmark, the S&P(R) 500 Index, which declined 15.10%.(1) For the same period, the Fund ranked 340th out of 469 multi-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company,(2) earning it a third-quartile ranking. Of course, I am disappointed with these results and look forward to delivering better performance going forward.

[PHOTO]

Given this challenging environment, I positioned the Fund in stocks that I expected to perform well despite a weak economy. These included businesses with histories of delivering strong earnings in any economic environment. In addition, I continued to invest in "broken growth stocks" trading at inexpensive valuations that I believed already reflected the lowered earnings expectations. Because a few of these broken holdings represented a significant share of the Fund's decline during the period, I would like to discuss them in some detail.

Flowserve was among our biggest disappointments. Until recently, this manufacturer of pumps and valves used primarily in the energy and chemical industries was a strong performer. When the stock initially retreated, the valuation remained attractive, in my opinion. After visiting the company multiple times this year, I believed that high-margin replacement and repair business for Flowserve's pumps and valves would enable it to weather any decline in new projects. Furthermore, cost-cutting opportunities were expected to enable Flowserve to deliver strong earnings growth with flat-to-declining revenues. Unfortunately, a simultaneous and deep slowdown in capital expenditures and maintenance spending made it impossible for Flowserve to meet earnings expectations. The stock fell further when equity investors became concerned that Flowserve might violate debt covenants, something we have researched thoroughly with help from our fixed-income analysts and believe is highly unlikely. We continue to hold a position in Flowserve because we believe in management and the opportunities to improve operations. That said, we are monitoring developments closely.

Also weighing on performance was HealthSouth, a stock we have owned in different position sizes for the past 18 months. Among our reasons for investing in this company were improving trends on HealthSouth's core outpatient physical therapy business and the potential for tremendous upside from high-return-on-investment inpatient rehabilitation hospitals and outpatient surgery centers. The stock has been extremely cheap because of Wall Street's skepticism regarding HealthSouth's management.

However, it fell precipitously when management revealed that Medicare determined that the company over-billed for therapy when a physical therapist worked with more than one patient at a time. Although this appears to have been an industry standard, the impact on HealthSouth's profitability was profound, and I chose to sell the position.

A third detractor was Cendant Corporation, a major player in the travel, real-estate and mortgage industries. Cendant's portfolio of diverse businesses appeared to offer effective counterbalances in a challenging economy because conditions that might make some of its businesses struggle might be the same conditions that would help its other businesses thrive. Unfortunately, Cendant is a complicated business to understand and investor skepticism in this environment caused the stock to decline. Also weighing on the stock was the surge in mortgage refinancing, which forced Cendant to write down the value of mortgage servicing rights on its overall mortgage portfolio.

On a positive note, some of our holdings performed strongly during the period. These included Getty Images, whose main business is renting out and delivering photos from its image library. The company's scale and technology makes it the preferred provider for advertisers and the favored library partner among photographers. The valuation remains compelling and we expect the company to deliver strong earnings and cash-flow growth as the economy rebounds.

Another strong contributor was Paychex, the leading payroll processor for small businesses that has seen its earnings growth rate slowed by both tepid employment growth and low interest rates. We have followed this stock closely for years and were able to build a position in this fantastic long-term growth franchise at attractive prices. We expect Paychex's growth will reaccelerate as interest rates stabilize and the economy strengthens. Even without those two macroeconomic drivers, however, we believe Paychex's management can tweak products and pricing to drive growth.

Going forward, I will continue to use the market's weakness as an opportunity to upgrade the Fund with strong franchises at attractive valuations. I continue to focus on companies that can deliver earnings growth in any economic environment and have reduced the Fund's exposure to the broken growth stocks that have been such a drag on performance. I am heartened to say that our investment team remains squarely focused on identifying companies delivering strong growth at attractive valuations.

Thank you for your continued investment in Janus Orion Fund.

(1) Returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

48  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              85.2%                83.1%
  Foreign                                             14.6%                11.1%
Top 10 Equities                                       48.1%                39.2%
Number of Stocks                                         35                   35
Cash, Cash Equivalents and
  Fixed-Income Securities                             14.8%                16.9%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Commercial Services - Finance                          6.5%                   --
Multimedia                                             5.9%                   --
Food - Wholesale/Distribution                          5.7%                 0.7%
Reinsurance                                            5.6%                 5.8%
Travel Services                                        5.0%                   --

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Paychex, Inc.                                          6.5%                   --
AOL Time Warner, Inc.                                  5.9%                   --
Performance Food Group Co.                             5.7%                 0.7%
Berkshire Hathaway, Inc. - Class B                     5.1%                 5.8%
USA Interactive                                        5.0%                   --
XL Capital, Ltd. - Class A                             4.9%                 2.7%
EnCana Corp.                                           4.2%                 1.9%
Costco Wholesale Corp.                                 4.0%                 1.9%
Flowserve Corp.                                        3.5%                   --
LNR Property Corp.                                     3.3%                 1.0%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                              One Year          Since 6/30/00*
Janus Orion Fund              (16.70)%             (29.95)%
S&P 500(R)Index               (15.10)%             (18.03)%

Janus Orion Fund
$4,353

S&P 500(R) Index
$6,289
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund and the S&P 500 Index. Janus Orion Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($4,353) as compared to the S&P 500 Index ($6,289).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 85.2%
Advertising Services - 3.0%
     437,950    Getty Images, Inc.* .........................     $   12,551,647

Athletic Footwear - 1.7%
     150,355    NIKE, Inc. - Class B ........................          7,095,252

Brewery - 1.1%
     242,051    Molson, Inc. - Class A* .....................          4,555,039

Commercial Banks - 0.7%
     459,520    Koram Bank* .................................     $    2,926,540

Commercial Services - Finance - 6.5%
     944,720    Paychex, Inc. ...............................         27,226,830

Computers - 1.2%
     300,500    Apple Computer, Inc.* .......................          4,829,035

Cosmetics and Toiletries - 1.0%
      84,720    Avon Products, Inc. .........................          4,108,073

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Financial Services - 2.1%
     243,950    Citigroup, Inc. .............................     $    9,013,952

Diversified Operations - 3.4%
     302,895    General Electric Co.* .......................          7,648,099
     578,005    Cendant Corp.* ..............................          6,647,058

                                                                      14,295,157

Electronic Components - Semiconductors - 0.7%
     200,975    Semtech Corp.* ..............................          2,839,777

Food - Wholesale/Distribution - 5.7%
     640,290    Performance Food Group Co.* .................         23,812,385

Human Resources - 1.4%
     417,840    AMN Healthcare Services, Inc.* ..............          6,041,966

Internet Security - 2.4%
     725,700    Check Point Software Technologies, Ltd.* ....         10,007,403

Machinery - Pumps - 3.5%
   1,271,385    Flowserve Corp.* ............................         14,900,632

Medical - Drugs - 2.7%
      68,355    Forest Laboratories, Inc.* ..................          6,698,106
     527,795    Sepracor, Inc.* .............................          4,591,817

                                                                      11,289,923

Medical - Generic Drugs - 0.8%
     100,665    Taro Pharmaceutical Industries, Ltd.* .......          3,498,109

Medical - HMO - 1.0%
     120,600    Oxford Health Plans, Inc.* ..................          4,288,536

Medical - Hospitals - 1.3%
     194,645    Tenet Healthcare Corp.* .....................          5,596,044

Motion Pictures and Services - 1.8%
     604,565    Metro-Goldwyn-Mayer, Inc.* ..................          7,738,432

Multimedia - 5.9%
   1,684,805    AOL Time Warner, Inc.* ......................         24,850,874

Oil Companies - Integrated - 4.2%
     612,955    EnCana Corp. ................................         17,795,695

Property and Casualty Insurance - 4.9%
     269,200    XL Capital, Ltd. - Class A ..................         20,499,580

Radio - 4.9%
     575,795    Hispanic Broadcasting Corp.* ................         12,379,593
     485,370    Radio One, Inc. - Class D* ..................          8,095,972

                                                                      20,475,565

Real Estate Management/Services - 3.3%
     391,700    LNR Property Corp. ..........................         13,964,105

Reinsurance - 5.6%
       8,779    Berkshire Hathaway, Inc. - Class B* .........         21,596,340
      85,740    Platinum Underwriters Holdings, Ltd.* .......          2,152,074

                                                                      23,748,414

Retail - Bookstore - 1.9%
     383,005    Barnes & Noble, Inc.* .......................          8,081,405

Retail - Consumer Electronics - 0.8%
     169,450    Best Buy Company, Inc.* .....................          3,492,364

Retail - Discount - 5.0%
     494,515    Costco Wholesale Corp.* .....................     $   16,778,894
     152,390    Fred's, Inc. ................................          4,158,876

                                                                      20,937,770

Television - 1.7%
     273,420    Univision Communications, Inc. - Class A* ...          7,084,312

Travel Services - 5.0%
     840,670    USA Interactive* ............................         21,260,544
--------------------------------------------------------------------------------
Total Common Stock (cost $364,180,264) ......................        358,805,360
--------------------------------------------------------------------------------
Corporate Bonds - 0.9%
Medical - Drugs - 0.9%
$  4,580,000    Sepracor, Inc., 7.00%
                  convertible subordinated debentures
                  due 12/15/05 (cost $3,464,742) ............          3,675,450
--------------------------------------------------------------------------------
Repurchase Agreement - 6.9%
  29,200,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $29,201,561
                  collateralized by $45,139,399
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $688,700 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $28,990,028
                  and $793,973 (cost $29,200,000) ...........         29,200,000
--------------------------------------------------------------------------------
U.S. Government Agency - 5.9%
                Federal Home Loan Bank System
  25,000,000      1.66%, 11/6/02
                  (amortized cost $24,994,236) ..............         24,994,236
--------------------------------------------------------------------------------
Total Investments (total cost $421,839,242) - 98.9% .........        416,675,046
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%          4,782,961
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  421,458,007
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              5.4%         $   22,651,654
Canada                                               5.4%             22,350,734
Israel                                               3.2%             13,505,512
South Korea                                          0.7%              2,926,540
United States++                                     85.3%            355,240,606
--------------------------------------------------------------------------------
Total                                              100.0%         $  416,675,046

++Includes Short-Term Securities (72.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

50  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND                         Helen Young Hayes, portfolio manager
(closed to new investors)                   Brent Lynn, portfolio manager

Over the past 12 months, the main theme that emerged was the inconsistency of the nascent global economic recovery. Beginning with the surge of optimism created by the surprising strength in equity markets following the terrorist attacks in the U.S. last fall and ending with the frustrating decline in the markets to close out the third quarter, investors have experienced the full range of the market's emotions. Layered on top of this was the backlash from various accounting scandals and the growing geopolitical unrest. Against this backdrop, Janus Overseas Fund posted a loss of 15.78% for the fiscal year ended October 31, 2002, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, returned a loss of 13.21%.(1) For the same period, the Fund ranked 592nd out of 814 international funds tracked by Lipper, a Reuters Company and leading mutual fund rating company,(2) placing it in the third quartile.

[PHOTO]

[PHOTO]

Looking to Europe, the Morgan Stanley Capital International Europe Index fell 13.88% for the period. Economic growth in countries like England, Germany and France has been modest, with pressure building daily on the Bank of England and the European Central Bank to become more aggressive in cutting rates to stimulate growth.

In Asia, the Japanese Nikkei market fell 16.01%, skidding to a 19-year low. We continued to have difficulty finding solid investment ideas in Japan, given concerns about ongoing deflation and the slow pace of structural reform. Therefore, our exposure to Japan remained underweighted versus the benchmark during the period.

Given the fragile nature of the global economic recovery, our strategy has been to position Janus Overseas Fund fairly defensively until we get better clarity on earnings growth going forward. Our frustration lies in the fact that our returns do not reflect this more defensive posture.

The main stock that hurt performance was Bermuda-based conglomerate Tyco International, which declined 82.80% for the year. We owned Tyco for over three years because of the attractive businesses it owned, ranging from ADT home security systems to Curad bandages. We felt these were the steady, predictable, defensive business models to own in a choppy economic environment. However, the stock declined substantially due to rumors of aggressive accounting practices. We welcomed news from Tyco that it planned to break itself up into four separate companies, as our in-house analysis showed healthy upside potential based on a "sum-of-the-parts" valuation. However, we lost confidence in management in late April when they decided against this break-up plan, and we sold the position.

Netherlands-based food retailer Ahold also was penalized by a skittish market wary of complex financial statements and acquisition-driven growth, and suffered further when its fundamentals started to soften. Therefore, we made the decision to exit the stock until Ahold improves its operating metrics.

Companies with exposure to financial markets proved to be difficult investments given the continued decline in global equity markets. Our investments in German companies MLP, a financial services firm, and Muenchener Rueckversicherungs-Gesellschaft A.G. (Munich Re), a reinsurance company, held back performance due to their exposure to falling equity markets. We chose to sell our position in MLP.

Stocks that gained ground were primarily consumer-oriented, ranging from automobiles to household products to pharmaceuticals.

Porsche was our top performer, gaining 74.26% for the year. Despite a soft economy, the Porsche brand remains very healthy, evidenced by steady high demand for its vehicles. Strong sales growth of Porsche's flagship 911 sports car enabled the company to maintain healthy margins. Its new sport utility vehicle is currently being launched in Europe to favorable reviews and will launch in the U.S. in 2003.

Nissan Motor Corporation was also a strong performer. The company is benefiting from dynamic change at the hands of a new management team, led by Carlos Ghosn. Furthermore, it remains focused on "Nissan 180" - a goal to sell one million new cars, reach an 8% profit margin and have zero debt by 2004. Nissan's success in launching new products and gaining market share versus Detroit's "Big Three" automakers gives us confidence that it will continue to deliver results.

Reckitt Benckiser, a UK-based household goods manufacturer that markets products like Lysol, Woolite and Calgon, also gained impressively. Reckitt is benefiting from textbook execution of product innovation, brand marketing, cost cutting, and working capital efficiency, all of which resulted in healthy organic growth and improving margins.

As mentioned earlier, we continue to run a broad and flat portfolio. For example, the total number of stocks in the Fund has increased in the last 12 months, while the concentration of the top holdings has declined. The industry weightings reflect a mix of stable, predictable businesses as well as companies with some leverage to improving economic fundamentals and equity markets. Our focus is on companies that are executing well in this environment, regardless of their diverse end markets.

In closing, while disappointed that recent data suggests the global economic recovery remains sluggish, we remain very focused on our mandate - finding companies with strong fundamentals that are gaining profitable share and selling at reasonable valuations. We have confidence that, over time, our research will uncover these "best-of-breed" companies that will prove to be long-term winners.

We know this has been a trying time for all Janus investors and we appreciate your continued support.

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Overseas Fund 64th out of 413 international funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              96.6%                86.2%
  Foreign                                             96.6%                84.7%
Top 10 Equities/Preferred                             18.6%                24.9%
Number of Stocks                                        134                  120
Cash and Cash Equivalents                              3.4%                13.8%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Oil Companies - Integrated                             9.3%                 8.3%
Medical - Drugs                                        6.4%                 8.0%
Money Center Banks                                     4.2%                 2.8%
Automotive - Cars and Light Trucks                     3.8%                 2.0%
Electronic Components
  - Semiconductors                                     3.8%                 1.8%

Top 5 Countries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
United Kingdom                                        18.7%                13.6%
Japan                                                 12.5%                10.8%
Switzerland                                           10.5%                 6.9%
France                                                10.2%                 5.8%
Canada                                                 7.3%                 5.4%

Top 10 Equity/Preferred Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Total Fina Elf S.A.                                    2.5%                 2.8%
Grupo Televisa S.A. (ADR)                              2.0%                 1.6%
Accor S.A.                                             1.8%                 0.6%
Porsche A.G.                                           1.8%                 1.6%
Reliance Industries, Ltd.                              1.8%                 1.8%
Reckitt Benckiser PLC                                  1.8%                 2.6%
STMicroelectronics N.V.                                1.8%                 1.4%
UBS A.G.                                               1.7%                   --
EnCana Corp.                                           1.7%                   --
Diageo PLC                                             1.7%                 1.0%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                  One Year        Five Year        Since 5/2/94*
Janus Overseas Fund               (15.78)%          0.62%              7.98%
Morgan Stanley Capital
  International EAFE(R)Index      (13.21)%         (3.12)%             0.29%

Janus Overseas
Fund
$19,210

Morgan Stanley
Capital
International
EAFE(R) Index
$10,250
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($19,210) as compared to the Morgan Stanley Capital International EAFE Index ($10,250).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.1%
Advertising Sales - 0.1%
     837,797    Telefonica Publicidad e Informacion S.A.** ..     $    2,978,589

Advertising Services - 1.6%
   7,356,182    WPP Group PLC** .............................         50,330,686

Aerospace and Defense - 0.1%
     177,159    Embraer-Empresa Brasileira de Aeronautica
                  S.A. (ADR) ................................     $    2,777,853

Applications Software - 1.5%
     234,447    Infosys Technologies, Ltd. ..................         18,371,239
   6,040,953    Satyam Computer Services, Ltd. ..............         29,412,125

                                                                      47,783,364

See Notes to Schedules of Investments and Financial Statements.

52  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Audio and Video Products - 1.6%
   1,219,500    Sony Corp.** ................................     $   52,460,775

Automotive - Cars and Light Trucks - 2.0%
     316,921    BMW A.G.** ..................................         11,298,761
     293,300    Honda Motor Company, Ltd.** .................         10,510,391
     332,810    Hyundai Motor Company, Ltd.** ...............          8,453,671
   4,549,000    Nissan Motor Company, Ltd.** ................         34,942,007

                                                                      65,204,830

Beverages - Wine and Spirits - 1.7%
   4,913,082    Diageo PLC** ................................         55,162,398

Brewery - 2.8%
   1,786,000    Asahi Breweries, Ltd.** .....................         11,750,566
   2,101,671    Interbrew S.A.** ............................         47,350,377
   4,028,000    Kirin Brewery Company, Ltd.** ...............         24,923,036
     340,685    Molson, Inc. - Class A ......................          6,411,184

                                                                      90,435,163

Broadcast Services and Programming - 2.0%
   2,357,070    Grupo Televisa S.A. (ADR)*,** ...............         66,233,667

Building - Heavy Construction - 0.4%
     194,105    Technip-Coflexip S.A.** .....................         12,619,692

Cable Television - 0.7%
   2,452,015    Shaw Communications, Inc. - Class B .........         23,980,089

Cellular Telecommunications - 2.6%
  22,297,000    China Mobile, Ltd.*,** ......................         54,748,311
      15,981    NTT DoCoMo, Inc.** ..........................         29,481,846

                                                                      84,230,157

Chemicals - Diversified - 1.6%
     308,481    Akzo Nobel N.V.** ...........................          9,225,983
   3,131,440    BOC Group PLC** .............................         44,043,362

                                                                      53,269,345

Chemicals - Specialty - 1.8%
      37,914    Givaudan S.A.** .............................         15,872,518
     725,920    Syngenta A.G.** .............................         43,200,450

                                                                      59,072,968

Commercial Banks - 2.9%
   2,190,161    Anglo Irish Bank Corporation PLC** ..........         14,662,230
   1,004,968    Danske Bank A/S .............................         16,003,016
     170,298    Julius Baer Holding, Ltd.** .................         41,646,115
     363,095    Kookmin Bank** ..............................         12,098,586
      84,510    Kookmin Bank (ADR)** ........................          2,733,899
   1,154,310    Koram Bank*,** ..............................          7,351,442

                                                                      94,495,288

Computer Services - 0.6%
     253,556    Atos S.A.*,** ...............................          9,361,105
     292,144    Cap Gemini S.A.** ...........................          7,183,746
   1,511,829    Logica PLC** ................................          3,697,974

                                                                      20,242,825

Computers - 1.0%
  88,368,000    Legend Group, Ltd.** ........................         32,008,770

Cooperative Banks - 0.7%
   1,845,223    Banco Popolare di Verona e Novara Scrl** ....         22,440,087

Cosmetics and Toiletries - 1.4%
   1,920,000    Kao Corp.** .................................     $   43,883,529

Diversified Financial Services - 1.8%
     830,448    Deutsche Boerse A.G.** ......................         29,771,336
   1,427,072    Euronext N.V.** .............................         28,406,599

                                                                      58,177,935

Diversified Minerals - 1.2%
   1,308,696    Anglo American PLC** ........................         16,748,224
     856,560    Companhia Vale do Rio Doce (ADR)* ...........         22,570,356

                                                                      39,318,580

Diversified Operations - 1.5%
   8,081,144    BBA Group PLC** .............................         22,347,735
   4,530,051    Hays PLC** ..................................          6,343,118
   1,785,003    Smiths Group PLC** ..........................         20,328,496

                                                                      49,019,349

Electronic Components - 0.7%
   1,106,133    Koninklijke (Royal) Philips Electronics N.V.**        19,827,284
     255,041    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................          4,514,226

                                                                      24,341,510

Electronic Components - Semiconductors - 3.8%
     137,600    Rohm Company, Ltd.** ........................         17,331,121
     171,850    Samsung Electronics Company, Ltd.** .........         48,658,303
   2,546,500    STMicroelectronics N.V.** ...................         50,563,294
     294,778    STMicroelectronics N.V. (New York Shares)** .          5,798,283

                                                                     122,351,001

Electronic Security Devices - 1.1%
  26,638,967    Chubb PLC** .................................         36,042,071

Finance - Mortgage Loan Banker - 0.7%
   1,787,875    Housing Development Finance
                  Corporation, Ltd. .........................         23,264,544

Food - Diversified - 3.7%
     313,616    Groupe Danone** .............................         40,686,170
   2,129,000    Kikkoman Corp.** ............................         12,703,849
     121,764    Nestle S.A.** ...............................         26,106,603
   1,596,893    Orkla A.S.A. ................................         25,339,225
     251,902    Unilever N.V.** .............................         16,152,833

                                                                     120,988,680

Hotels and Motels - 2.7%
   1,671,693    Accor S.A.** ................................         59,350,309
   1,155,296    Fairmont Hotels & Resorts, Inc. .............         28,043,315

                                                                      87,393,624

Human Resources - 0.1%
     570,047    Vedior N.V.** ...............................          3,471,867

Industrial Gases - 0.3%
      70,206    L'Air Liquide S.A.** ........................          8,996,753

Instruments - Controls - 0.7%
     724,150    Mettler-Toledo International, Inc.*,** ......         21,688,293

Insurance Brokers - 1.4%
   2,568,095    Jardine Lloyd Thompson Group** ..............         26,919,226
     561,585    Willis Group Holdings, Ltd.* ................         17,184,501

                                                                      44,103,727

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Internet Security - 0.2%
     587,110    Check Point Software Technologies, Ltd.* ....     $    8,096,247

Investment Management and Advisory Services - 0.2%
     680,966    Schroders PLC** .............................          6,112,317

Machinery - Electrical - 0.6%
     450,089    Schneider Electric S.A.** ...................         20,860,348

Medical - Drugs - 6.4%
     235,600    Aventis S.A.** ..............................         14,104,214
   1,299,783    GlaxoSmithKline PLC** .......................         25,118,942
     600,256    Novartis A.G.** .............................         22,892,997
     165,461    Sanofi-Synthelabo S.A.** ....................         10,118,355
     723,018    Schering A.G.** .............................         33,187,623
      22,403    Serono S.A. - Class B** .....................         12,505,214
     480,000    Takeda Chemical Industries, Ltd.** ..........         19,943,497
     318,165    Teva Pharmaceutical Industries, Ltd. (ADR) ..         24,635,516
   1,837,000    Yamanouchi Pharmaceutical Company, Ltd.** ...         44,985,515

                                                                     207,491,873

Medical Products - 1.7%
   6,736,756    Smith & Nephew PLC** ........................         40,542,994
      23,350    Synthes-Stratec, Inc.** .....................         14,125,248

                                                                      54,668,242

Metal - Aluminum - 0.5%
     505,037    Pechiney S.A.** .............................         15,584,682

Metal Processors and Fabricators - 2.2%
   4,762,836    Assa Abloy A.B. - Class B ...................         47,045,669
     909,100    SKF A.B. - Class B ..........................         22,771,928

                                                                      69,817,597

Miscellaneous Manufacturing - 0.6%
  17,178,732    FKI PLC** ...................................         18,826,775

Money Center Banks - 4.2%
   1,903,213    Banco Bilbao Vizcaya Argentaria S.A.** ......         18,131,752
   1,347,600    HBOS PLC** ..................................         14,762,262
   3,429,594    Standard Chartered PLC** ....................         39,920,165
   1,167,069    UBS A.G.** ..................................         55,618,385
   2,086,566    UniCredito Italiano S.p.A.** ................          7,810,903

                                                                     136,243,467

Multimedia - 0.7%
   1,093,693    Corus Entertainment, Inc. - Class B* ........         15,090,432
   1,003,334    News Corporation, Ltd. ......................          5,925,155
     114,295    News Corporation, Ltd. (ADR) ................          2,655,073

                                                                      23,670,660

Oil - Field Services - 1.7%
   3,081,389    John Wood Group PLC** .......................          7,713,353
   4,736,583    Saipem S.p.A.** .............................         25,423,875
     551,465    Schlumberger, Ltd.** ........................         22,119,261

                                                                      55,256,489

Oil Companies - Exploration and Production - 0.6%
     580,383    Canadian Natural Resources, Ltd. ............         15,774,904
   3,360,500    CNOOC, Ltd.** ...............................          4,201,110

                                                                      19,976,014

Oil Companies - Integrated - 8.6%
   6,223,095    BP PLC** ....................................     $   39,917,834
   1,913,939    EnCana Corp. ................................         55,566,681
   2,351,614    Eni S.p.A.** ................................         32,301,285
   2,930,869    Husky Energy, Inc. ..........................         29,823,915
   2,217,670    Suncor Energy, Inc. .........................         32,086,150
     592,748    Total Fina Elf S.A.** .......................         81,653,449
      62,570    Yukos (ADR) .................................          8,665,945

                                                                     280,015,259

Oil Refining and Marketing - 0.5%
   2,329,000    TonenGeneral Sekiyu K.K.** ..................         14,619,688

Optical Supplies - 1.1%
     326,600    Alcon, Inc. (New York Shares)*,** ...........         13,397,132
     312,000    Hoya Corp.** ................................         21,418,688

                                                                      34,815,820

Paper and Related Products - 0.7%
   1,073,959    Stora Enso Oyj - Class R** ..................         11,167,457
     365,754    UPM - Kymmene Oyj** .........................         11,862,540

                                                                      23,029,997

Petrochemicals - 1.8%
  10,549,284    Reliance Industries, Ltd. ...................         58,203,988

Printing - Commercial - 0.6%
   1,170,000    Dai Nippon Printing Company, Ltd.** .........         11,957,282
     896,000    Toppan Printing Company, Ltd.** .............          6,662,983

                                                                      18,620,265

Public Thoroughfares - 1.1%
   1,435,406    Autoroutes du Sud de la France S.A.*,** .....         35,808,014

Publishing - Books - 1.2%
   1,624,665    Reed Elsevier N.V.** ........................         20,256,614
   1,978,929    Reed Elsevier PLC** .........................         17,477,159

                                                                      37,733,773

Publishing - Newspapers - 1.0%
   3,126,196    Pearson PLC** ...............................         33,289,736

Publishing - Periodicals - 0.7%
   1,350,232    Wolters Kluwer N.V.** .......................         23,681,230

Reinsurance - 1.0%
     115,982    Muenchener Rueckversicherungs
                  -Gesellschaft A.G.** ......................         14,931,768
     234,430    Swiss Re** ..................................         16,277,766

                                                                      31,209,534

Retail - Consumer Electronics - 0.4%
   4,808,409    Dixons Group PLC** ..........................         14,572,292

Rubber - Tires - 0.7%
     469,134    Compagnie Generale des Etablissements
                  Michelin - Class B** ......................         13,640,499
     563,404    Continental A.G.** ..........................          8,006,618

                                                                      21,647,117

Security Services - 1.4%
   3,376,638    Securitas A.B. - Class B ....................         46,989,425

Soap and Cleaning Preparations - 1.8%
   3,181,843    Reckitt Benckiser PLC** .....................         57,744,871

See Notes to Schedules of Investments and Financial Statements.

54  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 0.4%
     262,784    Nokia Oyj** .................................     $    4,463,138
     534,820    Nokia Oyj (ADR)** ...........................          8,888,708

                                                                      13,351,846

Telephone - Integrated - 1.0%
     576,626    Telecom Italia S.p.A.** .....................          4,579,793
   1,273,741    Telecom Italia S.p.A. - RNC** ...............          6,705,689
     743,355    Telefonos de Mexico S.A. (ADR)** ............         22,672,328

                                                                      33,957,810

Television - 0.8%
   7,458,214    Granada PLC** ...............................          8,576,278
   5,131,000    Television Broadcasts, Ltd.** ...............         17,664,519

                                                                      26,240,797

Tobacco - 2.0%
       7,413    Japan Tobacco, Inc.** .......................         47,622,371
   2,157,999    Korea Tobacco & Ginseng Corp. (GDR)**,+ .....         15,818,133

                                                                      63,440,504

Transportation - Railroad - 0.9%
     249,935    Canadian National Railway Co. ...............         10,565,896
     430,690    Canadian National Railway Co.
                  (New York Shares) .........................         18,377,542

                                                                      28,943,438
--------------------------------------------------------------------------------
Total Common Stock (cost $3,202,110,984) ....................      3,053,288,124
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 1.8%
     122,601    Porsche A.G.** ..............................         58,521,892

Oil Companies - Integrated - 0.7%
   1,744,845    Petroleo Brasileiro S.A. (ADR) ..............         21,042,831
--------------------------------------------------------------------------------
Total Preferred Stock (cost $62,409,967) ....................         79,564,723
--------------------------------------------------------------------------------
Repurchase Agreement - 3.4%
$109,800,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $109,805,871
                  collateralized by $169,736,508
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $2,589,699 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $109,010,449
                  and $2,985,555 (cost $109,800,000) ........        109,800,000
--------------------------------------------------------------------------------
Time Deposit - 0.8%
                ABN Amro Bank N.V.
  26,900,000      1.85%, 11/1/02 (cost $26,900,000) .........         26,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,401,220,951) - 100.8% ......      3,269,552,847
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%     (26,955,957)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,242,596,890
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Australia                                            0.3%         $    8,580,228
Belgium                                              1.4%             47,350,377
Bermuda                                              0.5%             17,184,501
Brazil                                               1.4%             46,391,040
Canada                                               7.2%            235,720,106
Denmark                                              0.5%             16,003,016
Finland                                              1.1%             36,381,844
France                                              10.1%            329,967,337
Germany                                              4.8%            155,717,998
Hong Kong                                            3.3%            108,622,710
India                                                4.0%            129,251,896
Ireland                                              0.4%             14,662,230
Israel                                               1.0%             32,731,763
Italy                                                3.0%             99,261,632
Japan                                               12.4%            405,197,145
Mexico                                               2.7%             88,905,995
Netherlands                                          4.5%            147,655,897
Norway                                               0.8%             25,339,225
Russia                                               0.3%              8,665,945
South Korea                                          2.9%             95,114,034
Spain                                                0.6%             21,110,341
Sweden                                               3.6%            116,807,023
Switzerland                                         10.4%            339,692,297
United Kingdom                                      18.6%            606,538,267
United States                                        4.2%            136,700,000
--------------------------------------------------------------------------------
Total                                              100.0%         $3,269,552,847

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/7/02           137,300,000      $  214,709,526    $ (2,521,220)
British Pound 4/15/03            66,000,000         102,168,654        (957,655)
Euro 11/7/02                    226,900,000         224,622,217      (2,620,417)
Euro 1/31/03                    139,200,000         137,246,761      (1,491,169)
Euro 2/21/03                    136,100,000         134,072,754      (1,994,857)
Euro 4/15/03                     82,700,000          81,287,955        (866,214)
Hong Kong Dollar
  2/21/03                       673,200,000          86,240,113           46,118
Japanese Yen 11/7/02          3,660,000,000          29,887,312        (118,729)
Japanese Yen 1/31/03          2,300,000,000          18,857,464          177,991
Japanese Yen 2/21/03         21,325,000,000         174,982,750      (2,290,070)
Japanese Yen 4/15/03          8,630,000,000          70,958,348        (796,070)
Mexican Peso 11/22/02           416,500,000          40,883,077          870,453
South Korean Won
  2/3/03                     16,400,000,000          13,362,666          384,191
South Korean Won
  2/25/03                    49,100,000,000          39,934,933        (857,548)
Swiss Franc 11/7/02              99,400,000          67,354,243      (1,304,473)
Swiss Franc 4/15/03             107,500,000          73,132,462        (971,514)
--------------------------------------------------------------------------------
Total                                            $1,509,701,235    $(15,311,183)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL SITUATIONS FUND                    David Decker, portfolio manager

For the 12 months ended October 31, 2002, Janus Special Situations Fund fell 21.21%, lagging the 15.10% loss by its benchmark, the S&P 500(R) Index.(1) For the same period, the Fund ranked 409th out of 469 multi-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company,(2) placing it in the fourth quartile.

There were very few positives over the past year. While the Fund performed well during the first five months of the calendar year, performance during the June-September period was, in a word, dreadful.(3)

[PHOTO]

Despite what has been a very difficult environment, I am very optimistic about the Fund. I firmly believe our process is sound and we have built a portfolio of excellent companies that will compound value for shareholders over time.

I often discuss intrinsic value, which I define as the value of a company based on its future discounted cash flows. When intrinsic value is less than the current market value, I look to buy, and when it is above, I look to sell. However, unlike current market value, intrinsic value is actually a range of values. This is because intrinsic value is a function of the many assumptions that are made about the future. Therefore, when we value companies, we use scenario analysis. In other words, we make differing assumptions in our valuation models, and then apply probabilities to those scenarios, while always trying to err on the side of caution. However, even if we apply a low probability to a scenario, there is a chance that that scenario will play out. Because of this, we try to find companies where, if we are wrong, the damage will not be overly severe.

The spread between market value and intrinsic value is also driven by the psychology of the market. Because the market is essentially the collective opinion of all participants, it can often be driven both up and down in a manner that can appear irrational from a valuation perspective. In my opinion, we saw this most evidently in September 2002, where fear of the unknown - economic outlook, war and terrorism - converged in a downward selling cycle that manifested upon itself.

In some instances, when we do not yet own a position, it provides us unique opportunities to exploit the divergence. Such was the case with Blockbuster. In early 2002, the market value of Blockbuster came under severe pressure due to concern over the possibility of a missed quarterly earnings predicated on weak rental sales during the Olympics. Because we believe that value is a function of the future cash flows a company will generate over time and not over the next quarter or two, we very aggressively purchased Blockbuster at $20 per share. We had valued the company at well over $30. The market value did rebound over the next few months and we sold most of the position above $29. Recently, concerns about video-on-demand and retail DVD sales have again caused the stock to come under severe pressure. Given our style of trying to exploit disconnects between intrinsic value and market value, it would be consistent for us to revisit this company. It is important to note that we are not traders. We invest in undervalued companies and will hold them until we believe they are fairly valued. However, if the market pushes a company's market value to fair value more quickly than we anticipate, we will not hesitate to sell a company that we no longer deem attractively valued.

That said, we are not always right, and the past six months exposed several bad decisions that I made. The first, and by far the most damaging, was El Paso, which I have discussed in the past. What first attracted me to this company was its powerful asset base. Unfortunately, two events later occurred. First, the company dramatically scaled back from the merchant energy business which proved to be more costly than I had anticipated. Second, El Paso was hit by a legal reversal by the Federal Energy Regulatory Commission's Administrative Law Judge, which potentially exposes the company to substantial legal liability. Drawing from my discussion of scenario analysis, I made two important mistakes: I incorrectly analyzed the impact of the merchant energy withdrawal and I underestimated the probability of these events occurring at all. These mistakes caused severe damage to the performance of the Fund.

Elsewhere, I discussed in my semiannual letter to you a decision to buy Tyco International for a share price in its $20s after it had suffered a severe decline in market value. I believed, and still do, that Tyco was worth, at its worst, a price in the low $20s. Buying it at that price gave me the downside protection I wanted. Unfortunately, it was short-lived. CEO Dennis Kozlowski was indicted for tax evasion and resigned. The reaction by the market was swift and severe, as investors were rightly concerned that Kozlowski's personal indiscretions may have extended to the company. However, the initial results of an independent accounting review strongly suggest otherwise. The reason I still own the position is that I believe there is real value in the company. Tyco is a conglomerate that owns some excellent businesses in fire and security, as well as medical. The company generates excellent cash flow and I believe that under new CEO Ed Breen, it will once again flourish. Unfortunately, while the stock is well off its lows of under $10 a share, at the current price of roughly $15, it has had a large negative impact on the performance of the Fund.

In conclusion, I firmly believe that we have built a portfolio of excellent companies that will grow over time. As we visit and speak with company leaders and employees, we get the sense that, while the economy is certainly not accelerating rapidly, it is recovering. Although I do not necessarily believe the market will rebound rapidly, I think that as the economy improves, the companies we own will demonstrate the ability to generate substantial cash flow. Consequently, market value and intrinsic value will converge.

Thank you for your continued support during this very difficult period.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Special Situations Fund 110th out of 185 multi-cap core funds for the 5-year period.

(3) The Janus Special Situations Fund 3-month and 6-month performance are reported as a loss of 3.98% and a loss of 28.88%, respectively. The S&P 500(R) Index performance for the same time period was a loss of 2.38% and a loss of 17.01%, respectively

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing.

Effective February 28, 2003, Janus Special Situations Fund will merge into Janus Strategic Value Fund. These funds have similar investment objectives and are both managed by David Decker. Once the two funds merge, Janus Strategic Value Fund will be renamed Janus Special Equity Fund and will, under normal circumstances, invest at least 80% of its net assets in equity securities. The surviving fund will continue to be managed by David Decker.

56  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                             100.1%               100.4%
  Foreign                                             14.6%                 9.5%
Top 10 Equities                                       50.3%                49.1%
Number of Stocks                                         34                   37
Cash, Cash Equivalents and
  Fixed-Income Securities                            (0.1)%               (0.4)%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Broadcast Services and Programming                     9.3%                 4.4%
Diversified Operations                                 6.3%                 0.7%
Computer Services                                      6.0%                 4.9%
Computers                                              5.7%                 4.0%
Petrochemicals                                         4.7%                 3.0%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          9.3%                   --
Ceridian Corp.                                         6.0%                 4.9%
Apple Computer, Inc.                                   5.7%                 4.0%
Reliance Industries, Ltd.                              4.7%                 3.0%
Arbitron, Inc.                                         4.3%                 3.6%
SK Corp.                                               4.3%                 4.1%
Westwood One, Inc.                                     4.2%                 2.1%
Lear Corp.                                             4.0%                   --
Mattel, Inc.                                           3.9%                 3.3%
Computer Associates International, Inc.                3.9%                   --

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                    One Year      Five Year      Since 12/31/96*
Janus Special Situations Fund       (21.21)%       (0.84)%            5.27%
S&P 500(R)Index                     (15.10)%        0.73%             4.60%

Janus Special
Situations Fund
$13,497

S&P 500(R) Index
$12,997
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($13,497) as compared to the S&P 500 Index ($12,997).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 100.1%
Advertising Sales - 0.8%
     149,305    Lamar Advertising Co.* ......................     $    5,067,412

Apparel Manufacturers - 2.0%
     410,260    Liz Claiborne, Inc. .........................         12,192,927

Automotive - Truck Parts and Equipment - 4.0%
     679,685    Lear Corp.* .................................         24,842,487

Broadcast Services and Programming - 9.3%
   6,894,270    Liberty Media Corp. - Class A* ..............     $   57,015,613

Casino Hotels - 3.7%
   1,251,535    Station Casinos, Inc.* ......................         22,515,115

Commercial Services - 4.3%
     772,066    Arbitron, Inc.* .............................         26,366,054

Commercial Services - Finance - 1.7%
     217,945    Moody's Corp. ...............................         10,265,209

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL SITUATIONS FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Computer Services - 6.0%
   2,690,620    Ceridian Corp.* .............................     $   37,076,744

Computers - 5.7%
   2,170,550    Apple Computer, Inc.* .......................         34,880,738

Diagnostic Kits - 1.3%
     275,000    Biosite, Inc.* ..............................          7,942,000

Diversified Operations - 6.3%
     444,880    SPX Corp.* ..................................         18,689,409
   1,358,730    Tyco International, Ltd. ....................         19,647,236

                                                                      38,336,645

Electronic Design Automation - 3.8%
   2,310,610    Cadence Design Systems, Inc.* ...............         23,406,479

Enterprise Software and Service - 3.9%
   1,602,665    Computer Associates International, Inc. .....         23,815,602

Identification Systems and Devices - 0%
         970    Brady Corp. - Class A .......................             32,000

Internet Brokers - 3.1%
   4,204,556    E*TRADE Group, Inc.* ........................         18,920,502

Medical Information Systems - 2.7%
   1,083,710    IMS Health, Inc. ............................         16,298,998

Multimedia - 3.1%
     429,190    Viacom, Inc. - Class B* .....................         19,146,166

Non-Hazardous Waste Disposal - 1.7%
   1,300,000    Allied Waste Industries, Inc.* ..............         10,595,000

Oil Companies - Exploration and Production - 1.9%
   2,278,075    Magnum Hunter Resources, Inc.*,# ............         11,845,990

Oil Refining and Marketing - 4.3%
   2,322,930    SK Corp.** ..................................         26,213,629

Petrochemicals - 4.7%
   5,208,741    Reliance Industries, Ltd. ...................         28,738,396

Pipelines - 2.6%
     534,486    Kinder Morgan Management LLC* ...............         15,890,269

Publishing - Periodicals - 1.2%
     916,900    Playboy Enterprises, Inc. - Class B* ........          7,601,101

Radio - 4.2%
     703,785    Westwood One, Inc.* .........................         25,547,396

Recreational Centers - 2.2%
   1,941,905    Bally Total Fitness Holding Corp.*,# ........         13,204,954

Retail - Toy Store - 2.2%
   1,363,490    Toys "R" Us, Inc.* ..........................         13,621,265

Retail - Video Rental - 1.4%
     360,385    Blockbuster, Inc. - Class A .................          8,638,428

Satellite Telecommunications - 2.8%
     829,975    EchoStar Communications Corp.* ..............         16,923,190

Television - 2.5%
   1,009,350    SBS Broadcasting S.A.* ......................     $   15,140,250

Tobacco - 0.6%
     368,447    Vector Group, Ltd. ..........................          3,868,694

Toys - 3.9%
   1,309,000    Mattel, Inc. ................................         24,033,240

Travel Services - 1.7%
     425,000    USA Interactive* ............................         10,748,250

Web Portals/Internet Service Providers - 0.5%
     490,195    EarthLink, Inc.* ............................          2,995,091
--------------------------------------------------------------------------------
Total Common Stock (cost $743,141,862) ......................        613,725,834
--------------------------------------------------------------------------------
Corportate Bonds - 0%
Retail - Discount - 0%
$  6,700,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(pi)
                  (cost $3,139,242) .........................             75,375
--------------------------------------------------------------------------------
Total Investments (total cost $746,281,104) - 100.1% ........        613,801,209
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%        (833,715)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  612,967,494
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              3.2%         $   19,647,236
India                                                4.6%             28,738,396
Luxembourg                                           2.5%             15,140,250
South Korea                                          4.3%             26,213,629
United States++                                     85.4%            524,061,698
--------------------------------------------------------------------------------
Total                                              100.0%         $  613,801,209

++Includes Short-Term Securities (85.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  2/3/03                     26,600,000,000      $   21,673,592    $     456,191
South Korean Won
  2/25/03                     2,500,000,000           2,033,347         (48,700)
--------------------------------------------------------------------------------
Total                                            $   23,706,939    $     407,491

See Notes to Schedules of Investments and Financial Statements.

58  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS STRATEGIC VALUE FUND                       David Decker, portfolio manager

For the 12 months ended October 31, 2002, Janus Strategic Value Fund fell 17.23%, lagging the 15.10% loss by its benchmark, the S&P 500(R) Index.(1) For this same period, the Fund ranked 356th out of the 485 multi-cap value funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

There were very few positives over the past year. While the Fund performed well during the first five months of the calendar year, performance during the June-September period was, in a word, dreadful.

[PHOTO]

Despite what has been a very difficult environment, I am very optimistic about the Fund. I firmly believe our process is sound and we have built a portfolio of excellent companies that will compound value for shareholders over time.

I often discuss intrinsic value, which I define as the value of a company based on its future discounted cash flows. When intrinsic value is less than the current market value, I look to buy, and when it is above, I look to sell. However, unlike current market value, intrinsic value is actually a range of values. This is because intrinsic value is a function of the many assumptions that are made about the future. Therefore, when we value companies, we use scenario analysis. In other words, we make differing assumptions in our valuation models, and then apply probabilities to those scenarios, while always trying to err on the side of caution. However, even if we apply a low probability to a scenario, there is a chance that that scenario will play out. Because of this, we try to find companies where, if we are wrong, the damage will not be overly severe.

The spread between market value and intrinsic value is also driven by the psychology of the market. Because the market is essentially the collective opinion of all participants, it can often be driven both up and down in a manner that can appear irrational from a valuation perspective. In my opinion, we saw this most evidently in September 2002, where fear of the unknown - economic outlook, war and terrorism - converged in a downward selling cycle that manifested upon itself. An example where psychology drove a divergence between market value and intrinsic value in the Fund was Station Casinos.

Station Casinos has been a very long-term holding of the Fund due to what I believe is a superior collection of assets that dominates the locals market in Las Vegas. The stock had appreciated 70% in the first half of the year before collapsing and losing almost the entire amount of the gain in a period of a couple of weeks. A month later, the stock began to sell at a price above where it was before it imploded. Did this company's drastic market move mean that its intrinsic value changed as dramatically during this time? The answer is, quite simply, no. The market is often driven by emotion more than logic. This is why we invest in companies based on what we believe the true intrinsic value is and then remain patient. If we are right, market value and intrinsic value will converge as the fundamental strength of the business model becomes apparent. In fact, Station Casinos fully rebounded from its near-term setback and was a positive contributor to the Fund.

Unfortunately, we are not always right, and the past six months exposed several bad decisions that I made. The first, and by far the most damaging, was El Paso, which I have discussed in the past. What first attracted me to this company was its powerful asset base. Unfortunately, two events occurred. First, the company dramatically scaled back from the merchant energy business, which proved to be more costly than I had anticipated. Second, El Paso was hit by a legal reversal by the Federal Energy Regulatory Commission's Administrative Law Judge, which potentially exposes the company to substantial legal liability. Drawing from my discussion of scenario analysis, I made two important mistakes: I incorrectly analyzed the impact of the merchant energy withdrawal and I underestimated the probability of these events occurring at all. These mistakes caused severe damage to the performance of the Fund.

Elsewhere, I discussed in my semiannual letter to you a decision to buy Tyco International for a share price in its $20s after it had suffered a severe decline in market value. I believed, and still do, that Tyco was worth, at its worst, a price in the low $20s. Buying it at that price gave me the downside protection I wanted. Unfortunately, it was short-lived. CEO Dennis Kozlowski was indicted for tax evasion and resigned. The reaction by the market was swift and severe, as investors were rightly concerned that Kozlowski's personal indiscretions may have extended to the company. However, the initial results of an independent accounting review strongly suggest otherwise. The reason I still own the position is that I believe there is real value in the company. Tyco is a conglomerate that owns some excellent businesses in fire and security, as well as medical. The company generates excellent cash flow and I believe that under new CEO Ed Breen, it will once again flourish. Unfortunately, while the stock is well off its lows of under $10 a share, at the current price of roughly $15, it has had a large negative impact on the performance of the Fund.

In conclusion, I firmly believe that we have built a portfolio of excellent companies that will grow over time. As we visit and speak with company leaders and employees, we get the sense that, while the economy is certainly not accelerating rapidly, it is recovering. Although I do not necessarily believe the market will rebound rapidly, I think that as the economy improves, the companies we own will demonstrate the ability to generate substantial cash flow. Consequently, and as we have seen already with Station Casinos, market value and intrinsic value will converge.

Thank you for your continued support during this very difficult period.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invesment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Effective February 28, 2003, Janus Special Situations Fund will merge into Janus Strategic Value Fund. These funds have similar investment objectives and are both managed by David Decker. Once the two funds merge, Janus Strategic Value Fund will be renamed Janus Special Equity Fund and will, under normal circumstances, invest at least 80% of its net assets in equity securities. The surviving fund will continue to be managed by David Decker.

                                        Janus Equity Funds  October 31, 2002  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              98.9%                98.4%
  Foreign                                             18.7%                14.1%
    European                                           1.2%                 1.0%
Top 10 Equities                                       50.9%                44.1%
Number of Stocks                                         36                   47
Cash, Cash Equivalents and
  Fixed-Income Securities                              1.1%                 1.6%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Broadcast Services and Programming                     6.4%                 2.0%
Building Products - Cement
  and Aggregate                                        5.9%                 4.8%
Finance - Mortgage Loan Banker                         5.4%                   --
Reinsurance                                            5.1%                 2.2%
Computers                                              5.0%                 3.7%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          6.4%                   --
Cemex S.A. de C.V. (ADR)                               5.9%                 4.8%
Fannie Mae                                             5.4%                   --
Berkshire Hathaway, Inc. - Class B                     5.1%                 2.2%
Apple Computer, Inc.                                   5.0%                 3.7%
Kinder Morgan Management LLC                           5.0%                 1.2%
Packaging Corporation of America                       5.0%                 3.8%
Lear Corp.                                             4.7%                 1.7%
Ceridian Corp.                                         4.7%                 3.7%
Mattel, Inc.                                           3.7%                 3.6%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                   One Year          Since 2/29/00*
Janus Strategic Value Fund         (17.23)%             (11.86)%
S&P 500(R)Index                    (15.10)%             (13.85)%

Janus Strategic
Value Fund
$7,138

S&P 500(R) Index
$6,720
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Strategic Value Fund ($7,138) as compared to the S&P 500 Index ($6,720).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.9%
Apparel Manufacturers - 2.1%
     920,045    Liz Claiborne, Inc. .........................     $   27,343,737

Automotive - Cars and Light Trucks - 3.2%
   5,391,000    Nissan Motor Company, Ltd.** ................         41,409,620

Automotive - Truck Parts and Equipment - 4.7%
   1,671,600    Lear Corp.* .................................         61,096,980

Broadcast Services and Programming - 6.4%
   9,899,750    Liberty Media Corp. - Class A* ..............     $   81,870,932

Building Products - Cement and Aggregate - 5.9%
   3,724,550    Cemex S.A. de C.V. (ADR) ....................         75,496,628

Casino Hotels - 2.3%
   1,675,820    Station Casinos, Inc.* ......................         30,148,002

Commercial Services - 0.7%
     271,160    Arbitron, Inc.* .............................          9,260,114

See Notes to Schedules of Investments and Financial Statements.

60  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS STRATEGIC VALUE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Services - Finance - 2.0%
     533,475    Moody's Corp. ...............................     $   25,126,672

Computer Services - 4.7%
   4,390,995    Ceridian Corp.* .............................         60,507,911

Computers - 5.0%
   4,049,495    Apple Computer, Inc.* .......................         65,075,385

Containers - Paper and Plastic - 5.0%
   3,734,160    Packaging Corporation of America* ...........         64,899,701

Diversified Operations - 4.9%
     801,280    SPX Corp.* ..................................         33,661,773
   1,926,570    Tyco International, Ltd. ....................         27,858,202

                                                                      61,519,975

Electronic Design Automation - 3.3%
   4,252,560    Cadence Design Systems, Inc.* ...............         43,078,433

Enterprise Software and Services - 1.9%
   1,644,800    Computer Associates International, Inc. .....         24,441,728

Finance - Consumer Loans - 1.5%
     187,670    SLM Corp. ...................................         19,281,216

Finance - Credit Card - 1.2%
     429,535    American Express Co. ........................         15,622,188

Finance - Mortgage Loan Banker - 5.4%
   1,031,860    Fannie Mae ..................................         68,990,160

Multimedia - 2.0%
     589,715    Viacom, Inc. - Class B* .....................         26,307,186

Non-Hazardous Waste Disposal - 1.2%
   1,842,420    Allied Waste Industries, Inc.* ..............         15,015,723

Oil Companies - Exploration and Production - 3.0%
     598,825    Apache Corp. ................................         32,372,480
     300,000    Ocean Energy, Inc. ..........................          5,589,000

                                                                      37,961,480

Oil Refining and Marketing - 3.5%
   3,961,180    SK Corp.** ..................................         44,700,832

Paper and Related Products - 2.0%
     612,065    Rayonier, Inc. ..............................         25,816,902

Petrochemicals - 2.7%
   6,378,859    Reliance Industries, Ltd. ...................         35,194,335

Pipelines - 5.0%
   2,183,266    Kinder Morgan Management LLC*,# .............         64,908,498

Printing - Commercial - 2.5%
   1,265,525    Valassis Communications, Inc.* ..............         32,650,545

Publishing - Newspapers - 1.2%
     325,025    New York Times Co. - Class A ................         15,734,460

Recreational Centers - 0.3%
     535,060    Bally Total Fitness Holding Corp.* ..........     $    3,638,408

Reinsurance - 5.1%
      26,569    Berkshire Hathaway, Inc. - Class B* .........         65,359,740

Retail - Toy Store - 2.0%
   2,558,745    Toys "R" Us, Inc.* ..........................         25,561,863

Retail - Video Rental - 0.4%
     224,160    Blockbuster, Inc. - Class A .................          5,373,115

Satellite Telecommunications - 1.9%
   1,182,470    EchoStar Communications Corp.* ..............         24,110,563

Television - 1.2%
   1,067,640    SBS Broadcasting S.A.* ......................         16,014,600

Tobacco - 1.0%
   1,197,736    Vector Group, Ltd. ..........................         12,576,228

Toys - 3.7%
   2,598,820    Mattel, Inc. ................................         47,714,335
--------------------------------------------------------------------------------
Total Common Stock (cost $1,437,803,134) ....................      1,273,808,195
--------------------------------------------------------------------------------
Corporate Bonds - 0.5%
Retail - Discount - 0%
$ 10,225,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(beta) ...........            115,031

Tobacco - 0.5%
  10,000,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ ..............................          5,850,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $14,761,403) ....................          5,965,031
--------------------------------------------------------------------------------
Total Investments (total cost $1,452,564,537) - 99.4% .......      1,279,773,226
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6%          7,720,664
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,287,493,890
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS STRATEGIC VALUE FUND

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.2%         $   27,858,202
India                                                2.8%             35,194,335
Japan                                                3.2%             41,409,620
Luxembourg                                           1.2%             16,014,600
Mexico                                               5.9%             75,496,628
South Korea                                          3.5%             44,700,832
United States                                       81.2%          1,039,099,009
--------------------------------------------------------------------------------
Total                                              100.0%         $1,279,773,226

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Japanese Yen 2/21/03          4,100,000,000      $   33,642,639    $   (471,118)
South Korean Won
  2/3/03                     45,500,000,000          37,073,250          780,327
South Korean Won
  2/25/03                     3,500,000,000           2,846,686         (68,180)
--------------------------------------------------------------------------------
Total                                            $   73,562,575    $     241,029

See Notes to Schedules of Investments and Financial Statements.

62  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND (closed to new investors)   Scott Schoelzel, portfolio manager

For the year ended October 31, 2002, Janus Twenty Fund lost 15.35%. This compares to the 15.10% decline posted by its benchmark, the S&P 500(R) Index, and a 21.33% loss by the technology-heavy NASDAQ Composite Index.(1) The Fund earned a top-quartile ranking for this period, placing 132nd out of 643 Large-Cap Growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Although our year-over-year performance remains poor, it has improved dramatically since the Fund's semiannual report six months ago. For example, in the second half of this fiscal year, the Fund lost 9.02% vs. a 17.01% decline by the S&P 500(R) and a 21.23% decline by the NASDAQ. While I am not satisfied with our absolute performance, I am encouraged by signs that we are beginning to turn the corner.

Issues affecting the outlook for stocks included the ever-widening accounting and integrity scandals, the escalating war on terrorism and the anticipated war in Iraq. These three issues dominated the headlines, resulting in a continued erosion of the public's confidence in the financial markets as well as in its own sense of safety and security. A very tough one-two punch, to be sure. Against this backdrop, we have continued to cautiously diversify your investments.

In my letter to you in April, I highlighted three investments: Bank of America, United Healthcare and eBay. Each of these companies subsequently put in strong six-month corporate performances, and their stocks reacted accordingly.

Bank of America has done an excellent job of managing the quality of its loan portfolio during this economic downturn. Its continued focus on integrating past acquisitions, a back-to-basics approach with its retail customers and judicious management of its expense structure has enabled it to become the fifth most profitable company in the country. It has used this profitability to continue to grow its business while, at the same time, demonstrating high regard for its shareholders by returning capital to them via an aggressive share repurchase program.

United Healthcare continues to profitably grow its enrollment in a geographically diverse collection of healthcare plans, while also managing its own networks' healthcare costs. Like Bank of America, United Healthcare has used its profitability to expand its businesses and return cash to shareholders by repurchasing its shares in the open market.

Ebay's business continues to grow at nothing less than a torrid pace. On any given day there are more than 12 million auctions taking place on eBay in over 15 broad categories. Ebay has truly become part of the lexicon and has established itself as an increasingly credible medium for individuals and companies looking to buy or sell both new and used goods and services. Autos alone have become a multibillion-dollar business, with a car being sold every six minutes via eBay. The viral nature of the service combined with its scale economics has enabled eBay to profitably expand both domestically and globally.

We initiated a couple of new investments, including Cardinal Healthcare Systems, the world's largest distributor of name-brand and generic pharmaceuticals. We like this business because it is an effective proxy for the increased consumption of pharmaceuticals by an aging population and has a history of consistent operating returns. The market's move toward generic drugs has sparked controversy among investors. Some believe the market will focus on a slight decrease in revenue growth implied by the fact that generic drugs are cheaper than their branded peers. If so, companies like Cardinal could suffer. However, others believe the market will see through weaker top-line growth to the higher margins and better gross profitability associated with generic drugs and therefore send the stock higher. While we tend toward the latter argument, we are wading in slowly and will continue to monitor this tug-of-war.

We also initiated a small position in QUALCOMM. QUALCOMM is the inventor of CDMA wireless technology, which it licenses to cell phone and infrastructure manufacturers around the world. QUALCOMM is a controversial stock, and it worked against us slightly during the period. Nonetheless, we believe that CDMA is gaining in stature and that the market for CDMA technologies in general may be larger than first thought by many investors.

Meanwhile, we sold our larger positions in Citicorp, General Electric and Merrill Lynch. Although these are fine companies, they are each embroiled in complex controversies involving outcomes that are currently impossible to predict.

No recent discussion of the Fund would be complete without an update on our investment in AOL Time Warner. Unlike General Electric, Citicorp and Merrill Lynch, the controversy surrounding AOL is generally limited to the AOL division and, to our way of thinking, is somewhat quantifiable. As I stated in the semiannual letter, we sold about one-third of our position late last year. Since that time, the shares have continued to fall, but have recently risen sharply. There has been a significant housecleaning at the AOL division. Meanwhile, the other components of its business continue to perform at near-record levels. HBO, CNN, TNT, Warner Bros. Filmed Entertainment and Time Warner Cable all continue to meet and or exceed our expectations. We believe that AOL Time Warner has one of the two best collections of media assets (Viacom has the other), but this situation remains fluid.

Finally, we purchased more stock than we sold during the period and our cash position is much smaller than it was at the time of our last report. As I did in my last letter to you, I want to emphasize that the Fund's cash position is a residual of our investment process and not a macro call on "the market," as some have speculated. Simply put, when we find companies that we believe have improving businesses, impressive financial models and unquestioned managerial integrity that are trading at compelling valuations, we will invest your money. When we are not convinced that these characteristics exist, we are content to wait patiently and continue our search.

Thank you for your continued confidence and investment in Janus Twenty Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performances of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Twenty Fund 30th out of 298 and 10th out of 89 large-cap growth funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              77.8%                77.9%
  Foreign                                              2.0%                12.2%
Top 10 Equities                                       56.6%                63.5%
Number of Stocks                                         25                   19
Cash, Cash Equivalents and
  Fixed-Income Securities                             22.2%                22.1%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                            13.2%                17.5%
Applications Software                                  8.8%                 7.4%
Super-Regional Banks                                   7.2%                 0.8%
Oil Companies - Integrated                             7.1%                 6.7%
Medical - HMO                                          6.5%                   --

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Microsoft Corp.                                        8.8%                 7.4%
Viacom, Inc. - Class B                                 7.5%                 4.2%
Exxon Mobil Corp.                                      7.1%                 5.4%
UnitedHealth Group, Inc.                               6.5%                   --
AOL Time Warner, Inc.                                  5.7%                13.3%
eBay, Inc.                                             4.9%                   --
Bank of America Corp.                                  4.8%                   --
American International Group, Inc.                     4.1%                 6.1%
Goldman Sachs Group, Inc.                              3.8%                 3.7%
SLM Corp.                                              3.4%                   --

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                             One Year    Five Year    Ten Year    Since 4/30/85*
Janus Twenty Fund            (15.35)%      1.90%       9.86%          12.90%
S&P 500(R)Index              (15.10)%      0.73%       9.88%          12.38%

Janus Twenty Fund
$83,684

S&P 500(R) Index
$77,096
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($83,684) as compared to the S&P 500 Index ($77,096).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 77.8%
Aerospace and Defense - 1.3%
   1,622,380    General Dynamics Corp. ......................     $  128,378,929

Applications Software - 8.8%
  16,633,520    Microsoft Corp.* ............................        889,394,314

Athletic Footwear - 1.9%
   4,029,065    NIKE, Inc. - Class B ........................        190,131,577

Beverages - Non-Alcoholic - 1.8%
   3,851,485    Coca-Cola Co. ...............................     $  179,017,023

Diversified Operations - 1.0%
     838,760    3M Co. ......................................        106,472,194

E-Commerce/Services - 4.9%
   7,893,975    eBay, Inc.* .................................        499,372,859

Entertainment Software - 1.7%
   2,593,625    Electronic Arts, Inc.* ......................        168,896,860

See Notes to Schedules of Investments and Financial Statements.

64  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Consumer Loans - 3.4%
   3,366,755    SLM Corp. ...................................     $  345,900,409

Finance - Investment Bankers/Brokers - 3.8%
   5,342,545    Goldman Sachs Group, Inc. ...................        382,526,222

Finance - Mortgage Loan Banker - 2.4%
   3,627,295    Fannie Mae ..................................        242,520,944

Medical - Biomedical and Genetic - 1.1%
   3,284,970    Genentech, Inc.* ............................        111,984,627

Medical - Drugs - 0.4%
     380,280    Forest Laboratories, Inc.* ..................         37,263,637

Medical - HMO - 6.5%
   7,199,680    UnitedHealth Group, Inc. ....................        654,810,896

Medical - Wholesale Drug Distributors - 1.4%
   1,016,940    AmerisourceBergen Corp. .....................         72,355,281
   1,017,390    Cardinal Health, Inc. .......................         70,413,562

                                                                     142,768,843

Medical Instruments - 0.7%
   1,586,155    Medtronic, Inc. .............................         71,059,744

Multi-Line Insurance - 4.1%
   6,563,867    American International Group, Inc. ..........        410,569,881

Multimedia - 13.2%
  39,277,299    AOL Time Warner, Inc.* ......................        579,340,160
  16,998,418    Viacom, Inc. - Class B* .....................        758,299,427

                                                                   1,337,639,587

Oil Companies - Integrated - 7.1%
  21,279,055    Exxon Mobil Corp. ...........................        716,252,991

Retail - Building Products - 2.5%
   8,810,775    Home Depot, Inc. ............................        254,455,182

Super-Regional Banks - 7.2%
   6,894,630    Bank of America Corp. .......................        481,245,174
   4,970,515    Wells Fargo & Co. ...........................        250,861,892

                                                                     732,107,066

Telecommunication Equipment - 2.0%
  12,171,775    Nokia Oyj (ADR) .............................        202,294,901

Wireless Equipment - 0.6%
   1,669,935    QUALCOMM, Inc.* .............................         57,646,156
--------------------------------------------------------------------------------
Total Common Stock (cost $8,039,905,852) ....................      7,861,464,842
--------------------------------------------------------------------------------
Corporate Bonds - 2.8%
Cable Television - 0.8%
$191,000,000    Charter Communications Holdings LLC
                  8.625%, senior notes, due 4/1/09 ..........         82,130,000

Medical - Drugs - 0.5%
  50,000,000    Eli Lilly and Co., 6.00%
                  notes, due 3/15/12 ........................         55,112,600

Retail - Major Department Stores - 0.4%
  50,000,000    Sears Roebuck Acceptance Corp., 7.00%
                  notes, due 6/1/32 .........................         41,693,200

Telephone - Integrated - 1.1%
 190,000,000    Level 3 Communications, Inc., 9.125%
                  senior notes, due 5/1/08 ..................        107,350,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $478,938,776) ...................        286,285,800
--------------------------------------------------------------------------------
U.S. Government Obligation - 0.5%
$ 46,685,000    U.S. Treasury Note, 1.875%
                  due 9/30/04 (cost $46,798,200) ............     $   46,881,731
--------------------------------------------------------------------------------
Money Market - 3.2%
                Janus Institutional Cash Reserves Fund
 325,000,000      1.84% (cost $325,000,000) .................        325,000,000
--------------------------------------------------------------------------------
Repurchase Agreement - 0%
   2,500,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $2,500,134
                  collateralized by $3,864,675
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $58,964 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $2,482,023
                  and $67,977 (cost $2,500,000) .............          2,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.3%
                Comerica, Inc.
 130,000,000      1.70%, 12/2/02 ............................        129,809,695
                Wells Fargo & Co.
 100,000,000      1.72%, 11/6/02 ............................         99,976,111
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $229,785,806)       229,785,806
--------------------------------------------------------------------------------
Time Deposits - 13.3%
                Society Generale, New York
 500,000,000      1.875%, 11/1/02 ...........................        500,000,000
                UBS Financial, Inc.
 440,000,000      1.875%, 11/1/02 ...........................        440,000,000
                Wachovia Bank N.A.
 404,600,000      1.8125%, 11/1/02 ..........................        404,600,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,344,600,000) ...................      1,344,600,000
--------------------------------------------------------------------------------
U.S. Government Agency - 0.5%
                Fannie Mae
  50,000,000      1.63%, 12/31/02 (cost $49,864,167) ........         49,872,500
--------------------------------------------------------------------------------
Total Investments (total cost $10,517,392,801) - 100.4% .....     10,146,390,679
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (39,147,618)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $10,107,243,061
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Finland                                              2.0%        $   202,294,901
United States++                                     98.0%          9,944,095,778
--------------------------------------------------------------------------------
Total                                              100.0%        $10,146,390,679

++Includes Short-Term Securities (78.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND (closed to new investors)       Will Bales, portfolio manager

For the 12 months ended October 31, 2002, Janus Venture Fund fell 14.60%, lagging the 11.57% loss by its benchmark, the Russell 2000(R) Index.(1) While negative, this performance earned the Fund a top-quartile ranking for the year ended October 31, 2002, placing it 107th out of 435 small-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

A never-ending pattern of volatility offered many market challenges throughout the year, as investors remained uncertain about when the bottom will occur. Many of the same political, economic and corporate catalysts that began in late 2001 continued to wield considerable influence in the emotion-driven environment.

Turning to individual holdings, among the detractors from performance was Euronet Worldwide, Inc., which provides ATMs and other electronic financial transaction solutions. To better focus on their core competencies, banks are increasingly outsourcing the administration and maintenance of ATM services to regional specialists like Euronet. Its stock suffered, however, when anticipated contracts with several European banks were slightly delayed. With these deals all but sealed, we believe the stock will rebound and added to the position.

Another disappointment was Insight Enterprises, a global marketer of computer hardware, software and peripherals whose brand affiliations include Compaq, Hewlett-Packard, IBM and Microsoft. Although Insight had been a solid, long-term contributor to the Fund, it recently couldn't escape the tightening clutches of the stagnating PC business cycle and the slowing economy. In our view, Insight's diversified business strategy, which includes a fast-growing direct mail and sales outsourcing unit, should be a large contributor to its balance sheet when the PC-market and the economy eventually improve.

We also missed with Retek Inc., a high-end software company that helps retailers manage their supply chain. With consumer confidence weakening, major retailers increasingly delayed capital spending decisions, such as those to purchase IT products like Retek's. Given this resulting lack of visibility for Retek's products, we chose to liquidate the position.

Meanwhile, we gained ground with Ball Corporation, which manufactures a wide range of food and beverage containers. Ball Corporation is an excellent example of how we follow a strict fund discipline, particularly in terms of our adherence to act upon carefully set price targets. Ball continues to execute well on its business plan and recently made an accretive purchase of German-based can producer Schmalbach-Lubeca. At the same time, its aerospace unit continues to execute well and recently was selected to help build high-powered mirror systems for a new NASA telescope. As the market significantly rewarded Ball's shares for these successes, our price target was met and we sold what was the Fund's largest position for a substantial gain.

We also won with media holding Radio One, which owns about 65 radio outlets in 22 larger-market states. As a group, media stocks have shown marked improvement, and Radio One has benefited. Rising demand for advertising time has begun to firm radio spot pricing, which quickly leads to increased profitability. While the demand jump could be rooted in cyclical political ad spending, we believe it is suggestive of an economic rebound.

Biosite, Inc., a life sciences company that helps physicians more efficiently diagnose diseases, also advanced. The company's deep product line includes the successful Triage BNP device - a point-of-care mechanism that quickly tests blood for cardiac deficiencies by measuring hormonal complications. In addition to solid second-quarter growth, Biosite's shares soared on news of a mutual agreement with pharmaceutical firm Xoma to drop a patent dispute and instead openly exchange key patents with the company for future product developments. With this potentially costly legal event behind it and well-laid plans to expand the Triage line, we believe Biosite has earned its place as the Fund's largest holding.

Looking ahead, there's little one can do in this environment to anticipate where the market will go. Investors have nearly reached the end of their ropes as the bear market nears the completion of a third consecutive year. While we are seeing some positive signs of economic recovery, we still have work to do.(3) As we continue to focus on turning the corner, our sights are set on finding the companies whose solid fundamentals will enable them to lead their respective industries in any environment.

Thank you for your continued investment in Janus Venture Fund.

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performances of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Venture Fund 51st out of 213 and 28th out of 45 small-cap growth funds for the 5-, and 10-year periods, respectively.

(3) The Janus Venture Fund 3-month and 6-month performance are reported as a loss of 1.22% and a loss of 27.96%, respectively. The Russell 2000(R) Index performance for the same time period was a loss of 4.45% and a loss of 26.33%, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

66  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              98.6%                97.5%
  Foreign                                             12.0%                 3.8%
    European                                           2.7%                 0.8%
Top 10 Equities                                       23.9%                26.8%
Number of Stocks                                         82                   90
Cash and Cash Equivalents                              1.4%                 2.5%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Human Resources                                        7.0%                 3.3%
Radio                                                  5.7%                 6.9%
Medical - Hospitals                                    5.6%                 6.3%
Property and Casualty Insurance                        4.5%                   --
Pharmacy Services                                      4.0%                 2.4%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Biosite, Inc.                                          3.6%                   --
Accredo Health, Inc.                                   2.7%                 2.4%
Getty Images, Inc.                                     2.7%                 1.1%
Corporate Executive Board Co.                          2.3%                 1.1%
Cross Country, Inc.                                    2.3%                 0.4%
Cumulus Media, Inc. - Class A                          2.2%                   --
Centene Corp.                                          2.1%                   --
Brown & Brown, Inc.                                    2.0%                 1.6%
School Specialty, Inc.                                 2.0%                 2.8%
IPC Holdings, Ltd.                                     2.0%                 0.3%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                             One Year    Five Year    Ten Year    Since 4/30/85*
Janus Venture Fund           (14.60)%      0.66%       6.80%          11.73%
Russell 2000(R)Index         (11.57)%     (1.70)%      8.01%           8.85%

Janus Venture
Fund
$69,722

Russell 2000(R)
Index
$44,090
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($69,722) as compared to the Russell 2000 Index ($44,090).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment in dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $393.3 million as of October 31, 2002. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.6%
Advertising Sales - 1.1%
     248,645    Lamar Advertising Co.* ......................     $    8,439,011

Advertising Services - 2.7%
     702,580    Getty Images, Inc.* .........................         20,135,943

Airlines - 1.0%
     621,816    WestJet Airlines, Ltd.*,** ..................          7,785,212

Apparel Manufacturers - 1.3%
     526,890    Gymboree Corp.* .............................     $    9,673,700

Broadcast Services and Programming - 1.1%
     930,190    Gray Television, Inc.# ......................          8,232,182

Building-Mobile Home and Manufactured Housing - 1.1%
     182,460    Winnebago Industries, Inc. ..................          8,270,912

Chemicals - Specialty - 0.6%
     502,625    Methanex Corp. ..............................          4,302,470

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Circuit Boards - 0.5%
   1,983,015    TTM Technologies, Inc.* .....................     $    3,628,917

Collectibles - 1.1%
     621,568    Racing Champions Corp.* .....................          8,080,384

Commercial Services - Finance - 0.9%
   1,437,695    Euronet Worldwide, Inc.*,# ..................          6,972,821

Computer Services - 1.6%
     653,135    Tier Technologies, Inc.- Class B* ...........         12,442,222

Computers - Voice Recognition - 1.7%
     944,968    TALX Corp.# .................................         12,662,571

Consulting Services - 3.8%
     530,350    Corporate Executive Board Co.* ..............         17,602,317
     272,515    FTI Consulting, Inc.* .......................         11,336,624

                                                                      28,938,941

Consumer Products - Miscellaneous - 0.8%
     242,785    Jarden Corp.* ...............................          5,809,845

Data Processing and Management - 1.4%
     694,655    InterCept, Inc.* ............................         10,982,496

Diagnostic Kits - 3.6%
     934,520    Biosite, Inc.*,# ............................         26,988,938

E-Commerce/Products - 0.4%
     571,775    GSI Commerce, Inc.* .........................          2,807,415

Educational Software - 1.0%
   1,814,316    SmartForce PLC (ADR)* .......................          7,275,407

Electronic Components - Semiconductors - 0.4%
   1,013,965    ChipPAC, Inc. - Class A* ....................          2,688,021

Hotels and Motels - 2.9%
     520,903    Fairmont Hotels & Resorts, Inc.** ...........         12,644,246
      95,090    Four Seasons Hotels, Inc. ...................          3,123,707
     468,290    Orient-Express Hotel, Ltd. - Class A* .......          6,134,599

                                                                      21,902,552

Human Resources - 7.0%
     987,805    AMN Healthcare Services, Inc.* ..............         14,283,660
   1,414,490    Cross Country, Inc.* ........................         17,426,517
   1,732,025    Exult, Inc.* ................................          4,936,271
     621,660    Medical Staffing Network Holdings, Inc.* ....          8,292,944
     453,885    Resources Connection, Inc.* .................          7,770,511

                                                                      52,709,903

Instruments - Controls - 1.6%
     406,880    Mettler-Toledo International, Inc.* .........         12,186,056

Insurance Brokers - 2.0%
     507,800    Brown & Brown, Inc.* ........................         15,437,120

Internet Infrastructure Software - 0.1%
     425,000    Plumtree Software, Inc*,ss. .................            928,625

Lasers - Systems and Components - 0.7%
     212,125    Cymer, Inc.* ................................          5,328,580

Machinery - Pumps - 1.2%
     795,345    Flowserve Corp.* ............................          9,321,443

Medical - Drugs - 1.8%
     262,225    Ligand Pharmaceuticals, Inc. - Class B* .....     $    1,725,441
     494,055    Priority Healthcare Corp. - Class B* ........         12,000,596

                                                                      13,726,037

Medical - Generic Drugs - 1.2%
     255,025    Eon Labs, Inc.* .............................          5,745,713
     102,820    Taro Pharmaceutical Industries, Ltd.* .......          3,572,995

                                                                       9,318,708

Medical - HMO - 2.1%
     511,675    Centene Corp.*,# ............................         15,570,270

Medical - Hospitals - 5.6%
     250,965    LifePoint Hospitals, Inc.* ..................          7,867,753
     611,291    Medcath Corp.* ..............................          6,883,137
     998,812    Province Healthcare Co.* ....................         13,034,497
     729,285    United Surgical Partners International, Inc.*         14,483,600

                                                                      42,268,987

Medical - Outpatient and Home Medical Care - 1.6%
     509,265    Apria Healthcare Group, Inc.* ...............         12,420,973

Medical Instruments - 0.8%
     737,375    MedSource Technologies, Inc.* ...............          5,692,535

Medical Labs and Testing Services - 0.3%
     150,910    LabOne, Inc.* ...............................          2,630,361

Medical Products - 0.9%
     378,465    Wright Medical Group, Inc.* .................          6,513,761

Multi-Line Insurance - 1.0%
     321,245    HCC Insurance Holdings, Inc. ................          7,880,140

Oil - Field Services - 0.6%
     493,875    Key Energy Services, Inc.* ..................          4,410,304

Oil and Gas Drilling - 0.7%
     171,785    Patterson-UTI Energy, Inc.* .................          4,968,022

Oil Field Machinery and Equipment - 0.7%
     254,545    Universal Compression Holdings, Inc.* .......          4,938,173

Pharmacy Services - 4.0%
     451,765    Accredo Health, Inc.* .......................         20,907,684
   1,289,260    MIM Corp.*,# ................................          9,231,102

                                                                      30,138,786

Property and Casualty Insurance - 4.5%
     460,925    Arch Capital Group, Ltd.* ...................         12,910,509
     853,720    PMA Capital Corp. ...........................         11,610,592
     264,967    W. R. Berkley Corp. .........................          9,843,524

                                                                      34,364,625

Publishing - Books - 0.2%
     113,410    Information Holdings, Inc.* .................          1,712,491

Radio - 5.7%
     977,025    Cumulus Media, Inc. - Class A* ..............         16,746,209
     781,800    Radio One, Inc. - Class A* ..................         13,134,240
     774,965    Radio One, Inc. - Class D* ..................         12,926,416

                                                                      42,806,865

See Notes to Schedules of Investments and Financial Statements.

68  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Recreational Vehicles - 0.9%
     103,830    Polaris Industries, Inc. ....................     $    6,540,252

Reinsurance - 2.0%
     480,155    IPC Holdings, Ltd.* .........................         14,966,431

Resorts and Theme Parks - 0.5%
     750,585    Six Flags, Inc.* ............................          3,430,173

Retail - Apparel and Shoe - 2.9%
     837,690    Aeropostale, Inc.* ..........................         10,027,149
     259,010    Bebe Stores, Inc.* ..........................          3,361,950
     440,885    Hot Topic, Inc.* ............................          8,597,258

                                                                      21,986,357

Retail - Arts and Crafts - 0.7%
     316,400    A.C. Moore Arts & Crafts, Inc.* .............          4,980,136

Retail - Bedding - 0.9%
     301,420    Linens 'N Things, Inc.* .....................          7,086,384

Retail - Computer Equipment - 0.8%
     815,055    Insight Enterprises, Inc.* ..................          6,227,020

Retail - Music Store - 1.5%
     620,475    Guitar Center, Inc.* ........................         11,602,883

Retail - Office Supplies - 2.0%
     634,752    School Specialty, Inc.*,# ...................         15,348,303

Retail - Sporting Goods - 2.3%
     483,705    Dick's Sporting Goods, Inc.* ................          7,932,762
     516,010    Gart Sports Co.* ............................          9,608,106

                                                                      17,540,868

Retail - Video Rental - 2.7%
     598,525    Hollywood Entertainment Corp.* ..............         11,767,002
     482,820    Movie Gallery, Inc.* ........................          8,782,496

                                                                      20,549,498

Security Services - 1.5%
     582,130    Kroll, Inc.* ................................         11,339,892

Semiconductor Components/Integrated Circuits - 0.6%
     298,150    Marvell Technology Group, Ltd.* .............          4,833,011

Television - 1.3%
     483,125    LIN TV Corp. - Class A* .....................          9,966,869

Therapeutics - 0.2%
      64,385    Scios, Inc.* ................................          1,858,151

Transportation - Air Freight - 0.9%
     212,300    CNF, Inc. ...................................          6,833,937

Transportation - Services - 2.9%
   1,144,380    Pacer International, Inc.* ..................         13,503,684
     367,850    UTI Worldwide, Inc. .........................          8,578,262

                                                                      22,081,946

Web Portals/Internet Service Providers - 0.7%
     195,300    Overture Services, Inc.* ....................          5,376,609
--------------------------------------------------------------------------------
Total Common Stock (cost $811,950,925) ......................        745,841,445
--------------------------------------------------------------------------------
Time Deposits - 1.6%
                ABN Amro Bank N.V.
   4,700,000      1.85%, 11/1/02 ............................     $    4,700,000
                UBS Financial, Inc.
   7,600,000      1.875%, 11/1/02 ...........................          7,600,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $12,300,000) ......................         12,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $824,250,925) - 100.2% ........        758,141,445
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2)%      (1,818,676)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  756,322,769
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              5.1%         $   38,844,551
Canada                                               3.7%             27,855,634
Israel                                               0.5%              3,572,995
Switzerland                                          1.6%             12,186,056
United Kingdom                                       1.1%              8,578,262
United States++                                     88.0%            667,103,947
--------------------------------------------------------------------------------
Total                                              100.0%         $  758,141,445

++Includes Short-Term Securities (86.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 1/31/03           8,700,000      $    5,539,927    $      67,550
--------------------------------------------------------------------------------
Total                             8,700,000      $    5,539,927    $      67,550

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND                        Helen Young Hayes, portfolio manager
                                            Laurence Chang, portfolio manager

The past 12 months comprise one of the more volatile and challenging periods in the recent history of world equity markets. Starting with the surprising rebound in stocks following the terrorist attacks in the U.S. last fall and ending with one of the market's worst quarterly losses on record, investors' emotions have been repeatedly tested. Against this backdrop, Janus Worldwide Fund declined 18.15% during the fiscal year ended October 31, 2002, while its benchmark, the Morgan Stanley Captial International World IndexSM declined 14.85%.(1) This performance earned the Fund a fourth-quartile ranking for the one-year period, placing it 244th out of 311 global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

[PHOTO]

The biggest source of frustration was the inconsistent performance of the U.S. economy, which grew at a healthy clip earlier in the year, but later became more sluggish. The shock to the equity markets caused by accounting irregularities and corporate malfeasance has caused businesses to be cautious about undertaking initiatives. Therefore, business spending remained anemic. Meanwhile, recent softness in auto and retail sales suggests that U.S. consumer spending, which has provided stability to economic growth, may be waning.

The "stop and start" U.S. economy also had an adverse effect on international equity markets, many of which are dependent on a healthy U.S. economy for exports. The London FTSE declined 17.26%, while the German DAX fell 30.85% in the period, as its economy continued to suffer from high unemployment rates and low job creation. Consequently, the European Union has been forced to lower expectations for economic growth in 2003.

Asian economies, with their dependence on technology exports, also found it difficult to sidestep the sluggish U.S. economy, as evidenced by the 16.01% decline in the Japanese Nikkei market, which recently skidded to a 19-year low. Meanwhile, equity markets in Latin America were knocked off balance by the debt default in Argentina and the election of a left-wing president in Brazil.

Finally, the ongoing tension between the U.S. and Iraq, as well as continued terrorist activity across the world, has also contributed to the cautious stance exhibited by business leaders.

Turning to the Fund, performance was negatively impacted by our decision earlier in the year to hold onto Bermuda-based conglomerate Tyco, which declined 80.59% during the period. We owned a large position in Tyco as we felt its diverse collection of businesses, ranging from ADT home security systems to Curad bandages, were just the steady, predictable, defensive business models to own in a choppy economic environment. However, the stock declined due to rumors about aggressive accounting practices. We welcomed news from Tyco that it planned to break into four separate companies to unlock shareholder value, as our analysis showed healthy upside potential based on a "sum-of-the-parts" valuation. However, following the company's abandonment of this plan, we sold the majority of our position.

Netherlands-based food retailer Ahold also was penalized by a skittish market wary of complex financial statements and acquisition-driven growth, and suffered further when its investment started to soften. Therefore, we made the decision to exit the stock until the company improves its operating metrics.

Another detractor was Petroleo Brasileiro (PetroBras), the giant Brazilian oil company. We were initially attracted to PetroBras because of the defensive nature of its operations, its valuation discount versus the peer group and efforts by new management to streamline its operations. However, the stock was hit by concerns that the recently elected leftist president could result in re-regulation of portions of the energy market and a de-emphasis on profitability for PetroBras. As a result, we cut our position.

On the positive side, stocks that moved ahead during the quarter can be characterized by improving fundamentals, market share gains and attractive valuations versus future growth prospects.

Viacom, the U.S. media conglomerate, rose 22.18% during the 12-month period and was the top contributor to the Fund's performance. Viacom is attractive because its appetite for capital is diminimous, costs are variable and free cash flow is healthy.

UK-based consumer goods company Unilever was also a strong performer. The company is disposing of weaker products and focusing on its strongest and best-known brands, which have enabled it to grow its top line and improve its operating margin.

Finally, our contrarian investment in auto manufacturers like Porsche and Nissan have paid dividends over the year. Immediately after the terrorist attacks, investor sentiment assumed that spending on big-ticket items like automobiles would evaporate, which caused these stocks to sell off. However, strong new product lineups and expanding profit margins attracted us to these companies and enabled them to show impressive results.

We continue to run a flat and broad portfolio. The total number of stocks has increased in the last year, while the concentration of the top holdings has declined. Industry weightings reflect a mix of stable, predictable businesses and companies with more leverage to improving economic fundamentals and equity markets.

Despite uncertainty about the pace of the global economic recovery, our objective has not changed - we continue to search out attractive, growing companies that are controlling costs, gaining market share, creating shareholder value, and selling at reasonable valuations. We are confident that our research can uncover "best-of-breed" companies that exhibit these critical characteristics.

In closing, we know this has been a very difficult and trying time for all Janus shareholders. We appreciate your continued support, patience and loyalty.

(1) Both returns include reinvested dividends and distributions. Net dividends reivested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Worldwide Fund 58th out of 147 and 6th out of 28 global funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing.

70  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              91.3%                88.1%
  Foreign                                             55.6%                51.6%
    European                                          33.6%                30.3%
Top 10 Equities                                       17.6%                23.5%
Number of Stocks                                        136                  130
Cash and Cash Equivalents                              8.7%                11.9%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                        9.8%                12.2%
Oil Companies - Integrated                             7.6%                 7.7%
Money Center Banks                                     4.2%                 2.8%
Multimedia                                             4.1%                 4.1%
Electronic Components
  - Semiconductors                                     3.2%                 2.3%

Top 5 Countries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
United States                                         44.7%                36.4%
United Kingdom                                        11.0%                 7.8%
Japan                                                  8.6%                 6.8%
Switzerland                                            6.3%                 4.6%
France                                                 5.3%                 3.7%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Citigroup, Inc.                                        2.7%                 2.9%
Total Fina Elf S.A.                                    2.1%                 2.0%
Philip Morris Companies, Inc.                          1.9%                   --
Microsoft Corp.                                        1.8%                 1.1%
STMicroelectronics N.V.                                1.7%                 1.7%
Pfizer, Inc.                                           1.5%                 2.4%
Samsung Electronics Company, Ltd.                      1.5%                 0.3%
EnCana Corp.                                           1.5%                 0.8%
Medtronic, Inc.                                        1.5%                 1.0%
China Mobile, Ltd.                                     1.4%                 1.2%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                One Year   Five Year   Ten Year   Since 5/15/91*
Janus Worldwide Fund            (18.15)%      0.16%       10.11%        11.04%
Morgan Stanley Capital
  International World IndexSM   (14.85)%     (1.59)%       6.50%         5.55%

Janus Worldwide
Fund
$33,208

Morgan Stanley
Capital
International
World IndexSM
$18,577
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($33,208) as compared to the Morgan Stanley Capital International World Index ($18,577).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.8%
Advertising Services - 1.0%
  19,073,259    WPP Group PLC** .............................     $  130,498,432

Aerospace and Defense - 2.1%
   1,575,980    General Dynamics Corp. ......................        124,707,297
     542,880    Lockheed Martin Corp. .......................         31,432,752
     404,210    Northrop Grumman Corp. ......................         41,686,177
   2,827,600    Raytheon Co. ................................         83,414,200

                                                                     281,240,426

Applications Software - 1.8%
   4,427,425    Microsoft Corp.* ............................     $  236,734,415

Athletic Footwear - 0.6%
   1,619,845    NIKE, Inc. - Class B ........................         76,440,486

Audio and Video Products - 1.4%
   4,378,100    Sony Corp.** ................................        188,338,271

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Automotive - Cars and Light Trucks - 2.3%
   2,669,600    Honda Motor Company, Ltd.** .................     $   95,664,983
   2,635,070    Hyundai Motor Company, Ltd.** ...............         66,933,131
  19,652,000    Nissan Motor Company, Ltd.** ................        150,951,928

                                                                     313,550,042

Beverages - Non-Alcoholic - 0.5%
   1,515,760    Coca-Cola Co. ...............................         70,452,525

Beverages - Wine and Spirits - 1.4%
  16,979,839    Diageo PLC** ................................        190,643,803

Brewery - 0.5%
   7,289,000    Asahi Breweries, Ltd.** .....................         47,956,257
   2,967,062    SABMiller PLC** .............................         20,035,405

                                                                      67,991,662

Broadcast Services and Programming - 2.7%
   4,830,792    Clear Channel Communications, Inc.* .........        178,980,844
   3,848,405    Grupo Televisa S.A. (ADR)*,**,# .............        108,140,180
   8,501,060    Liberty Media Corp. - Class A* ..............         70,303,766

                                                                     357,424,790

Cable Television - 0.3%
   1,489,255    Comcast Corp. - Special Class A* ............         34,267,758

Cellular Telecommunications - 1.9%
  79,350,050    China Mobile, Ltd.*,** ......................        194,837,027
  37,127,868    Vodafone Group PLC** ........................         59,658,117

                                                                     254,495,144

Chemicals - Diversified - 2.2%
   1,641,529    Akzo Nobel N.V.** ...........................         49,094,496
   2,448,034    BASF A.G.** .................................         90,913,006
  10,781,247    BOC Group PLC** .............................        151,637,063

                                                                     291,644,565

Chemicals - Specialty - 0.5%
     110,278    Givaudan S.A.** .............................         46,167,366
     324,040    Syngenta A.G.** .............................         19,284,045

                                                                      65,451,411

Commercial Banks - 2.1%
   1,626,495    Banco Popular Espanol S.A.** ................         69,649,134
   5,378,148    Danske Bank A/S .............................         85,641,125
   2,590,940    Kookmin Bank** ..............................         86,331,984
     348,276    Kookmin Bank (ADR)** ........................         11,266,729
   4,518,267    Westpac Banking Corporation, Ltd. ...........         35,610,066

                                                                     288,499,038

Cosmetics and Toiletries - 1.8%
   3,998,315    Estee Lauder Companies, Inc. - Class A ......        116,430,933
   5,726,000    Kao Corp.** .................................        130,873,483

                                                                     247,304,416

Data Processing and Management - 1.7%
   2,390,070    Automatic Data Processing, Inc. .............        101,649,677
   1,644,260    First Data Corp. ............................         57,450,444
   2,335,990    Fiserv, Inc.* ...............................         72,976,328

                                                                     232,076,449

Diversified Financial Services - 2.7%
  10,033,751    Citigroup, Inc. .............................     $  370,747,099

Diversified Minerals - 0.6%
   2,789,717    Anglo American PLC** ........................         35,701,801
   1,593,435    Companhia Vale do Rio Doce (ADR)* ...........         41,987,012

                                                                      77,688,813

Diversified Operations - 2.2%
   1,478,525    ARAMARK Corp. - Class B* ....................         31,196,878
   5,014,285    General Electric Co. ........................        126,610,696
   3,007,455    Honeywell International, Inc. ...............         71,998,473
   4,368,205    Tyco International, Ltd. ....................         63,164,244

                                                                     292,970,291

Electronic Components - 0.4%
   2,523,498    Koninklijke (Royal) Philips Electronics N.V.**        45,233,359
     464,334    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................          8,218,712

                                                                      53,452,071

Electronic Components - Semiconductors - 3.2%
     709,350    Samsung Electronics Company, Ltd.** .........        200,848,226
   8,865,243    STMicroelectronics N.V.** ...................        176,028,231
   2,767,199    STMicroelectronics N.V. (New York Shares)** .         54,430,804

                                                                     431,307,261

Entertainment Software - 0.4%
     847,105    Electronic Arts, Inc.* ......................         55,163,478

Fiduciary Banks - 0.6%
   3,170,420    Bank of New York Company, Inc. ..............         82,430,920

Finance - Consumer Loans - 0.7%
     938,195    SLM Corp. ...................................         96,390,154

Finance - Investment Bankers/Brokers - 0.3%
     480,855    Goldman Sachs Group, Inc. ...................         34,429,218

Finance - Mortgage Loan Banker - 1.3%
   2,650,755    Fannie Mae ..................................        177,229,479

Food - Catering - 0.5%
  15,248,104    Compass Group PLC** .........................         67,571,326

Food - Diversified - 2.4%
     694,185    Groupe Danone** .............................         90,058,317
     679,028    Nestle S.A.** ...............................        145,585,841
   1,265,554    Unilever N.V.** .............................         81,151,725

                                                                     316,795,883

Health Care Cost Containment - 1.0%
   4,495,815    McKesson Corp. ..............................        134,020,245

Hotels and Motels - 0.3%
   1,680,810    Starwood Hotels & Resorts Worldwide, Inc. ...         39,162,873

Industrial Gases - 0.2%
     242,976    L'Air Liquide S.A.** ........................         31,136,870

Insurance Brokers - 1.3%
   3,140,220    Marsh & McLennan Companies, Inc. ............        146,679,676
   1,127,325    Willis Group Holdings, Ltd.* ................         34,496,145

                                                                     181,175,821

See Notes to Schedules of Investments and Financial Statements.

72  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Internet Security - 0.2%
   1,864,220    Check Point Software Technologies, Ltd.* ....     $   25,707,594

Life and Health Insurance - 0.2%
     879,430    CIGNA Corp. .................................         31,782,600

Machinery - Electrical - 0.7%
   2,097,550    Schneider Electric S.A.** ...................         97,215,492

Medical - Biomedical and Genetic - 0.3%
   1,232,255    Genentech, Inc.* ............................         42,007,573

Medical - Drugs - 9.8%
   3,443,990    Abbott Laboratories .........................        144,199,861
     587,655    Aventis S.A.** ..............................         35,180,017
   7,697,294    GlaxoSmithKline PLC** .......................        148,753,968
   2,909,752    Novartis A.G.** .............................        110,974,223
   6,557,496    Pfizer, Inc. ................................        208,331,648
   1,783,790    Sanofi-Synthelabo S.A.** ....................        109,083,230
      54,573    Serono S.A. - Class B** .....................         30,462,306
   4,454,700    Takeda Chemical Industries, Ltd.** ..........        185,088,114
   2,407,225    Teva Pharmaceutical Industries, Ltd. (ADR) ..        186,391,432
   6,377,700    Yamanouchi Pharmaceutical Company, Ltd.** ...        156,180,794

                                                                   1,314,645,593

Medical - HMO - 0.8%
   1,187,330    UnitedHealth Group, Inc. ....................        107,987,664

Medical - Wholesale Drug Distributors - 0.6%
   1,206,975    Cardinal Health, Inc. .......................         83,534,740

Medical Instruments - 1.5%
   4,382,165    Medtronic, Inc. .............................        196,320,992

Medical Products - 0.7%
   4,266,862    Amersham PLC** ..............................         38,300,811
     958,590    Johnson & Johnson ...........................         56,317,163

                                                                      94,617,974

Metal Processors and Fabricators - 1.0%
  13,102,693    Assa Abloy A.B. - Class B ...................        129,423,932

Money Center Banks - 4.2%
   4,547,271    Barclays PLC** ..............................         31,320,469
   2,623,069    HBOS PLC** ..................................         28,734,366
   4,760,237    Royal Bank of Scotland Group PLC** ..........        110,595,823
   1,299,898    Societe Generale** ..........................         65,846,428
   7,021,035    Standard Chartered PLC** ....................         81,724,214
   4,024,191    UBS A.G.** ..................................        191,778,726
  12,967,817    UniCredito Italiano S.p.A.** ................         48,544,047

                                                                     558,544,073

Multi-Line Insurance - 1.2%
   4,151,060    Allstate Corp. ..............................        165,129,167

Multimedia - 4.1%
  12,875,210    AOL Time Warner, Inc.* ......................        189,909,347
   1,974,720    McGraw-Hill Companies, Inc. .................        127,369,440
  13,888,450    News Corporation, Ltd. ......................         82,017,769
     193,521    News Corporation, Ltd. (ADR) ................          4,495,493
   2,108,500    Viacom, Inc. - Class B* .....................         94,060,185
   3,568,505    Walt Disney Co. .............................         59,594,034

                                                                     557,446,268

Non-Hazardous Waste Disposal - 0.6%
   3,290,805    Waste Management, Inc. ......................     $   75,754,331

Oil Companies - Exploration and Production - 1.0%
   2,381,785    Anadarko Petroleum Corp. ....................        106,084,704
  22,207,500    CNOOC, Ltd.** ...............................         27,762,578

                                                                     133,847,282

Oil Companies - Integrated - 6.7%
  22,307,004    BP PLC** ....................................        143,087,528
     283,265    BP PLC (ADR)** ..............................         10,891,539
   6,450,941    EnCana Corp. ................................        187,287,777
     315,289    EnCana Corp. (New York Shares) ..............          9,174,910
  10,858,407    Eni S.p.A.** ................................        149,148,840
 379,357,200    PetroChina Company, Ltd.** ..................         71,016,080
   1,624,665    Petroleo Brasileiro S.A. (ADR) ..............         21,494,318
   2,034,427    Total Fina Elf S.A.** .......................        280,250,596
     260,535    Yukos (ADR) .................................         36,084,098

                                                                     908,435,686

Optical Supplies - 0.5%
   1,078,000    Hoya Corp.** ................................         74,004,315

Paper and Related Products - 0.9%
   5,295,118    Stora Enso Oyj - Class R** ..................         55,060,766
   1,858,891    UPM - Kymmene Oyj** .........................         60,289,618

                                                                     115,350,384

Petrochemicals - 0.7%
  16,605,542    Reliance Industries, Ltd. ...................         91,618,423

Printing - Commercial - 0.4%
   5,594,000    Dai Nippon Printing Company, Ltd.** .........         57,170,116

Publishing - Books - 0.6%
   2,567,410    Reed Elsevier N.V.** ........................         32,010,928
   6,310,631    Reed Elsevier PLC** .........................         55,733,127

                                                                      87,744,055

Publishing - Newspapers - 0.7%
   1,115,940    New York Times Co. - Class A ................         54,022,655
   4,086,765    Pearson PLC** ...............................         43,518,489

                                                                      97,541,144

Publishing - Periodicals - 1.0%
   7,370,836    Wolters Kluwer N.V.** .......................        129,274,425

Reinsurance - 0.7%
     236,712    Muenchener Rueckversicherungs
                  - Gesellschaft A.G.** .....................         30,474,805
     955,983    Swiss Re** ..................................         66,379,164

                                                                      96,853,969

Retail - Consumer Electronics - 0.4%
  17,421,458    Dixons Group PLC** ..........................         52,797,210

Retail - Discount - 0.4%
   1,594,170    Costco Wholesale Corp.* .....................         54,090,188

Retail - Diversified - 0.2%
     982,000    Ito-Yokado Company, Ltd.** ..................         30,620,843

Security Services - 1.1%
  10,720,752    Securitas A.B. - Class B ....................        149,190,401

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Soap and Cleaning Preparations - 0.4%
   3,084,505    Reckitt Benckiser PLC** .....................     $   55,978,357

Telecommunication Equipment - 0.3%
   2,519,296    Nokia Oyj** .................................         42,787,866

Telecommunication Services - 0.2%
     145,980    Sk Telecom Company, Ltd.** ..................         26,956,544

Telephone - Integrated - 1.9%
  10,558,474    BT Group PLC** ..............................         29,862,971
   6,431,346    Telecom Italia S.p.A.** .....................         51,080,313
  11,504,222    Telecom Italia S.p.A. - RNC** ...............         60,564,694
   3,709,390    Telefonos de Mexico S.A. (ADR)** ............        113,136,395

                                                                     254,644,373

Tobacco - 2.2%
       6,502    Japan Tobacco, Inc.** .......................         41,769,953
   6,236,235    Philip Morris Companies, Inc. ...............        254,126,576

                                                                     295,896,529

Travel Services - 0.7%
   3,501,875    USA Interactive* ............................         88,562,419
--------------------------------------------------------------------------------
Total Common Stock (cost $12,417,688,134) ...................     12,092,207,957
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Automotive - Cars and Light Trucks - 0.6%
     173,209    Porsche A.G.** ..............................         82,678,920

Oil Companies - Integrated - 0.9%
   9,920,795    Petroleo Brasileiro S.A. (ADR) ..............        119,644,788
--------------------------------------------------------------------------------
Total Preferred Stock (cost $270,435,479) ...................        202,323,708
--------------------------------------------------------------------------------
Repurchase Agreement - 0.1%
$ 12,100,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $12,100,647
                  collateralized by $18,705,025
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $285,386 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $12,012,991
                  and $329,009 (cost $12,100,000) ...........         12,100,000
--------------------------------------------------------------------------------
Time Deposits - 7.1%
                Rabobank, London
 450,000,000      1.875%, 11/1/02 ...........................        450,000,000
                Societe Generale, New York
 500,000,000      1.875%, 11/1/02 ...........................        500,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $950,000,000) .....................        950,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.9%
                Fannie Mae:
$ 50,000,000      1.65%, 11/27/02 ...........................     $   49,940,417
  50,000,000      1.63%, 12/31/02 ...........................         49,872,500
  30,000,000      1.64%, 1/8/03 .............................         29,916,120
                Federal Home Loan Bank System
  30,000,000      1.59%, 1/13/03 ............................         29,909,970
                Freddie Mac:
  50,000,000      1.70%, 11/5/02 ............................         49,990,833
  50,000,000      1.65%, 11/19/02 ...........................         49,958,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $259,564,508) ..........        259,588,590
--------------------------------------------------------------------------------
Total Investments (total cost $13,909,788,121) - 100.4% .....     13,516,220,255
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (51,052,557)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $13,465,167,698
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

74  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Australia                                            0.9%        $   122,123,328
Bermuda                                              0.7%             97,660,389
Brazil                                               1.3%            183,126,118
Canada                                               1.4%            196,462,687
Denmark                                              0.6%             85,641,125
Finland                                              1.2%            158,138,250
France                                               5.2%            708,770,950
Germany                                              1.5%            204,066,731
Hong Kong                                            2.2%            293,615,685
India                                                0.7%             91,618,423
Israel                                               1.6%            212,099,026
Italy                                                2.3%            309,337,894
Japan                                                8.6%          1,158,619,057
Mexico                                               1.6%            221,276,575
Netherlands                                          2.6%            344,983,645
Russia                                               0.3%             36,084,098
South Korea                                          2.9%            392,336,614
Spain                                                0.5%             69,649,134
Sweden                                               2.1%            278,614,333
Switzerland                                          6.2%            841,090,706
United Kingdom                                      11.0%          1,487,044,819
United States++                                     44.6%          6,023,860,668
--------------------------------------------------------------------------------
Total                                              100.0%        $13,516,220,255

++Includes Short-Term Securities (35.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/7/02           319,200,000      $  499,164,463    $ (4,773,895)
British Pound 4/15/03           152,000,000         235,297,507      (2,205,507)
Euro 11/7/02                    438,800,000         434,395,014      (5,231,944)
Euro 1/31/03                    334,800,000         330,102,123      (3,620,775)
Euro 2/21/03                    270,900,000         266,864,871      (4,028,266)
Euro 4/15/03                    309,800,000         304,510,382      (3,341,922)
Hong Kong Dollar
  2/21/03                     2,065,700,000         264,625,968          141,513
Japanese Yen 11/7/02         10,770,000,000          87,947,090        (369,530)
Japanese Yen 1/31/03         11,800,000,000          96,746,987          316,614
Japanese Yen 2/21/03         69,045,000,000         566,550,246      (7,603,891)
Japanese Yen 4/15/03         13,033,000,000         107,161,083      (1,203,330)
Mexican Peso 11/22/02         1,062,400,000         104,283,748        2,244,361
South Korean Won
  2/3/03                     39,100,000,000          31,858,551          823,921
South Korean Won
  2/25/03                   274,800,000,000         223,505,490      (5,397,514)
Swiss Franc 11/7/02             256,100,000         173,535,430      (2,930,666)
Swiss Franc 4/15/03             278,500,000         189,464,096      (2,633,503)
--------------------------------------------------------------------------------
Total                                            $3,916,013,049    $(39,814,334)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 Janus                       Janus         Janus
As of October 31, 2002                                             Janus          Core         Janus         Global        Global
(all numbers in thousands              Janus          Janus       Balanced       Equity      Enterprise   Life Sciences  Technology
except net asset value per share)       Fund          Fund 2        Fund          Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $15,834,693   $   226,642   $ 3,930,274   $   723,773   $ 2,010,533   $ 1,382,181   $ 1,385,883

Investments at value                 $16,340,273   $   216,712   $ 3,887,944   $   695,792   $ 1,876,379   $ 1,367,723   $ 1,255,212
  Cash                                     1,999         1,588         1,953         1,344         1,283         1,508         2,099
  Receivables:
    Investments sold                          --         4,642        34,479         9,905        11,780        38,593        14,381
    Fund shares sold                       6,783           110         5,083           702         3,699            83           401
    Dividends                              6,450            90         2,081           608           353         1,333           793
    Interest                                   4            --        27,729           173            79            --           434
  Other assets                                98             1             9             2             1            --             2
  Forward currency contracts                  --            --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                          16,355,607       223,143     3,959,278       708,526     1,893,574     1,409,240     1,273,322
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                          --            --            --            --            --            --            --
    Investments purchased                  4,361         2,452        10,421           777        33,062        14,995        20,185
    Fund shares repurchased               16,788           225         9,724           494         4,459         1,377         1,338
    Advisory fees                          8,847           118         2,144           377         1,012           784           660
    Transfer agent fees and expenses       3,086           136           836           191           463           348           409
  Accrued expenses                         1,536            86           160           139           386           461           504
  Indian tax liability                        --            --            --            --            --            --            --
  Forward currency contracts                 568            --            --            --            --         1,552           712
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                         35,186         3,017        23,285         1,978        39,382        19,517        23,808
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                           $16,320,421   $   220,126   $ 3,935,993   $   706,548   $ 1,854,192   $ 1,389,723   $ 1,249,514
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)          887,397        44,297       217,737        47,126        80,862       108,435       168,673

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $     18.39   $      4.97   $     18.08   $     14.99   $     22.93   $     12.82   $      7.41
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

76  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Janus         Janus                                                                 Janus
As of October 31, 2002                 Global        Growth        Janus         Janus         Janus         Janus        Special
(all numbers in thousands              Value       and Income     Mercury       Olympus        Orion        Overseas     Situations
except net asset value per share)       Fund          Fund          Fund          Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $   177,008   $ 5,730,051   $ 5,327,607   $ 2,140,547   $   421,839   $ 3,401,221   $   746,281

Investments at value                 $   149,775   $ 5,348,784   $ 5,153,792   $ 2,124,762   $   416,675   $ 3,269,553   $   613,801
  Cash                                       815           981         1,136         1,281         1,063         1,926            --
  Receivables:
    Investments sold                          --         6,205        40,721        22,766         9,933        45,360         2,637
    Fund shares sold                         810         6,184         3,566           800           303        15,636           808
    Dividends                                456         4,387         1,842           945           156         7,322           443
    Interest                                   1         7,854            10           110           123             7            --
  Other assets                                --            19            13             6             1             9             1
  Forward currency contracts                  --            --            --            --            --            --           407
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                             151,857     5,374,414     5,201,080     2,150,670       428,254     3,339,813       618,097
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                          --            --            --            --            --            --           629
    Investments purchased                    694        28,591       102,334        10,461         5,937        20,750         2,047
    Fund shares repurchased                1,088         5,616        55,358         1,370           200        58,086         1,650
    Advisory fees                             85         2,843         2,738         1,160           222         1,769           325
    Transfer agent fees and expenses          71         1,117         1,668           781           223           720           252
  Accrued expenses                            26           545         1,002           731           214           580           227
  Indian tax liability                        --            --         2,290            --            --            --            --
  Forward currency contracts               1,003         8,028         1,649            --            --        15,311            --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                          2,967        46,740       167,039        14,503         6,796        97,216         5,130
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                           $   148,890   $ 5,327,674   $ 5,034,041   $ 2,136,167   $   421,458   $ 3,242,597   $   612,967
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)           17,240       224,803       337,487       103,706        97,371       210,077        59,135

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $      8.64   $     23.70   $     14.92   $     20.60   $      4.33   $     15.44   $     10.37
------------------------------------------------------------------------------------------------------------------------------------

                                       Janus
As of October 31, 2002               Strategic       Janus         Janus         Janus
(all numbers in thousands              Value         Twenty       Venture       Worldwide
except net asset value per share)       Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $ 1,452,565   $10,517,393   $   824,251   $13,909,788

Investments at value                 $ 1,279,773   $10,146,391   $   758,141   $13,516,220
  Cash                                     7,346           844         2,657         2,038
  Receivables:
    Investments sold                       5,192            --         1,935        70,845
    Fund shares sold                         259         2,619            41        11,393
    Dividends                              1,069         2,266            29        20,143
    Interest                                 184        12,496             1            50
  Other assets                                 6            57            19            49
  Forward currency contracts                 241            --            68            --
------------------------------------------------------------------------------------------
Total Assets                           1,294,070    10,164,673       762,891    13,620,738
------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                          --            --            --            --
    Investments purchased                  3,308        29,992         5,674        56,982
    Fund shares repurchased                1,508        18,681           200        47,219
    Advisory fees                            703         5,419           406         7,294
    Transfer agent fees and expenses         527         1,996           139         2,651
  Accrued expenses                           530         1,342           149         1,610
  Indian tax liability                        --            --            --            --
  Forward currency contracts                  --            --            --        39,814
------------------------------------------------------------------------------------------
Total Liabilities                          6,576        57,430         6,568       155,570
------------------------------------------------------------------------------------------
Net Assets                           $ 1,287,494   $10,107,243   $   756,323   $13,465,168
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)          185,314       331,692        23,940       409,704

------------------------------------------------------------------------------------------
Net Asset Value Per Share            $      6.95   $     30.47   $     31.59   $     32.87
------------------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2002  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                                           Janus
                                                                                           Janus            Core           Janus
For the fiscal year ended October 31, 2002                 Janus           Janus          Balanced         Equity        Enterprise
(all numbers in thousands)                                  Fund           Fund 2           Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $      4,405    $        281    $    107,978    $      1,736    $      6,170
  Dividends                                                  125,693           1,243          32,639          10,760           5,647
  Foreign tax withheld                                         (726)              --           (258)            (79)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                      129,372           1,524         140,359          12,417          11,817
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                              140,732           2,078          27,805           5,209          16,365
  Transfer agent fees and expenses                            37,957           1,102           7,937           1,760           5,838
  Registration fees                                               48              35              33              24              19
  Postage and mailing expenses                                 1,198              92             176              97             345
  Custodian fees                                                 953              51             283              90             131
  Printing expenses                                            1,614             138             242              89             492
  Audit fees                                                      40              22              22              14              23
  Trustees' fees and expenses                                    124               7              29               9              23
  Other expenses                                                 807              35             182              45             113
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                               183,473           3,560          36,709           7,337          23,349
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                      (2,211)           (192)           (601)           (190)           (594)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                 181,262           3,368          36,108           7,147          22,755
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                (51,890)         (1,844)         104,251           5,270        (10,938)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions  (2,548,622)       (101,893)       (338,540)        (92,889)     (1,126,737)
  Net realized gain/(loss) from foreign
    currency transactions                                         18             177               6               1              --
  Net realized gain/(loss) from futures contracts                 --              --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (810,432)          11,126          68,144         (5,686)         531,932
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments   (3,359,036)        (90,590)       (270,390)        (98,574)       (594,805)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $(3,410,926)    $   (92,434)    $  (166,139)    $   (93,304)    $  (605,743)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Janus           Janus
                                                           Global          Global
For the fiscal year ended October 31, 2002              Life Sciences    Technology
(all numbers in thousands)                                  Fund            Fund

------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $        616    $      5,957
  Dividends                                                    8,520          10,094
  Foreign tax withheld                                         (315)           (754)
------------------------------------------------------------------------------------
Total Investment Income                                        8,821          15,297
------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                               12,530          12,390
  Transfer agent fees and expenses                             3,740           4,406
  Registration fees                                                8              17
  Postage and mailing expenses                                   212             438
  Custodian fees                                                 315             288
  Printing expenses                                              245             566
  Audit fees                                                      31              42
  Trustees' fees and expenses                                     17              14
  Other expenses                                                 100             104
------------------------------------------------------------------------------------
Total Expenses                                                17,198          18,265
------------------------------------------------------------------------------------
Expense and Fee Offsets                                        (209)           (266)
------------------------------------------------------------------------------------
Net Expenses                                                  16,989          17,999
------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                 (8,168)         (2,702)
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions    (234,990)       (829,914)
  Net realized gain/(loss) from foreign
    currency transactions                                   (16,145)         (3,054)
  Net realized gain/(loss) from futures contracts                 --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (254,581)         199,849
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments     (505,716)       (633,119)
------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $  (513,884)    $  (635,821)
------------------------------------------------------------------------------------

See Notes to Financial Statements.

78  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           Janus           Janus
                                                           Global          Growth          Janus           Janus           Janus
For the fiscal year ended October 31, 2002                 Value         and Income       Mercury         Olympus          Orion
(all numbers in thousands)                                  Fund            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $        454    $     31,741    $     11,805    $      7,020    $      1,861
  Dividends                                                    2,184          72,839          46,932          15,700           2,409
  Foreign tax withheld                                         (211)           (303)         (1,136)           (126)           (100)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        2,427         104,277          57,601          22,594           4,170
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                1,010          42,103          44,094          18,735           3,656
  Transfer agent fees and expenses                               465          13,633          16,353           6,232           1,782
  Registration fees                                               93              56              --              50              39
  Postage and mailing expenses                                    21             625           1,082             672             201
  Custodian fees                                                  89             446             398             198              78
  Printing expenses                                              123             882           1,356             912             288
  Audit fees                                                      23              28              30              22              17
  Trustees' fees and expenses                                      2              46              54              23               8
  Other expenses                                                  22             247             294             133              48
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 1,848          58,066          63,661          26,977           6,117
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (41)           (844)         (1,166)           (693)           (244)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   1,807          57,222          62,495          26,284           5,873
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                     620          47,055         (4,894)         (3,690)         (1,703)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (15,014)       (838,680)     (2,560,114)       (500,932)        (64,479)
  Net realized gain/(loss) from foreign
    currency transactions                                    (2,059)         (7,287)         (7,598)         (1,271)            (30)
  Net realized gain/(loss) from futures contracts                 --              --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations        (26,266)       (194,062)       1,014,490          94,769        (20,548)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments      (43,339)     (1,040,029)     (1,553,222)       (407,434)        (85,057)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $   (42,719)    $  (992,974)    $(1,558,116)    $  (411,124)    $   (86,760)
------------------------------------------------------------------------------------------------------------------------------------

                                                                           Janus           Janus
                                                           Janus          Special        Strategic         Janus           Janus
For the fiscal year ended October 31, 2002                Overseas       Situations        Value           Twenty         Venture
(all numbers in thousands)                                  Fund            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $      5,622    $         78    $        677    $     92,626    $        274
  Dividends                                                   71,659           5,657          18,256          84,154           1,143
  Foreign tax withheld                                       (6,948)           (422)           (624)         (1,850)             (3)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                       70,333           5,313          18,309         174,930           1,414
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                               28,898           5,751          11,755          81,444           6,453
  Transfer agent fees and expenses                             7,850           2,289           5,046          21,501           1,886
  Registration fees                                              129              63              55              20              --
  Postage and mailing expenses                                   156             156             435             561              97
  Custodian fees                                               2,814              97             191             493             100
  Printing expenses                                              216             230             627             895             158
  Audit fees                                                      55              17              28              30              19
  Trustees' fees and expenses                                     37               9              14             107              10
  Other expenses                                                 193              55              88             476              56
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                40,348           8,667          18,239         105,527           8,779
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                        (577)           (331)           (450)           (622)           (105)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                  39,771           8,336          17,789         104,905           8,674
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                  30,562         (3,023)             520          70,025         (7,260)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions    (615,282)       (122,354)       (195,933)       (135,047)        (22,966)
  Net realized gain/(loss) from foreign
    currency transactions                                   (28,200)         (3,606)         (8,815)             (2)              24
  Net realized gain/(loss) from futures contracts                 --              --              --         (2,210)              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations          27,251        (47,270)        (71,260)     (1,946,569)        (96,155)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments     (616,231)       (173,230)       (276,008)     (2,083,828)       (119,097)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $  (585,669)    $  (176,253)    $  (275,488)    $(2,013,803)   $   (126,357)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Janus
For the fiscal year ended October 31, 2002               Worldwide
(all numbers in thousands)                                  Fund

--------------------------------------------------------------------
Investment Income:
  Interest                                              $     24,276
  Dividends                                                  260,987
  Foreign tax withheld                                      (16,170)
--------------------------------------------------------------------
Total Investment Income                                      269,093
--------------------------------------------------------------------
Expenses:
  Advisory fees                                              118,119
  Transfer agent fees and expenses                            31,718
  Registration fees                                              117
  Postage and mailing expenses                                   726
  Custodian fees                                               6,186
  Printing expenses                                              790
  Audit fees                                                      46
  Trustees' fees and expenses                                    132
  Other expenses                                                 694
--------------------------------------------------------------------
Total Expenses                                               158,528
--------------------------------------------------------------------
Expense and Fee Offsets                                      (2,483)
--------------------------------------------------------------------
Net Expenses                                                 156,045
--------------------------------------------------------------------
Net Investment Income/(Loss)                                 113,048
--------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions  (3,085,394)
  Net realized gain/(loss) from foreign
    currency transactions                                   (39,107)
  Net realized gain/(loss) from futures contracts                 --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (128,006)
--------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments   (3,252,507)
--------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $(3,139,459)
--------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2002  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Janus                             Janus
For the fiscal year or period ended October 31                                   Fund                             Fund 2
(all numbers in thousands)                                                2002            2001             2002           2001(1)

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $    (51,890)    $    (55,825)    $     (1,844)    $       (545)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (2,548,604)      (6,974,186)        (101,716)        (172,328)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (810,432)     (12,624,524)           11,126         (21,056)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (3,410,926)     (19,654,535)         (92,434)        (193,929)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --               --               --               --
  Net realized gain from investment transactions*                              --      (4,625,372)               --               --
  Tax return of capital*                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --      (4,625,372)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           1,663,342        3,371,412          122,799          797,289
  Reinvested dividends and distributions                                       --        4,488,568               --               --
  Shares repurchased                                                  (5,445,431)      (6,534,384)        (180,672)        (232,927)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (3,782,089)        1,325,596         (57,873)          564,362
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (7,193,015)     (22,954,311)        (150,307)          370,433
Net Assets:
  Beginning of period                                                  23,513,436       46,467,747          370,433               --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $  16,320,421    $  23,513,436    $     220,126    $     370,433
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $  25,499,920    $  29,333,976    $     504,104    $     563,821
  Accumulated net investment income/(loss)*                                    --               45               --               --
  Accumulated net realized gain/(loss) from investments*              (9,684,511)      (7,136,029)        (274,048)        (172,332)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                         505,012        1,315,444          (9,930)         (21,056)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $  16,320,421    $  23,513,436    $     220,126    $     370,433
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              74,515          108,690           18,667           81,489
  Reinvested distributions                                                     --          128,723               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      74,515          237,413           18,667           81,489
------------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                    (250,492)        (230,139)         (28,627)         (27,232)
Net Increase/(Decrease) in Fund Shares                                  (175,977)            7,274          (9,960)           54,257
Shares Outstanding, Beginning of Period                                 1,063,374        1,056,100           54,257               --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         887,397        1,063,374           44,297           54,257
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $   5,745,802    $  16,868,264    $     532,965    $   1,580,894
  Proceeds from sales of securities                                     9,454,060       18,028,778          580,214        1,041,577
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

                                                                                Janus
                                                                               Balanced
For the fiscal year or period ended October 31                                   Fund
(all numbers in thousands)                                               2002             2001

--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     104,251    $     130,285
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (338,534)        (207,983)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                       68,144        (356,940)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (166,139)        (434,638)
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (102,836)        (135,718)
  Net realized gain from investment transactions*                              --        (216,441)
  Tax return of capital*                                                       --               --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (102,836)        (352,159)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             950,617        1,435,862
  Reinvested dividends and distributions                                  100,793          344,351
  Shares repurchased                                                  (1,256,682)      (1,356,557)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (205,272)          423,656
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (474,247)        (363,141)
Net Assets:
  Beginning of period                                                   4,410,240        4,773,381
--------------------------------------------------------------------------------------------------
  End of period                                                     $   3,935,993    $   4,410,240
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   4,507,511    $   4,712,771
  Accumulated net investment income/(loss)*                                15,173           12,913
  Accumulated net realized gain/(loss) from investments*                (544,405)        (205,014)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (42,286)        (110,430)
--------------------------------------------------------------------------------------------------
                                                                    $   3,935,993    $   4,410,240
--------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              49,830           69,406
  Reinvested distributions                                                  5,367           16,599
--------------------------------------------------------------------------------------------------
Total                                                                      55,197           86,005
--------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (66,285)         (66,245)
Net Increase/(Decrease) in Fund Shares                                   (11,088)           19,760
Shares Outstanding, Beginning of Period                                   228,825          209,065
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         217,737          228,825
--------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $   2,189,960    $   3,300,872
  Proceeds from sales of securities                                     2,231,029        2,858,566
  Purchases of long-term U.S. government obligations                    1,168,837        1,684,922
  Proceeds from sales of long-term U.S. government obligations          1,290,035        1,980,124

(1) Fiscal period from December 29, 2000 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

80  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                Janus                             Janus
                                                                             Core Equity                        Enterprise
For the fiscal year or period ended October 31                                   Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $       5,270    $       7,456    $    (10,938)    $    (26,495)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (92,888)        (108,515)      (1,126,737)      (2,903,394)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      (5,686)        (114,106)          531,932      (1,581,463)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (93,304)        (215,165)        (605,743)      (4,511,352)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (4,035)          (5,617)               --               --
  Net realized gain from investment transactions*                              --        (105,882)               --               --
  Tax return of capital*                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (4,035)        (111,499)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             362,651          347,259          666,476        2,193,574
  Reinvested dividends and distributions                                    3,872          106,992               --               --
  Shares repurchased                                                    (295,585)        (421,141)      (1,278,359)      (2,694,968)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    70,938           33,110        (611,883)        (501,394)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (26,401)        (293,554)      (1,217,626)      (5,012,746)
Net Assets:
  Beginning of period                                                     732,949        1,026,503        3,071,818        8,084,564
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     706,548    $     732,949    $   1,854,192    $   3,071,818
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     931,929    $     860,891    $   6,642,263    $   7,265,084
  Accumulated net investment income/(loss)*                                 4,545            3,186               --               --
  Accumulated net realized gain/(loss) from investments*                (201,954)        (108,842)      (4,653,917)      (3,527,180)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (27,972)         (22,286)        (134,154)        (666,086)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $     706,548    $     732,949    $   1,854,192    $   3,071,818
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              21,099           17,726           24,669           49,057
  Reinvested distributions                                                    221            5,248               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      21,320           22,974           24,669           49,057
------------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (17,864)         (21,632)         (47,327)         (63,712)
Net Increase/(Decrease) in Fund Shares                                      3,456            1,342         (22,658)         (14,655)
Shares Outstanding, Beginning of Period                                    43,670           42,328          103,520          118,175
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          47,126           43,670           80,862          103,520
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     789,868    $     899,852    $   1,404,006    $   3,946,533
  Proceeds from sales of securities                                       694,144          876,107        2,086,373        4,407,859
  Purchases of long-term U.S. government obligations                        7,465           32,825               --               --
  Proceeds from sales of long-term U.S. government obligations             13,171           25,710               --               --

                                                                             Janus Global                      Janus Global
                                                                             Life Sciences                      Technology
For the fiscal year or period ended October 31                                   Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (8,168)    $     (9,398)    $     (2,702)    $      21,943
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (251,135)        (448,036)        (832,968)      (1,824,335)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (254,581)        (546,739)          199,849      (2,363,212)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (513,884)      (1,004,173)        (635,821)      (4,165,604)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --          (3,081)               --         (42,160)
  Net realized gain from investment transactions*                              --               --               --               --
  Tax return of capital*                                                       --               --               --         (44,371)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --          (3,081)               --         (86,531)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             129,432          356,580          280,776          703,507
  Reinvested dividends and distributions                                       --            2,992               --           83,844
  Shares repurchased                                                    (640,911)      (1,204,690)        (671,132)      (1,824,017)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (511,479)        (845,118)        (390,356)      (1,036,666)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (1,025,363)      (1,852,372)      (1,026,177)      (5,288,801)
Net Assets:
  Beginning of period                                                   2,415,086        4,267,458        2,275,691        7,564,492
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $   1,389,723    $   2,415,086    $   1,249,514    $   2,275,691
------------------------------------------------------------------------------------------------------------------------------------


Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   2,556,770    $   3,076,380    $   4,252,438    $   4,644,134
  Accumulated net investment income/(loss)*                                    --               --          (2,972)          (1,267)
  Accumulated net realized gain/(loss) from investments*              (1,151,059)        (899,887)      (2,868,565)      (2,035,940)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (15,988)          238,593        (131,387)        (331,236)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $   1,389,723    $   2,415,086    $   1,249,514    $   2,275,691
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               8,508           19,062           27,696           40,335
  Reinvested distributions                                                     --              148               --            3,767
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       8,508           19,210           27,696           44,102
------------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (42,472)         (67,232)         (69,184)        (109,580)
Net Increase/(Decrease) in Fund Shares                                   (33,964)         (48,022)         (41,488)         (65,478)
Shares Outstanding, Beginning of Period                                   142,399          190,421          210,161          275,639
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         108,435          142,399          168,673          210,161
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $   1,389,827    $   2,406,721    $   1,095,348    $   2,163,912
  Proceeds from sales of securities                                     1,933,538        3,069,083        1,201,259        3,270,692
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

                                                                                Janus
                                                                             Global Value
For the fiscal year or period ended October 31                                   Fund
(all numbers in thousands)                                               2002           2001(2)

--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $         620    $         120
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (17,073)               29
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     (26,266)          (1,962)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (42,719)          (1,813)
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (123)               --
  Net realized gain from investment transactions*                            (97)               --
  Tax return of capital*                                                       --               --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (220)               --
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             547,787           88,987
  Reinvested dividends and distributions                                      215               --
  Shares repurchased                                                    (419,598)         (23,749)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   128,404           65,238
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      85,465           63,425
Net Assets:
  Beginning of period                                                      63,425               --
--------------------------------------------------------------------------------------------------
  End of period                                                     $     148,890    $      63,425
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     193,642    $      65,238
  Accumulated net investment income/(loss)*                                   641              123
  Accumulated net realized gain/(loss) from investments*                 (17,165)               26
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (28,228)          (1,962)
--------------------------------------------------------------------------------------------------
                                                                    $     148,890    $      63,425
--------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              51,756            9,010
  Reinvested distributions                                                     21               --
--------------------------------------------------------------------------------------------------
Total                                                                      51,777            9,010
--------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (41,086)          (2,461)
Net Increase/(Decrease) in Fund Shares                                     10,691            6,549
Shares Outstanding, Beginning of Period                                     6,549               --
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          17,240            6,549
--------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     227,829    $      56,876
  Proceeds from sales of securities                                       108,283               --
  Purchases of long-term U.S. government obligations                           --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --

(2) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                Janus                             Janus
                                                                          Growth and Income                      Mercury
For the fiscal year ended October 31                                             Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      47,055    $      74,581    $     (4,894)    $      17,987
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (845,967)        (217,461)      (2,567,712)      (4,190,555)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                    (194,062)      (2,438,313)        1,014,490      (3,177,828)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (992,974)      (2,581,193)      (1,558,116)      (7,350,396)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (49,459)         (80,987)         (17,961)         (10,751)
  Net realized gain from investment transactions*                              --        (366,055)               --      (1,759,634)
  Tax return of capital                                                        --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (49,459)        (447,042)         (17,961)      (1,770,385)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           1,563,948        1,834,291        1,843,292        2,624,338
  Reinvested dividends and distributions                                   47,770          433,991           16,761        1,639,530
  Shares repurchased                                                  (1,816,892)      (1,970,601)      (3,160,417)      (3,580,540)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (205,174)          297,681      (1,300,364)          683,328
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (1,247,607)      (2,730,554)      (2,876,441)      (8,437,453)
Net Assets:
  Beginning of period                                                   6,575,281        9,305,835        7,910,482       16,347,935
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $   5,327,674    $   6,575,281    $   5,034,041    $   7,910,482
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   6,800,667    $   7,004,691    $  12,084,495    $  13,390,082
  Accumulated net investment income/(loss)*                                 8,082           11,588               --           17,973
  Accumulated net realized gain/(loss) from investments*              (1,091,827)        (245,812)      (6,872,669)      (4,305,299)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                              (389,248)        (195,186)        (177,785)      (1,192,274)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $   5,327,674    $   6,575,281    $   5,034,041    $   7,910,482
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              56,191           55,639          109,513           97,016
  Reinvested distributions                                                  1,784           12,340              823           51,917
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      57,975           67,979          110,336          148,933
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (68,056)         (60,742)        (186,075)        (138,465)
Net Increase/(Decrease) in Fund Shares                                   (10,081)            7,237         (75,739)           10,468
  Shares Outstanding, Beginning of Period                                 234,884          227,647          413,224          402,756
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         224,803          234,884          337,485          413,224
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $   2,716,175    $   3,969,456    $   5,940,713    $   8,899,237
  Proceeds from sales of securities                                     2,857,552        3,915,859        6,818,658        8,266,257
  Purchases of long-term U.S. government obligations                      201,003          193,577               --               --
  Proceeds from sales of long-term U.S. government obligations            204,720          196,886               --               --

                                                                                Janus
                                                                               Olympus
For the fiscal year ended October 31                                             Fund
(all numbers in thousands)                                               2002             2001

--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (3,690)    $      16,022
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (502,203)      (1,536,613)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                       94,769      (2,129,633)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (411,124)      (3,650,224)
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (13,411)         (34,686)
  Net realized gain from investment transactions*                              --         (57,716)
  Tax return of capital                                                        --               --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (13,411)         (92,402)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             288,196          704,758
  Reinvested dividends and distributions                                   13,092           89,940
  Shares repurchased                                                    (814,903)      (1,673,539)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (513,615)        (878,841)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (938,150)      (4,621,467)
Net Assets:
  Beginning of period                                                   3,074,317        7,695,784
--------------------------------------------------------------------------------------------------
  End of period                                                     $   2,136,167    $   3,074,317
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   4,215,993    $   4,733,294
  Accumulated net investment income/(loss)*                                    --           13,411
  Accumulated net realized gain/(loss) from investments*              (2,064,041)      (1,561,834)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                               (15,785)        (110,554)
--------------------------------------------------------------------------------------------------
                                                                    $   2,136,167    $   3,074,317
--------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              11,519           20,030
  Reinvested distributions                                                    483            2,081
--------------------------------------------------------------------------------------------------
Total                                                                      12,002           22,111
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (33,339)         (49,471)
Net Increase/(Decrease) in Fund Shares                                   (21,337)         (27,360)
  Shares Outstanding, Beginning of Period                                 125,043          152,403
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         103,706          125,043
--------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $   2,452,513    $   5,049,452
  Proceeds from sales of securities                                     3,099,277        5,106,471
  Purchases of long-term U.S. government obligations                           --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

82  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                Janus                             Janus
                                                                                Orion                            Overseas
For the fiscal year ended October 31                                             Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (1,703)    $       (494)    $      30,562    $      53,233
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (64,509)        (627,022)        (643,482)        (959,793)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                     (20,548)          164,704           27,251      (2,335,413)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (86,760)        (462,812)        (585,669)      (3,241,973)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --          (2,740)         (26,693)         (53,439)
  Net realized gain from investment transactions*                              --               --               --        (998,947)
  Tax return of capital                                                        --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --          (2,740)         (26,693)      (1,052,386)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             207,620          326,303        4,445,938        3,946,820
  Reinvested dividends and distributions                                       --            2,669           25,428        1,005,590
  Shares repurchased                                                    (301,705)        (388,745)      (5,605,044)      (5,049,722)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (94,085)         (59,773)      (1,133,678)         (97,312)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (180,845)        (525,325)      (1,746,040)      (4,391,671)
Net Assets:
  Beginning of period                                                     602,303        1,127,628        4,988,637        9,380,308
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     421,458    $     602,303    $   3,242,597    $   4,988,637
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   1,136,006    $   1,231,821    $   5,028,307    $   6,161,894
  Accumulated net investment income/(loss)*                                    --                3           28,518           24,903
  Accumulated net realized gain/(loss) from investments*                (709,384)        (644,905)      (1,667,485)      (1,024,166)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                                (5,164)           15,384        (146,743)        (173,994)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $     421,458    $     602,303    $   3,242,597    $   4,988,637
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              39,222           49,464          249,524          166,468
  Reinvested distributions                                                     --              369            1,309           36,916
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      39,222           49,833          250,833          203,384
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (57,511)         (62,198)        (311,336)        (213,306)
Net Increase/(Decrease) in Fund Shares                                   (18,289)         (12,365)         (60,503)          (9,922)
  Shares Outstanding, Beginning of Period                                 115,660          128,025          270,580          280,502
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          97,371          115,660          210,077          270,580
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $     774,991    $   1,325,728    $   2,595,748    $   3,898,770
  Proceeds from sales of securities                                       861,514        1,442,333        3,181,660        4,368,849
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

                                                                                Janus                             Janus
                                                                          Special Situations                  Strategic Value
For the fiscal year ended October 31                                             Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (3,023)    $     (1,987)    $         520    $       7,736
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (125,960)        (253,972)        (204,748)        (381,570)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                     (47,270)        (300,787)         (71,260)        (314,346)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (176,253)        (556,746)        (275,488)        (688,180)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --               --          (5,454)          (4,735)
  Net realized gain from investment transactions*                              --        (101,051)               --         (63,224)
  Tax return of capital                                                     (706)               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (706)        (101,051)          (5,454)         (67,959)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             264,362          329,281          277,734          636,568
  Reinvested dividends and distributions                                      688           98,300            5,315           66,182
  Shares repurchased                                                    (414,044)        (531,178)        (669,280)      (1,118,892)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (148,994)        (103,597)        (386,231)        (416,142)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (325,953)        (761,394)        (667,173)      (1,172,281)
Net Assets:
  Beginning of period                                                     938,920        1,700,314        1,954,667        3,126,948
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     612,967    $     938,920    $   1,287,494    $   1,954,667
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   1,132,301    $   1,284,992    $   2,054,941    $   2,441,172
  Accumulated net investment income/(loss)*                                 (238)            (238)              231            5,090
  Accumulated net realized gain/(loss) from investments*                (387,023)        (261,031)        (595,129)        (390,306)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                              (132,073)         (84,803)        (172,549)        (101,289)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $     612,967    $     938,920    $   1,287,494    $   1,954,667
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              19,728           18,775           31,621           61,255
  Reinvested distributions                                                     48            5,557              598            6,501
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      19,776           24,332           32,219           67,756
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (31,962)         (31,719)         (78,988)        (112,590)
Net Increase/(Decrease) in Fund Shares                                   (12,186)          (7,387)         (46,769)         (44,834)
  Shares Outstanding, Beginning of Period                                  71,321           78,708          232,083          276,917
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          59,135           71,321          185,314          232,083
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $     645,253    $   1,478,623    $   1,081,676    $   2,024,781
  Proceeds from sales of securities                                       804,308        1,679,974        1,472,074        2,515,878
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

                                                                                Janus
                                                                                Twenty
For the fiscal year ended October 31                                             Fund
(all numbers in thousands)                                               2002             2001

--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      70,025    $     128,351
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (137,259)      (4,007,491)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                  (1,946,569)     (10,470,952)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (2,013,803)     (14,350,092)
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (131,262)               --
  Net realized gain from investment transactions*                              --        (760,204)
  Tax return of capital                                                        --               --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (131,262)        (760,204)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             970,322        2,567,807
  Reinvested dividends and distributions                                  128,042          742,316
  Shares repurchased                                                  (3,224,509)      (4,829,640)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (2,126,145)      (1,519,517)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (4,271,210)     (16,629,813)
Net Assets:
  Beginning of period                                                  14,378,453       31,008,266
--------------------------------------------------------------------------------------------------
  End of period                                                     $  10,107,243    $  14,378,453
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $  14,558,266    $  16,682,411
  Accumulated net investment income/(loss)*                                65,082          128,320
  Accumulated net realized gain/(loss) from investments*              (4,145,103)      (4,007,845)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                              (371,002)        1,575,567
--------------------------------------------------------------------------------------------------
                                                                    $  10,107,243    $  14,378,453
--------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              28,005           53,023
  Reinvested distributions                                                  3,353           12,270
--------------------------------------------------------------------------------------------------
Total                                                                      31,358           65,293
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (95,696)        (105,548)
Net Increase/(Decrease) in Fund Shares                                   (64,338)         (40,255)
  Shares Outstanding, Beginning of Period                                 396,030          436,285
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         331,692          396,030
--------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $   4,927,132    $   8,206,403
  Proceeds from sales of securities                                     6,166,157       11,022,989
  Purchases of long-term U.S. government obligations                       67,090               --
  Proceeds from sales of long-term U.S. government obligations             20,623               --

Janus Equity Funds  October 31, 2002  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                Janus                             Janus
                                                                               Venture                          Worldwide
For the fiscal year ended October 31                                             Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (7,260)    $     (4,689)    $     113,048    $     147,975
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (22,942)        (254,656)      (3,124,501)      (3,999,127)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                     (96,155)        (493,334)        (128,006)      (9,146,957)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (126,357)        (752,679)      (3,139,459)     (12,998,109)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --               --          (6,067)        (216,419)
  Net realized gain from investment transactions*                              --        (377,370)               --      (3,433,186)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --        (377,370)          (6,067)      (3,649,605)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              38,437           72,253        3,593,405        4,400,917
  Reinvested dividends and distributions                                       --          354,857            5,915        3,556,158
  Shares repurchased                                                    (165,035)        (210,432)      (7,320,009)      (8,753,221)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (126,598)          216,678      (3,720,689)        (796,146)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (252,955)        (913,371)      (6,866,215)     (17,443,860)
Net Assets:
  Beginning of period                                                   1,009,278        1,922,649       20,331,383       37,775,243
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     756,323    $   1,009,278    $  13,465,168    $  20,331,383
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   1,102,968    $   1,236,824    $  21,137,813    $  24,858,301
  Accumulated net investment income/(loss)*                                    --                1          111,650            6,314
  Accumulated net realized gain/(loss) from investments*                (280,603)        (257,660)      (7,351,251)      (4,228,194)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    (66,042)           30,113        (433,044)        (305,038)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $     756,323    $   1,009,278    $  13,465,168    $  20,331,383
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 964            1,505           93,344           85,230
  Reinvested distributions                                                     --            6,959              140           60,334
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         964            8,464           93,484          145,564
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (4,310)          (4,515)        (189,860)        (173,452)
Net Increase/(Decrease) in Fund Shares                                    (3,346)            3,949         (96,376)         (27,888)
  Shares Outstanding, Beginning of Period                                  27,286           23,337          506,080          533,968
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          23,940           27,286          409,704          506,080
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $     931,401    $     871,695    $  12,259,366    $  19,655,930
  Proceeds from sales of securities                                     1,050,472          924,919       14,678,530       23,685,720
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

84  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the                                                     Janus Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      22.11     $      44.00     $      42.78     $      27.97     $      29.36
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --               --               --            (.02)
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.72)          (17.50)             6.44            15.63             3.70
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.72)          (17.50)             6.44            15.63             3.68
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --            (.23)
  Distributions (from capital gains)*                         --           (4.39)           (5.22)            (.82)           (4.84)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --           (4.39)           (5.22)            (.82)           (5.07)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      18.39     $      22.11     $      44.00     $      42.78     $      27.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (16.82)%         (43.42)%           15.60%           56.75%           15.12%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 16,320,421     $ 23,513,436     $ 46,467,747     $ 35,834,730     $ 20,721,262
Average Net Assets for the Period (in thousands)    $ 21,651,285     $ 34,254,548     $ 45,103,049     $ 28,993,305     $ 20,777,322
Ratio of Gross Expenses to Average Net Assets(1)           0.85%            0.84%            0.85%            0.85%            0.87%
Ratio of Net Expenses to Average Net Assets(1)             0.84%            0.83%            0.84%            0.84%            0.86%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.24)%          (0.16)%          (0.19)%          (0.14)%               --
Portfolio Turnover Rate                                      27%              51%              65%              63%              70%

For a share outstanding during the                          Janus Fund 2
fiscal year or period ended October 31                  2002            2001(2)

---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $       6.83     $      10.00
---------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.86)           (3.17)
---------------------------------------------------------------------------------
Total from Investment Operations                          (1.86)           (3.17)
---------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --
  Distributions (from capital gains)*                         --               --
---------------------------------------------------------------------------------
Total Distributions                                           --               --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       4.97     $       6.83
---------------------------------------------------------------------------------
Total Return**                                          (27.23)%         (31.70)%
---------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    220,126     $    370,433
Average Net Assets for the Period (in thousands)    $    319,701     $    464,753
Ratio of Gross Expenses to Average Net Assets***(1)        1.11%            1.06%
Ratio of Net Expenses to Average Net Assets***(1)          1.05%            1.00%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.58)%          (0.14)%
Portfolio Turnover Rate***                                  177%             276%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from December 29, 2000 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                                Janus Balanced Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      19.27     $      22.83     $      21.79     $      17.22     $      16.73
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .47              .56              .61              .42              .33
  Net gain/(loss) on securities
    (both realized and unrealized)                        (1.20)           (2.48)             1.33             4.69             2.00
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (.73)           (1.92)             1.94             5.11             2.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.46)            (.61)            (.58)            (.43)            (.35)
  Distributions (from capital gains)*                         --           (1.03)            (.32)            (.11)           (1.49)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.46)           (1.64)            (.90)            (.54)           (1.84)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      18.08     $      19.27     $      22.83     $      21.79     $      17.22
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                             (3.85)%          (8.83)%            8.93%           29.89%           15.48%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  3,935,993     $  4,410,240     $  4,773,381     $  2,929,769     $    830,049
Average Net Assets for the Period (in thousands)    $  4,278,174     $  4,663,032     $  4,072,183     $  1,953,809     $    536,524
Ratio of Gross Expenses to Average Net Assets(1)           0.86%            0.85%            0.87%            0.92%            1.03%
Ratio of Net Expenses to Average Net Assets(1)             0.84%            0.83%            0.85%            0.91%            1.01%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             2.44%            2.79%            2.92%            2.37%            2.34%
Portfolio Turnover Rate                                      88%             117%              87%              64%              73%

For a share outstanding during the                                               Janus Core Equity Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      16.78     $      24.25     $      22.57     $      15.59     $      13.98
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .11              .17              .15              .14              .05
  Net gain/(loss) on securities
    (both realized and unrealized)                        (1.81)           (4.98)             2.25             7.17             2.47
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.70)           (4.81)             2.40             7.31             2.52
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.09)            (.13)            (.14)            (.15)            (.03)
  Distributions (from capital gains)*                         --           (2.53)            (.58)            (.18)            (.88)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.09)           (2.66)            (.72)            (.33)            (.91)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      14.99     $      16.78     $      24.25     $      22.57     $      15.59
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (10.26)%         (21.70)%           10.65%           47.22%           19.21%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    706,548     $    732,949     $  1,026,503     $    781,319     $    200,782
Average Net Assets for the Period (in thousands)    $    801,601     $    875,515     $  1,019,261     $    571,009     $    133,613
Ratio of Gross Expenses to Average Net Assets(1)           0.92%            0.95%            0.95%            1.02%            1.21%
Ratio of Net Expenses to Average Net Assets(1)             0.89%            0.93%            0.93%            1.01%            1.18%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.66%            0.85%            0.65%            0.81%            0.41%
Portfolio Turnover Rate                                      98%             115%             116%              81%             101%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

86  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                               Janus Enterprise Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      29.67     $      68.41     $      58.64     $      32.33     $      30.86
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --               --               --               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (6.74)          (38.74)            13.10            30.61             3.43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (6.74)          (38.74)            13.10            30.61             3.43
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --               --
  Distributions (from capital gains)*                         --               --           (3.33)           (4.30)           (1.96)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --               --           (3.33)           (4.30)           (1.96)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      22.93     $      29.67     $      68.41     $      58.64     $      32.33
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (22.72)%         (56.63)%           22.29%          104.09%           11.79%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  1,854,192     $  3,071,818     $  8,084,564     $  2,329,698     $    558,999
Average Net Assets for the Period (in thousands)    $  2,518,273     $  4,858,360     $  7,265,824     $  1,126,839     $    551,467
Ratio of Gross Expenses to Average Net Asset*(1)           0.93%            0.92%            0.90%            0.98%            1.08%
Ratio of Net Expenses to Average Net Assets(1)             0.90%            0.90%            0.88%            0.95%            1.06%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.43)%          (0.55)%          (0.65)%          (0.67)%          (0.67)%
Portfolio Turnover Rate                                      64%              85%              80%              98%             134%

For a share outstanding during the                                  Janus Global Life Sciences Fund
fiscal year or period ended October 31                  2002             2001             2000            1999(2)

-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      16.96     $      22.41     $      11.97     $      10.00
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --              .02               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (4.14)           (5.43)            10.42             1.97
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.14)           (5.43)            10.44             1.97
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --            (.02)               --               --
  Distributions (from capital gains)*                         --               --               --               --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --            (.02)               --               --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      12.82     $      16.96     $      22.41     $      11.97
-------------------------------------------------------------------------------------------------------------------
Total Return**                                          (24.35)%         (24.26)%           87.22%           19.70%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  1,389,723     $  2,415,086     $  4,267,458     $    344,436
Average Net Assets for the Period (in thousands)    $  1,927,734     $  2,957,777     $  2,987,158     $    227,552
Ratio of Gross Expenses to Average Net Assets***(1)        0.89%            0.93%            0.97%            1.21%
Ratio of Net Expenses to Average Net Assets***(1)          0.88%            0.91%            0.94%            1.19%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.42)%          (0.32)%            0.14%          (0.41)%
Portfolio Turnover Rate***                                   73%              84%             147%             235%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from December 31, 1998 (inception) to October 31, 1999. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                   Janus Global Technology Fund
fiscal year or period ended October 31                  2002             2001             2000            1999(2)

-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      10.83     $      27.44     $      20.95     $      10.00
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             (.01)              .36            (.02)               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.41)          (16.64)             6.71            10.95
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.42)          (16.28)             6.69            10.95
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --            (.16)            (.02)               --
  Distributions (from capital gains)*                         --               --            (.18)               --
  Tax return of capital*                                      --            (.17)               --               --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --            (.33)            (.20)               --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       7.41     $      10.83     $      27.44     $      20.95
-------------------------------------------------------------------------------------------------------------------
Total Return**                                          (31.67)%         (59.95)%           31.99%          109.40%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  1,249,514     $  2,275,691     $  7,564,492     $  3,334,514
Average Net Assets for the Period (in thousands)    $  1,906,518     $  4,009,850     $  8,883,777     $  1,265,552
Ratio of Gross Expenses to Average Net Assets***(1)        0.96%            0.92%            0.91%            1.04%
Ratio of Net Expenses to Average Net Assets***(1)          0.94%            0.90%            0.90%            1.02%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.14)%            0.55%            0.17%          (0.11)%
Portfolio Turnover Rate***                                   66%              60%              47%              31%

For a share outstanding during the                     Janus Global Value Fund
fiscal year or period ended October 31                  2002            2001(3)

---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $       9.68     $      10.00
---------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .03              .02
  Net gain/(loss) on securities
    (both realized and unrealized)                        (1.04)            (.34)
---------------------------------------------------------------------------------
Total from Investment Operations                          (1.01)            (.32)
---------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.02)               --
  Distributions (from capital gains)*                      (.01)               --
---------------------------------------------------------------------------------
Total Distributions                                        (.03)               --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       8.64     $       9.68
---------------------------------------------------------------------------------
Total Return**                                          (10.59)%          (3.10)%
---------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    148,890     $     63,425
Average Net Assets for the Period (in thousands)    $    155,411     $     54,832
Ratio of Gross Expenses to Average Net Assets***(1)        1.19%            1.52%
Ratio of Net Expenses to Average Net Assets***(1)          1.16%            1.50%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                          0.40%            0.64%
Portfolio Turnover Rate***                                   84%               0%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
(3) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

88  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                            Janus Growth and Income Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      27.99     $      40.88     $      36.84     $      26.45     $      25.07
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .20              .32              .18              .26              .08
  Net gain/(loss) on securities
    (both realized and unrealized)                        (4.28)          (11.24)             5.84            12.27             3.72
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.08)          (10.92)             6.02            12.53             3.80
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.21)            (.35)            (.14)            (.27)            (.04)
  Distributions (from capital gains)*                         --           (1.62)           (1.84)           (1.87)           (2.38)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.21)           (1.97)           (1.98)           (2.14)           (2.42)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      23.70     $      27.99     $      40.88     $      36.84     $      26.45
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (14.62)%         (27.66)%           16.44%           49.59%           16.73%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  5,327,674     $  6,575,281     $  9,305,835     $  5,836,885     $  2,819,079
Average Net Assets for the Period (in thousands)    $  6,479,535     $  7,758,499     $  8,594,302     $  4,375,277     $  2,478,899
Ratio of Gross Expenses to Average Net Assets(1)           0.90%            0.87%            0.89%            0.92%            0.96%
Ratio of Net Expenses to Average Net Assets(1)             0.88%            0.86%            0.88%            0.90%            0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.73%            0.96%            0.49%            0.37%            0.33%
Portfolio Turnover Rate                                      49%              59%              41%              43%              95%

For a share outstanding during the                                                 Janus Mercury Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      19.14     $      40.59     $      35.65     $      20.77     $      18.65
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --              .04              .03               --            (.01)
  Net gains/(losses) on securities
    (both realized and unrealized)                        (4.18)          (17.05)             8.18            16.89             4.07
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.18)          (17.01)             8.21            16.89             4.06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.04)            (.03)               --               --            (.04)
  Distributions (from capital gains)*                         --           (4.41)           (3.27)           (2.01)           (1.90)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.04)           (4.44)           (3.27)           (2.01)           (1.94)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      14.92     $      19.14     $      40.59     $      35.65     $      20.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (21.88)%         (46.21)%           22.99%           86.02%           24.75%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  5,034,041     $  7,910,482     $ 16,347,935     $  9,059,883     $  2,368,077
Average Net Assets for the Period (in thousands)    $  6,783,864     $ 11,243,108     $ 15,903,790     $  5,258,427     $  2,103,414
Ratio of Gross Expenses to Average Net Assets(1)           0.94%            0.89%            0.89%            0.93%            0.97%
Ratio of Net Expenses to Average Net Assets(1)             0.92%            0.88%            0.88%            0.91%            0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.07)%            0.16%            0.08%          (0.39)%          (0.33)%
Portfolio Turnover Rate                                      97%              83%              71%              89%             105%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                                 Janus Olympus Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      24.59     $      50.50     $      40.87     $      21.70     $      18.41
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --              .13              .21              .02               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.88)          (25.42)            11.21            19.15             4.05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.88)          (25.29)            11.42            19.17             4.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.11)            (.23)            (.01)               --            (.04)
  Distributions (from capital gains)*                         --            (.39)           (1.78)               --            (.72)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.11)            (.62)           (1.79)               --            (.76)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      20.60     $      24.59     $      50.50     $      40.87     $      21.70
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (15.89)%         (50.61)%           28.05%           88.34%           23.10%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  2,136,167     $  3,074,317     $  7,695,784     $  3,887,448     $    947,494
Average Net Assets for the Period (in thousands)    $  2,882,934     $  4,767,090     $  7,594,158     $  2,268,894     $    774,434
Ratio of Gross Expenses to Average Net Assets(1)           0.94%            0.91%            0.91%            0.95%            1.01%
Ratio of Net Expenses to Average Net Assets(1)             0.91%            0.89%            0.90%            0.93%            0.98%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.13)%            0.34%            0.51%            0.06%          (0.21)%
Portfolio Turnover Rate                                      90%             118%              96%              91%             123%

For a share outstanding during the                                 Janus Orion Fund
fiscal year or period ended October 31                  2002             2001            2000(2)

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $       5.21     $       8.81     $      10.00
--------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --              .02
  Net gains/(losses) on securities
    (both realized and unrealized)                         (.88)           (3.58)           (1.21)
--------------------------------------------------------------------------------------------------
Total from Investment Operations                           (.88)           (3.58)           (1.19)
--------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --            (.02)               --
  Distributions (from capital gains)*                         --               --               --
--------------------------------------------------------------------------------------------------
Total Distributions                                           --            (.02)               --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       4.33     $       5.21     $       8.81
--------------------------------------------------------------------------------------------------
Total Return**                                          (16.70)%         (40.69)%         (11.90)%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    421,458     $    602,303     $  1,127,628
Average Net Assets for the Period (in thousands)    $    562,457     $    762,142     $  1,086,834
Ratio of Gross Expenses to Average Net Assets***(1)        1.09%            1.06%            1.14%
Ratio of Net Expenses to Average Net Assets***(1)          1.04%            1.03%            1.12%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.30)%          (0.06)%            0.82%
Portfolio Turnover Rate***                                  161%             206%              35%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from June 30, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

90  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                                Janus Overseas Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      18.44     $      33.44     $      25.35     $      17.95     $      17.94
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .15              .28              .01               --              .08
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.05)          (11.42)             8.22             7.49              .54
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (2.90)          (11.14)             8.23             7.49              .62
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.10)            (.20)               --            (.09)            (.10)
  Distributions (from capital gains)*                         --           (3.66)            (.14)               --            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.10)           (3.86)            (.14)            (.09)            (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      15.44     $      18.44     $      33.44     $      25.35     $      17.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (15.78)%         (37.09)%           32.59%           41.77%            3.55%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  3,242,597     $  4,988,637     $  9,380,308     $  5,639,980     $  3,889,098
Average Net Assets for the Period (in thousands)    $  4,445,864     $  6,945,505     $  9,862,835     $  4,577,552     $  3,948,710
Ratio of Gross Expenses to Average Net Assets(1)           0.91%            0.87%            0.89%            0.92%            0.96%
Ratio of Net Expenses to Average Net Assets(1)             0.89%            0.85%            0.88%            0.91%            0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.69%            0.77%            0.22%          (0.03)%            0.58%
Portfolio Turnover Rate                                      63%              65%              62%              92%             105%

For a share outstanding during the                                            Janus Special Situations Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      13.16     $      21.60     $      22.75     $      14.57     $      14.08
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .01               --               --               --               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (2.79)           (7.12)             2.16             8.22             1.15
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (2.78)           (7.12)             2.16             8.22             1.15
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --               --
  Distributions (from capital gains)*                         --           (1.32)           (3.31)            (.04)            (.66)
  Tax return of capital                                    (.01)               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.01)           (1.32)           (3.31)            (.04)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      10.37     $      13.16     $      21.60     $      22.75     $      14.57
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (21.21)%         (34.49)%            9.33%           56.54%            8.49%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    612,967     $    938,920     $  1,700,314     $  1,196,978     $    786,317
Average Net Assets for the Period (in thousands)    $    884,749     $  1,323,720     $  1,684,178     $  1,000,549     $    716,123
Ratio of Gross Expenses to Average Net Assets(1)           0.98%            0.98%            0.96%            1.00%            1.08%
Ratio of Net Expenses to Average Net Assets(1)             0.94%            0.94%            0.94%            0.98%            1.05%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.34)%          (0.15)%          (0.58)%          (0.76)%          (0.49)%
Portfolio Turnover Rate                                      74%             113%              58%             104%             117%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                            Janus Strategic Value Fund
fiscal year or period ended October 31                  2002             2001            2000(2)

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $       8.42     $      11.29     $      10.00
--------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --              .03              .01
  Net gain/(loss) on securities
    (both realized and unrealized)                        (1.45)           (2.65)             1.28
--------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.45)           (2.62)             1.29
--------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.02)            (.02)               --
  Distributions (from capital gains)*                         --            (.23)               --
--------------------------------------------------------------------------------------------------
Total Distributions                                        (.02)            (.25)               --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       6.95     $       8.42     $      11.29
--------------------------------------------------------------------------------------------------
Total Return**                                          (17.23)%         (23.61)%           12.90%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  1,287,494     $  1,954,667     $  3,126,948
Average Net Assets for the Period (in thousands)    $  1,808,435     $  2,665,589     $  2,840,620
Ratio of Gross Expenses to Average Net Assets***(1)        1.01%            0.92%            1.02%
Ratio of Net Expenses to Average Net Assets***(1)          0.98%            0.91%            0.99%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                          0.03%            0.29%            0.14%
Portfolio Turnover Rate***                                   60%              77%              72%

For a share outstanding during the                                                 Janus Twenty Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      36.31     $      71.07     $      69.72     $      42.98     $      35.16
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .21              .32               --              .21              .12
  Net gains/(losses) on securities
    (both realized and unrealized)                        (5.71)          (33.33)             5.62            26.97            12.26
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (5.50)          (33.01)             5.62            27.18            12.38
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.34)               --            (.19)            (.14)            (.10)
  Distributions (from capital gains)*                         --           (1.75)           (4.08)            (.30)           (4.46)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.34)           (1.75)           (4.27)            (.44)           (4.56)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      30.47     $      36.31     $      71.07     $      69.72     $      42.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (15.35)%         (47.43)%            7.40%           63.51%           40.58%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 10,107,243     $ 14,378,453     $ 31,008,266     $ 28,793,112     $ 11,254,870
Average Net Assets for the Period (in thousands)    $ 12,572,984     $ 20,320,750     $ 34,528,876     $ 22,206,982     $  8,025,121
Ratio of Gross Expenses to Average Net Assets(1)           0.84%            0.84%            0.86%            0.88%            0.91%
Ratio of Net Expenses to Average Net Assets(1)             0.83%            0.84%            0.85%            0.87%            0.90%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.56%            0.63%          (0.13)%            0.40%            0.39%
Portfolio Turnover Rate                                      53%              50%              27%              40%              54%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from February 29, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

92  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                                 Janus Venture Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      36.99     $      82.39     $      89.71     $      49.81     $      58.84
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --               --               --            (.09)
  Net gains/(losses) on securities
    (both realized and unrealized)                        (5.40)          (29.02)             6.94            44.31              .43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (5.40)          (29.02)             6.94            44.31              .34
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --            (.07)
  Distributions (from capital gains)*                         --          (16.38)          (14.26)           (4.41)           (9.30)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --          (16.38)          (14.26)           (4.41)           (9.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      31.59     $      36.99     $      82.39     $      89.71     $      49.81
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (14.60)%         (40.67)%            3.79%           94.42%            1.07%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    756,323     $  1,009,278     $  1,922,649     $  1,860,355     $  1,035,868
Average Net Assets for the Period (in thousands)    $    992,760     $  1,312,759     $  2,504,381     $  1,350,642     $  1,174,220
Ratio of Gross Expenses to Average Net Assets(1)           0.88%            0.87%            0.87%            0.93%            0.94%
Ratio of Net Expenses to Average Net Assets(1)             0.87%            0.86%            0.86%            0.92%            0.93%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.73)%          (0.36)%          (0.35)%          (0.55)%          (0.29)%
Portfolio Turnover Rate                                      90%              70%              87%             104%              90%

For a share outstanding during the                                                Janus Worldwide Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      40.17     $      70.74     $      58.87     $      41.52     $      40.05
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .27              .39              .03              .02             1.26
  Net gains/(losses) on securities
    (both realized and unrealized)                        (7.56)          (24.04)            13.15            17.51             3.01
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (7.29)          (23.65)            13.18            17.53             4.27
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.01)            (.41)            (.03)            (.18)           (1.35)
  Distributions (from capital gains)*                         --           (6.51)           (1.28)               --           (1.45)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.01)           (6.92)           (1.31)            (.18)           (2.80)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      32.87     $      40.17     $      70.74     $      58.87     $      41.52
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (18.15)%         (36.56)%           22.41%           42.33%           11.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 13,465,168     $ 20,331,383     $ 37,775,243     $ 24,091,321     $ 13,931,990
Average Net Assets for the Period (in thousands)    $ 18,185,263     $ 27,993,000     $ 38,726,913     $ 18,892,896     $ 13,078,350
Ratio of Gross Expenses to Average Net Assets(1)           0.87%            0.87%            0.88%            0.89%            0.92%
Ratio of Net Expenses to Average Net Assets(1)             0.86%            0.85%            0.86%            0.88%            0.90%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.62%            0.53%            0.13%            0.07%            0.47%
Portfolio Turnover Rate                                      73%              78%              58%              68%              86%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

ADR               American Depository Receipt

GDR               Global Depository Receipt

New York Shares   Securities of foreign companies trading on the New York Stock
                  Exchange

RNC               Represents non-convertible savings shares

*       Non-income-producing security
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 or other provisions and may be deemed to be restricted for resale.
(omega) Rate is subject to change. Rate shown reflects current rate.
(pi) Security is a defaulted security in Janus Special Situations Fund with accrued interest in the amount of $238,222 that was written-off August 21, 2001.
(delta) Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.
(beta) Security is a defaulted security in Janus Strategic Value Fund with accrued interest in the amount of $363,565 that was written-off August 21, 2001.

ss.  SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                       Value as
                                Acquisition  Acquisition      Fair      % of
                                    Date        Cost          Value   Net Assets
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Pharmaceutical Resources, Inc.     9/6/01    $45,093,240   $39,364,728   2.83%
--------------------------------------------------------------------------------
Janus Global Technology Fund
Yipes Communication Group, Inc.    9/19/00   $14,999,998   $         0   0.00%
--------------------------------------------------------------------------------
Janus Venture Fund
Plumtree Software, Inc.            5/19/00   $ 4,000,003   $   928,625   0.12%
--------------------------------------------------------------------------------
The Funds have registration rights for certain restricted securities held as of October 31, 2002. The issuer incurs all registration costs.

Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

94  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2002.

                                                            Purchases                            Sales                  Realized
                                                      Shares           Cost              Shares           Cost         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Apogent Technologies, Inc.                           1,709,825   $   42,332,200                --               --               --
Apria Healthcare Group, Inc.                         1,623,235       35,960,392                --               --               --
Bemis Company, Inc.                                  2,695,120      134,873,322                --               --               --
Linear Technology Corp.                                     --               --         1,402,970   $   41,962,314   $   13,307,831
Maxim Integrated Products, Inc.                      1,260,000       53,907,313           345,440       17,172,548       (2,670,887)
MGIC Investment Corp.                                  429,275       23,000,868                --               --               --
Millipore Corp.(1)                                      62,195        2,609,684           240,665       12,179,043       (4,586,534)
Park Place Entertainment Corp.                              --               --        15,901,965      175,633,977      (18,022,490)
Sigma-Aldrich Corp.                                    568,785       25,051,080                --               --               --
Syncor International Corp.                           2,477,825       72,463,992                --               --               --
Univision Communications, Inc. - Class A                    --               --           583,680       29,058,917       (8,410,443)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $  390,198,851                     $  276,006,799   $  (20,382,523)
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.                                               3,555   $       88,943         3,654,785   $  187,150,198   $ (124,747,969)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc                                  49,560   $      731,889         1,822,615   $   66,749,520   $  (53,122,750)
Cellegy Pharmaceuticals, Inc.                               --               --           718,000        4,487,500       (2,694,924)
Pharmaceutical Resources, Inc.                              --               --                --               --               --
Symyx Technologies, Inc.                                    --               --         1,576,740       52,211,122      (36,864,185)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $      731,889                     $  123,448,142   $  (92,681,859)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Microsemi Corp.                                         75,510   $    2,564,727           778,045   $   22,570,954   $   (9,487,638)
Powerchip Semiconductor Corp.                        2,044,000        8,859,309         2,044,000        8,859,309          715,219
Yipes Communication Group, Inc.                             --               --                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $   11,424,036                     $   31,430,263   $   (8,772,419)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Value Fund
Pfeiffer Vacuum Technology A.G.                        355,368   $   10,832,233                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund
Cablevision Systems New York Group - Class A         3,064,903   $   49,449,905         2,086,690   $  151,775,672   $  (98,496,865)
------------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund
Blockbuster Inc. - Class A                           1,732,075   $   39,273,068         1,306,285   $   30,314,446   $    6,326,714
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                      250,000   $    1,887,325                --               --               --
Magnum Hunter Resources, Inc.(2)                       775,000        5,280,654                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $    7,167,979                                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Janus Strategic Value Fund
Kinder Morgan Management LLC(3)                      1,555,669   $   44,804,452            26,131   $      868,778   $     (104,518)
------------------------------------------------------------------------------------------------------------------------------------

                                                    Dividend      Market Value
                                                     Income        at 10/31/02
--------------------------------------------------------------------------------
Janus Fund
Apogent Technologies, Inc.                                  --   $  112,913,798
Apria Healthcare Group, Inc.                                --       93,158,946
Bemis Company, Inc.                             $    1,064,256      140,388,801
Linear Technology Corp.                              4,896,664      707,244,166
Maxim Integrated Products, Inc.                             --      690,282,762
MGIC Investment Corp.                                  700,636      293,986,866
Millipore Corp.(1)                                     274,766       78,882,794
Park Place Entertainment Corp.                              --               --
Sigma-Aldrich Corp.                                  1,224,515      171,209,767
Syncor International Corp.                                  --       88,780,470
Univision Communications, Inc. - Class A                    --      305,855,839
--------------------------------------------------------------------------------
                                                $    8,160,837   $2,682,704,209
--------------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.                                                  --   $    8,187,885
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc                                      --               --
Cellegy Pharmaceuticals, Inc.                               --               --
Pharmaceutical Resources, Inc.                              --   $   39,364,728
Symyx Technologies, Inc.                                    --               --
--------------------------------------------------------------------------------
                                                            --   $   39,364,728
--------------------------------------------------------------------------------
Janus Global Technology Fund
Microsemi Corp.                                             --               --
Powerchip Semiconductor Corp.                               --               --
Yipes Communication Group, Inc.                             --                0
--------------------------------------------------------------------------------
                                                            --               --
--------------------------------------------------------------------------------
Janus Global Value Fund
Pfeiffer Vacuum Technology A.G.                             --   $    8,109,733
--------------------------------------------------------------------------------
Janus Mercury Fund
Cablevision Systems New York Group - Class A                --   $   81,880,989
--------------------------------------------------------------------------------
Janus Olympus Fund
Blockbuster Inc. - Class A                      $       56,657   $   10,206,186
--------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                           --   $   13,204,954
Magnum Hunter Resources, Inc.(2)                            --       11,845,990
--------------------------------------------------------------------------------
                                                            --   $   25,050,944
--------------------------------------------------------------------------------
Janus Strategic Value Fund
Kinder Morgan Management LLC(3)                             --   $   64,908,498
--------------------------------------------------------------------------------

(1)  Millipore Corp. had a .6768-per-1 spinoff into Mykrolis Corp. 2/28/02.
(2)  Magnum Hunter Resources, Inc. issued 1-per-5 warrants 3/22/02.
(3)  Adjusted  for 1.474% for 1 stock split  11/14/01,  1.482% for 1 stock split
     2/14/02 and 1.697% for 1 stock split 5/15/02.

                                        Janus Equity Funds  October 31, 2002  95

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (continued)

                                                            Purchases                            Sales                  Realized
                                                      Shares           Cost              Shares           Cost         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
Biosite, Inc.                                          934,520   $   23,117,964                --               --               --
Centene Corp.                                          619,030       13,239,008           107,355   $    2,745,332   $      370,706
Dynacare, Inc.                                       1,844,415       20,288,565         1,844,415       20,288,565       20,845,590
Euronet Worldwide, Inc.                              1,403,795       18,125,223                --               --               --
Gray Television, Inc.                                  930,190        7,674,068                --               --               --
MIM Corp.                                            1,289,260       19,764,171                --               --               --
School Specialty, Inc.                                      --               --           286,023        5,477,318        1,521,172
Stellent, Inc.                                         425,640        7,942,384         1,257,805       39,269,890      (30,215,581)
TALX Corp.                                              79,713        1,026,396                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $  111,177,779                     $   67,781,105   $   (7,478,113)
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Grupo Televisa S.A. (ADR)                                   --               --         3,168,155   $  198,831,917   $  (98,999,953)
------------------------------------------------------------------------------------------------------------------------------------

                                                    Dividend      Market Value
                                                     Income        at 10/31/02
--------------------------------------------------------------------------------
Biosite, Inc.                                               --   $   26,988,938
Centene Corp.                                               --       15,570,270
Dynacare, Inc.                                              --               --
Euronet Worldwide, Inc.                                     --        6,972,821
Gray Television, Inc.                                       --        8,232,182
MIM Corp.                                                   --        9,231,102
School Specialty, Inc.                                      --       15,348,303
Stellent, Inc.                                              --               --
TALX Corp.                                      $      127,860       12,662,571
--------------------------------------------------------------------------------
                                                $      127,860   $   95,006,187
--------------------------------------------------------------------------------
Janus Worldwide Fund
Grupo Televisa S.A. (ADR)                                   --   $  108,140,180
--------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

96  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Eighteen series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is classified as diversified as defined in the 1940 Act, with the exception of Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Olympus Fund, Janus Orion Fund, Janus Special Situations Fund, Janus Strategic Value Fund and Janus Twenty Fund, which are classified as nondiversified.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Funds' financial statements, the Funds are no longer required to show certain distribution information as a separate line item. The Funds' current and prior year Statements of Changes in Net Assets and Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees', the Funds may lend securities to qualified parties (typically brokers or other financial institutions) for the purpose of earning additional income. All loans will be continuously 100 percent secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral, may be invested in money market funds advised by Janus Capital Management LLC ("Janus Capital") to the extent consistent with exemptive relief obtained from the SEC. As with other extensions of credit, there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. The Funds will not have the right to vote on securities while they are being lent, but they will generally call a loan in anticipation of any important vote. Securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing and where Janus Capital believes the benefit from granting such loans justifies the risk.

The borrower pays fees at the Funds' direction to its lending agent. Additionally, the lending agent invests the cash collateral and retains a portion of the interest earned. The lending fees and the Funds' portion of the interest income earned on cash collateral are included in interest income on the Statement of Operations. During the period ended October 31, 2002, the following Funds earned security lending fees totaling:

Fund                                                                Lending Fees
--------------------------------------------------------------------------------
Janus Balanced Fund                                                   $106,652
Janus Growth and Income Fund                                            37,841
Janus Mercury Fund                                                     155,873
Janus Twenty Fund                                                      264,745
Janus Worldwide Fund                                                   223,550
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2002  97

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Funds may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for Janus Balanced and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining sixteen Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

98  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreements with the Funds spell out the fees that the Funds must pay for the period. Each Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

Each Fund pays Janus Services LLC, a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account (excluding Janus Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an affiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2002, are noted below.

                                 DST Securities, Inc.    Fund
                                     Commissions        Expense
                                         Paid          Reduction       DST Fees
--------------------------------------------------------------------------------
Janus Fund                            $  679,325      $  509,621      $2,491,218
Janus Fund 2                              45,200          33,908         194,672
Janus Balanced Fund                      202,991         152,281         220,043
Janus Core Equity Fund                    39,563          29,680         226,723
Janus Enterprise Fund                    379,137         284,424         727,354
Janus Global Life Sciences Fund           38,342          28,764         739,816
Janus Global Technology Fund              37,332          28,006       1,084,560
Janus Global Value Fund                       --              --          59,545
Janus Growth and Income Fund             134,835         101,152       1,151,655
Janus Mercury Fund                       328,432         246,385       1,956,455
Janus Olympus Fund                        59,306          44,490       1,243,530
Janus Orion Fund                          81,817          61,378         354,873
Janus Overseas Fund                       40,996          30,754         323,690
Janus Special Situations Fund             77,435          58,091         371,241
Janus Strategic Value Fund                58,367          43,786         804,260
Janus Twenty Fund                         43,950          32,971       2,314,585
Janus Venture Fund                        22,730          17,052         212,765
Janus Worldwide Fund                     707,313         530,617       1,292,453
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2002  99

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2002, the following Funds recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                            Purchases          Sales          Dividend       Market Value
                                           Shares/Cost      Shares/Cost        Income         at 10/31/02
==========================================================================================================
Janus Money Market Fund
Janus Fund                               $   50,000,000   $   50,000,000   $       15,393               --
Janus Balanced Fund                         130,000,000      130,000,000           33,446               --
Janus Core Equity Fund                       40,000,000       40,000,000           10,137               --
Janus Enterprise Fund                       110,000,000      110,000,000           42,044               --
Janus Global Technology Fund                100,000,000      100,000,000           25,342               --
Janus Growth and Income Fund                350,000,000      350,000,000          147,290               --
Janus Olympus Fund                          150,000,000      150,000,000           43,192               --
Janus Twenty Fund                         1,855,500,000    1,855,500,000          511,943               --
Janus Worldwide Fund                      1,783,900,000    1,783,900,000          502,186               --
----------------------------------------------------------------------------------------------------------
                                         $4,569,400,000   $4,569,400,000   $    1,330,973               --
==========================================================================================================
Janus Institutional Cash Reserves Fund
Janus Twenty Fund                        $  950,000,000   $  625,000,000   $    4,299,027   $  325,000,000
Janus Worldwide Fund                        300,000,000      300,000,000          720,808               --
----------------------------------------------------------------------------------------------------------
                                         $  925,000,000   $  925,000,000   $    5,019,835   $  325,000,000
==========================================================================================================
Janus Government Money Market Fund
Janus Twenty Fund                        $  481,400,000   $  481,400,000   $       35,789               --
----------------------------------------------------------------------------------------------------------

100  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                                                           Net Tax AP/DP
                                    Undistributed     Undistributed                         on Foreign          Net Tax
                                       Ordinary         Long-Term        Accumulated         Currency           AP/DP on
                                        Income            Gains        Capital Losses       and Futures       Investments
---------------------------------------------------------------------------------------------------------------------------
Janus Fund                                     --          --         $(9,671,152,000)                --    $   491,653,287
Janus Fund 2                                   --          --            (269,967,532)                --       (14,010,731)
Janus Balanced Fund               $    15,172,988          --            (537,568,467)   $        44,293       (49,167,384)
Janus Core Equity Fund                  4,544,868          --            (195,096,618)             9,470       (34,838,368)
Janus Enterprise Fund                          --          --          (4,639,617,198)                --      (148,453,850)
Janus Global Life Sciences Fund                --          --          (1,130,201,935)            23,041       (36,867,937)
Janus Global Technology Fund                   --          --          (2,856,603,063)           180,019      (146,500,379)
Janus Global Value Fund                   641,156          --             (17,537,956)             7,575       (27,862,713)
Janus Growth and Income Fund            8,082,421          --          (1,040,247,620)            45,887      (440,873,493)
Janus Mercury Fund                             --          --          (6,773,174,551)         (546,522)      (276,732,811)
Janus Olympus Fund                             --          --          (2,048,586,951)                --       (31,238,668)
Janus Orion Fund                               --          --            (704,024,591)                --       (10,523,340)
Janus Overseas Fund                    28,475,042          --          (1,638,431,220)         (150,874)      (175,602,612)
Janus Special Situations Fund                  --          --            (385,373,458)           769,619      (134,729,528)
Janus Strategic Value Fund                594,782          --            (558,365,424)         1,297,659      (210,973,821)
Janus Twenty Fund                      65,081,539          --          (4,125,398,706)                --      (390,706,165)
Janus Venture Fund                             --          --            (278,279,615)                --       (68,365,399)
Janus Worldwide Fund                  111,735,233          --          (7,182,347,339)       (4,196,079)      (597,837,293)
---------------------------------------------------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

                                       Janus Equity Funds  October 31, 2002  101

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                    Federal Tax        Unrealized        Unrealized
Fund                                    Cost          Appreciation     (Depreciation)
--------------------------------------------------------------------------------------
Janus Fund                        $15,848,619,650   $ 2,607,293,239   $(2,115,639,952)
Janus Fund 2                          230,722,281        13,083,617       (27,094,348)
Janus Balanced Fund                 3,937,110,995       189,518,078      (238,685,462)
Janus Core Equity Fund                730,630,165        36,589,130       (71,427,498)
Janus Enterprise Fund               2,024,832,994       155,406,682      (303,860,532)
Janus Global Life Sciences Fund     1,404,590,644       158,339,760      (195,207,697)
Janus Global Technology Fund        1,401,712,098       103,288,666      (249,789,045)
Janus Global Value Fund               177,638,053         4,523,737       (32,386,450)
Janus Growth and Income Fund        5,789,657,764       352,367,352      (793,240,845)
Janus Mercury Fund                  5,428,234,581       414,160,666      (688,603,593)
Janus Olympus Fund                  2,156,001,134       157,965,160      (189,203,828)
Janus Orion Fund                      427,198,386        27,892,238       (38,415,578)
Janus Overseas Fund                 3,445,155,459       299,052,689      (474,655,301)
Janus Special Situations Fund         748,530,737        55,444,225      (190,173,753)
Janus Strategic Value Fund          1,490,747,047       120,868,795      (331,842,616)
Janus Twenty Fund                  10,537,096,844       628,101,259    (1,018,807,424)
Janus Venture Fund                    826,506,844       102,399,075      (170,764,474)
Janus Worldwide Fund               14,114,057,548     1,108,002,255    (1,705,839,548)
--------------------------------------------------------------------------------------

102  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                  Distributions
                                 -----------------------------------------------
                                 From Ordinary   From Long-Term    Tax Return of    Net Investment
Fund                                 Income       Capital Gains       Capital            Loss
--------------------------------------------------------------------------------------------------
Janus Fund                                  --               --               --     $(51,967,449)
Janus Fund 2                                --               --               --       (1,843,767)
Janus Balanced Fund               $102,836,430               --               --                --
Janus Core Equity Fund               4,034,603               --               --                --
Janus Enterprise Fund                       --               --               --      (10,938,190)
Janus Global Life Sciences Fund             --               --               --       (8,130,926)
Janus Global Technology Fund                --               --               --       (1,341,108)
Janus Global Value Fund                161,371     $     58,410               --                --
Janus Growth and Income Fund        49,458,623               --               --                --
Janus Mercury Fund                  17,961,490               --               --       (5,224,249)
Janus Olympus Fund                  13,410,712               --               --       (3,686,253)
Janus Orion Fund                            --               --               --       (1,730,302)
Janus Overseas Fund                 26,692,971               --               --                --
Janus Special Situations Fund               --               --     $    705,864       (2,990,571)
Janus Strategic Value Fund           5,453,841               --               --                --
Janus Twenty Fund                  131,262,301               --               --                --
Janus Venture Fund                          --               --               --       (7,258,643)
Janus Worldwide Fund                 6,067,055               --               --                --
--------------------------------------------------------------------------------------------------

Janus Global Value Fund, Janus Overseas Fund and Janus Worldwide Fund have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Funds are as follows:

Fund                                  Foreign Taxes Paid   Foreign Source Income
--------------------------------------------------------------------------------
Janus Global Value Fund                  $    210,450          $  1,827,334
Janus Overseas Fund                         6,919,154            71,659,119
Janus Worldwide Fund                       16,169,878           181,000,254
--------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2002  103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   SUBSEQUENT EVENT

Stilwell Financial, Inc. ("Stilwell") is the indirect owner of both Berger Financial Group LLC ("Berger") and Janus Capital. Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI") on or about January 1, 2003. Subsequent to the merger, Janus Capital and Berger will be subsidiaries of JCGI. In connection with this transaction, on November 26, 2002, the Berger Funds' Trustees have approved the reorganization of the following Berger funds into comparable Janus funds as follows, subject to shareholder approval:

Current Fund                                 Proposed Acquiring Fund
--------------------------------------------------------------------------------
Berger Balanced Fund                         Janus Balanced Fund
Berger Growth Fund                           Janus Olympus Fund
Berger Large Cap Growth Fund                 Janus Growth and Income Fund
Berger Mid Cap Growth Fund                   Janus Enterprise Fund
Berger Small Company Growth Fund             Janus Venture Fund
Berger Information Technology Fund           Janus Global Technology Fund
Berger International Fund                    Janus Overseas Fund
--------------------------------------------------------------------------------

In addition, on December 10, 2002, the Janus Funds' Trustees approved reorganization transactions in which Janus Fund 2 will transfer its assets to Janus Fund and Janus Special Situations Fund will transfer its assets to Janus Strategic Value Fund. The surviving fund in the reorganization of Janus Special Situations Fund into Janus Strategic Value Fund will be renamed Janus Special Equity Fund. These transactions are expected to be effective on or about February 28, 2003.

104  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Fund 2, Janus Balanced Fund, Janus Core Equity Fund, Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Overseas Fund, Janus Special Situations Fund, Janus Strategic Value Fund, Janus Twenty Fund, Janus Venture Fund and Janus Worldwide Fund (eighteen of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

                                       Janus Equity Funds  October 31, 2002  105

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

106  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                       Janus Equity Funds  October 31, 2002  107

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

108  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2002  109

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Funds             Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
William Bales**              Executive Vice President              2/97-Present     Vice President of Janus Capital. Formerly,
100 Fillmore Street          and Portfolio Manager                                  Analyst (1993-1997) for Janus Capital
Denver, CO 80206             Janus Venture Fund                                     Corporation.
Age 33

Laurence J. Chang**          Executive Vice President              9/99-Present     Vice President of Janus Capital.
100 Fillmore Street          and Co-Portfolio Manager                               Formerly, Co-Portfolio Manager
Denver, CO 80206             Janus Worldwide Fund                                   (1998-2000) of Janus Overseas Fund
Age 37                                                                              and Analyst (1993-1998) for Janus
                                                                                    Capital Corporation.

Jonathan D. Coleman**        Executive Vice President              2/02-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Co-Portfolio Manager (1997-
Denver, CO 80206             Janus Enterprise Fund                                  2000) for Janus Venture Fund and
Age 31                                                                              Analyst (1994-1997 and 2000-2002) for
                                                                                    Janus Capital Corporation.

David J. Corkins**+          Executive Vice President              8/97-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1995-1997)
Denver, CO 80206             Janus Growth and Income Fund                           for Janus Capital Corporation.
Age 36

David C. Decker**            Executive Vice President              9/96-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Assistant Vice President
Denver, CO 80206             Janus Special Situations Fund and                      (1996-1997) of Janus Capital
Age 36                       Janus Strategic Value Fund                             Corporation.

Helen Young Hayes**++        Executive Vice President              2/93-Present     Vice President and Managing Director
100 Fillmore Street          and Co-Portfolio Manager                               of Investments of Janus Capital and
Denver, CO 80206             Janus Worldwide Fund and                               Director of Janus Capital Group Inc.
Age 40                       Janus Overseas Fund                                    Formerly, Director (2000-2002) for
                                                                                    Janus Capital Corporation.

Warren B. Lammert III**+     Executive Vice President and          2/93-Present     Vice President of Janus Capital.
100 Fillmore Street          Portfolio Manager
Denver, CO 80206             Janus Mercury Fund
Age 40

C. Mike Lu**                 Executive Vice President              11/98-Present    Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst, (1991-1998) for
Denver, CO 80206             Janus Global Technology Fund                           Janus Capital Corporation.
Age 33

Brent A. Lynn**              Executive Vice President              1/01-Present     Vice President of Janus Capital.
100 Fillmore Street          and Co-Portfolio Manager                               Formerly, Analyst (1991-2001) for
Denver, CO 80206             Janus Overseas Fund                                    Janus Capital Corporation.
Age 38

Thomas R. Malley**           Executive Vice President              11/98-Present    Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1991-1998) for
Denver, CO 80206             Janus Global Life Sciences Fund                        Janus Capital Corporation.
Age 34
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.
 +Mr. Lammert and Mr. Corkins are related by marriage.
++Ms. Young and Ms. Hayes are sisters.

110  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Karen L. Reidy**             Executive Vice President              1/00-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1995-1999)
Denver, CO 80206             Janus Balanced Fund and                                for Janus Capital Corporation.
Age 35                       Janus Core Equity Fund

Blaine P. Rollins**          Executive Vice President              1/00-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Portfolio Manager (1996-
Denver, CO 80206             Janus Fund                                             1999) of Janus Balanced Fund and
Age 35                                                                              Janus Equity Income Fund.

Ron Sachs**                  Executive Vice President              4/00-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1996-2000) for
Denver, CO 80206             Janus Orion Fund                                       Janus Capital Corporation.
Age 35

Scott W. Schoelzel**         Executive Vice President              8/97-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Portfolio Manager (1995-
Denver, CO 80206             Janus Twenty Fund                                      1997) of Janus Olympus Fund.
Age 44

John H. Schreiber**          Executive Vice President              9/00-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1997-2000) for
Denver, CO 80206             Janus Fund 2                                           Janus Capital Corporation and Analyst
Age 33                                                                              (1995-1997) for Fidelity Investments.

Jason P. Yee**               Executive Vice President              3/01-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Portfolio Manager and
Denver, CO 80206             Janus Global Value Fund                                Managing Director (1996-2000) for
Age 33                                                                              Bee & Associates and Analyst (2000-
                                                                                    2001) for Janus Capital Corporation.

Claire Young**++             Executive Vice President              8/97-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1992-1997) for
Denver, CO 80206             Janus Olympus Fund                                     Janus Capital Corporation.
Age 37
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital. ++Ms. Young and Ms. Hayes are sisters.

                                       Janus Equity Funds  October 31, 2002  111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

112  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                       Janus Equity Funds  October 31, 2002  113

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                       [LOGO] Janus


                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713


Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/02)
                                                                111-02-100 12/02

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